UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21624

Allianz Variable Insurance Products Fund of Funds Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-833-7113

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

AZL® Balanced Index Strategy Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Balanced Index Strategy Fund had a total return of 12.93%. That compared to a 14.25% total return for its benchmark, the Balanced Composite Index, which is comprised of an equal weighting in the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index2.

The AZL® Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 600 Index4, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% of its assets to the underlying bond index fund.

Stocks performed relative well during the 12-month period. Investors were encouraged by slow but improving economic data, strong corporate earnings, rising home prices, muted inflation, and lower unemployment. The U.S. Federal Reserve (the “Fed”) maintained its accommodative monetary policy by continuing its large-scale asset purchase plan throughout the year. Nonetheless, there was heightened anticipation midway through the period that the program would be reduced. This short-term unrest with Fed policy caused both stock and bond prices to decline, but U.S. markets eventually recovered their momentum and performed strongly in the second half of the period. This performance came despite failed negotiations over the U.S. budget that ultimately resulted in a partial government shutdown in October. The Fed’s surprise announcement in December to begin a modest $10 billion reduction in its bond-buying program, starting in early 2014, caused stocks to rally on the view that the economy was on firmer footing, ultimately resulting in a 32.39% gain for the S&P 500 for the 12-month period.

Developed international markets provided strong returns during the period, though they fell short of the gains made in U.S. Markets. The MSCI EAFE Index gained 22.78%, for the period. An aggressive monetary policy in Japan served to depreciate the Yen, helping restore the country’s exports and providing corporations with growing profits.

Bond yields rose dramatically during the period, leading to a decline in bond prices, with the most interest-rate sensitive securities faring the worst. The Barclays U.S. Aggregate Bond Index declined 2.02%.

The Fund underperformed its balanced composite benchmark in 2013 primarily due to its exposure to international equity and a slight underperformance from the underlying fixed income fund that lagged its stated benchmark during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[4]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[5]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	3 Year	Since Inception (7/10/09)
AZL® Balanced Index Strategy Fund	12.93%	8.45%	11.23%
Balanced Composite Index	14.25%	9.95%	12.59%
S&P 500 Index	32.39%	16.18%	20.58%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	4.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Balanced Index Strategy Fund	0.73%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.09%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Balanced Index Strategy Fund	$1,000.00	$1,083.30	$0.42	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Balanced Index Strategy Fund	$1,000.00	$1,024.80	$0.41	0.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	49.1%
Domestic Equities	38.1
International Equities	12.7

Total Investment Securities	99.9
Net other assets (liabilities)	0.1

Net Assets	100.0%

3

AZL Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Companies (99.9%):
19,035,281	AZL Enhanced Bond Index Fund	$203,106,444
3,178,782	AZL International Index Fund	52,704,199
1,413,590	AZL Mid Cap Index Fund	31,706,819
8,442,583	AZL S&P 500 Index Fund, Class 2	108,740,465
1,094,091	AZL Small Cap Stock Index Fund	17,122,526

Total Affiliated Investment Companies (Cost $332,465,840)		413,380,453

Total Investment Securities (Cost $332,465,840)(a) — 99.9%		413,380,453
Net other assets (liabilities) — 0.1%		601,668

Net Assets — 100.0%		$413,982,121

Percentages indicated are based on net assets as of December 31, 2013.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in affiliates, at cost	$332,465,840

Investments in affiliates, at value	$413,380,453
Receivable for capital shares issued	642,827
Receivable for affiliated investments sold	136,081

Total Assets	414,159,361

Liabilities:
Cash overdraft	136,081
Payable for capital shares redeemed	3,422
Manager fees payable	17,268
Administration fees payable	4,318
Custodian fees payable	380
Administrative and compliance services fees payable	1,659
Trustee fees payable	13
Other accrued liabilities	14,099

Total Liabilities	177,240

Net Assets	$413,982,121

Net Assets Consist of:
Capital	$322,447,214
Accumulated net investment income/(loss)	6,008,337
Accumulated net realized gains/(losses) from investment transactions	4,611,957
Net unrealized appreciation/(depreciation) on investments	80,914,613

Net Assets	$413,982,121

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,876,115
Net Asset Value (offering and redemption price per share)	$15.40

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$4,529,416

Total Investment Income	4,529,416

Expenses:
Manager fees	191,537
Administration fees	55,457
Custodian fees	1,514
Administrative and compliance services fees	7,766
Trustee fees	20,162
Professional fees	16,522
Shareholder reports	14,401
Other expenses	8,281

Total expenses	315,640

Net Investment Income/(Loss)	4,213,776

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	4,074,470
Net realized gains distributions from affiliated underlying funds	2,820,164
Change in net unrealized appreciation/depreciation on investments	35,462,711

Net Realized/Unrealized Gains/(Losses) on Investments	42,357,345

Change in Net Assets Resulting From Operations	$46,571,121

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL Balanced Index Strategy Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,213,776	$3,635,268
Net realized gains/(losses) on investment transactions	6,894,634	3,496,650
Change in unrealized appreciation/depreciation on investments	35,462,711	25,018,468

Change in net assets resulting from operations	46,571,121	32,150,386

Dividends to Shareholders:
From net investment income	(6,512,409)	(4,752,732)
From net realized gains	(1,087,438)	(1,468,688)

Change in net assets resulting from dividends to shareholders	(7,599,847)	(6,221,420)

Capital Transactions:
Proceeds from shares issued	47,430,337	49,471,625
Proceeds from dividends reinvested	7,599,846	6,221,420
Value of shares redeemed	(34,130,779)	(25,684,783)

Change in net assets resulting from capital transactions	20,899,404	30,008,262

Change in net assets	59,870,678	55,937,228
Net Assets:
Beginning of period	354,111,443	298,174,215

End of period	$413,982,121	$354,111,443

Accumulated net investment income/(loss)	$6,008,337	$6,512,390

Share Transactions:
Shares issued	3,212,441	3,682,924
Dividends reinvested	519,825	453,456
Shares redeemed	(2,322,343)	(1,893,607)

Change in shares	1,409,923	2,242,773

See accompanying notes to the financial statements.

6

AZL Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	July 10, 2009 to December 31, 2009(a)
Net Asset Value, Beginning of Period	$13.91	$12.84	$12.63	$11.43	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.13	0.10	0.06	—	(b)
Net Realized and Unrealized
Gains/(Losses) on Investments	1.63	1.19	0.20	1.14	1.43

Total from Investment Activities	1.78	1.32	0.30	1.20	1.43

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.19)	(0.09)	—	—
Net Realized Gains	(0.04)	(0.06)	—	—	—

Total Dividends	(0.29)	(0.25)	(0.09)	—	—

Net Asset Value, End of Period	$15.40	$13.91	$12.84	$12.63	$11.43

Total Return(c)	12.93%	10.29%	2.41%	10.50%	14.30	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$413,982	$354,111	$298,174	$219,392	$137,067
Net Investment Income/(Loss)(e)	1.10%	1.08%	1.10%	0.58%	(0.03)%
Expenses Before Reductions* (e)(f)	0.08%	0.09%	0.09%	0.10%	0.20%
Expenses Net of Reductions*(e)	0.08%	0.09%	0.09%	0.10%	0.20%
Portfolio Turnover Rate(g)	8%	7%	6%	4%	50	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Balanced Index Strategy Fund (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Balanced Index Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

8

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Enhanced Bond Index Fund	$174,462,175	$41,473,764	$(4,356,633)	$(206,397)	$(8,266,465)	$203,106,444	$2,050,849
AZL International Index Fund	45,672,834	2,727,985	(4,275,570)	419,763	8,159,187	52,704,199	943,541
AZL Mid Cap Index Fund	27,310,233	1,139,450	(4,493,160)	670,963	7,079,333	31,706,819	190,141
AZL S&P 500 Index Fund, Class 2	92,313,602	3,904,725	(14,028,653)	2,434,200	24,116,591	108,740,465	1,196,150
AZL Small Cap Stock Index Fund	14,612,536	631,425	(3,251,441)	755,941	4,374,065	17,122,526	148,735

	$354,371,380	$49,877,349	$(30,405,457)	$4,074,470	$35,462,711	$413,380,453	$4,529,416

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $5,384 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

9

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

AZL Balanced Index Strategy Fund

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$413,380,453	$—	$413,380,453

Total Investment Securities	$413,380,453	$—	$413,380,453

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Balanced Index Strategy Fund	$49,877,349	$30,405,457

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2013, the Fund did not directly invest in derivatives.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $333,131,292. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$80,914,613
Unrealized depreciation	(665,452)

Net unrealized appreciation/(depreciation)	$80,249,161

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$6,512,409	$1,087,438	$7,599,847

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$4,752,732	$1,468,688	$6,221,420

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Balanced Index Strategy Fund	$6,008,338	$5,277,408	$—	$80,249,161	$91,534,907

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 18.12% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $1,087,438.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

17

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL MVP FusionSM Balanced Fund

(formerly AZL FusionSM Balanced Fund)

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Balanced Fund Review (unaudited)

(formerly AZL FusionSM Balanced Fund)

Allianz Investment Management LLC serves as the Manager for the AZL MVP FusionSM Balanced Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the period ended December 31, 2013, the AZL MVP FusionSM Balanced Fund returned 11.46%. That compared to a 14.25% total return for its benchmark, the Balanced Composite Index, which is comprised of equal weightings in the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index2.

The AZL MVP FusionSM Balanced Fund is a fund of fund that generates broad diversification by investing in 28 underlying funds as of year-end. The Fund typically holds between 40% and 60% of its assets in equity funds and between 40% and 60% in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed well for the 12-month period. Investors were encouraged by slow but improving economic data, strong corporate earnings, rising home prices, muted inflation, and lower unemployment. The U.S. Federal Reserve (the “Fed”) maintained its accommodative monetary policy by continuing its large-scale asset purchase plan throughout the year. However, there was heightened anticipation midway through the period that the program would be reduced. This short-term unrest with Fed policy caused both stock and bond prices to decline, although U.S. markets eventually recovered their momentum and performed strongly in the second half of the period. The S&P 500 Index gained 32.39% during the period.

During the period, developed international markets provided strong returns although they fell short of the gains made in U.S. markets, and the MSCI EAFE Index3 gained 22.78%. An aggressive monetary policy in Japan served to depreciate the Yen, helping restore the country’s exports and providing corporations with growing profits. Stock prices plummeted in many emerging markets due in part to anticipation of more restrictive monetary policy on the horizon from the Fed. Capital outflows in these countries led to rising interest rates and declining growth and currency values. During the period, the impact was felt most strongly in countries running current account deficits. Emerging markets were negatively affected by slowing growth in China and declining commodity prices. These interrelated factors created challenges for emerging market economies heavily dependent on commodities. The MSCI Emerging Markets Index4 declined 2.27%.

During the period, bond yields rose dramatically, leading to a decline in bond prices, with the most interest-rate sensitive securities faring the worst. Against this backdrop, the Barclay U.S. Aggregate Bond Index declined by 2.02%. Treasury inflation-protected securities (TIPS) were a significant laggard within the fixed income sector. The Barclays U.S. TIPS Index5 lost 8.61% during the period due to the combination of higher interest rates and low inflation. High-yield bonds were a notable exception to the poor performance of fixed income investments during the period. These bonds’ sensitivity to credit risk provided some isolation from the rising yield environment. The Barclays U.S. Corporate High-Yield Bond Index6 gained 7.44% during the period as investors continued to seek higher yields.

The Fund underperformed its balanced composite benchmark during the period due to its exposure to select asset classes and underperformance from certain underlying funds. The Fund’s allocations to international and emerging markets, along with exposure to global real estate and TIPS, detracted from the Fund’s relative performance. A group of underlying funds that lagged their benchmarks, most notably within fixed income and international equity, also hampered the Fund’s returns.*

Factors contributing positively to the Fund’s relative performance included its allocation to high-yield and short-term bonds. These asset classes outperformed the broader fixed income benchmark.*

In the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[4]	The Morgan Stanley Capital International, Emerging Markets (“MSCI Emerging Markets”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.
[6]	The Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment-grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Balanced Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL MVP FusionSM Balanced Fund	11.46%	7.15%	11.61%	5.42%
Balanced Composite Index	14.25%	9.95%	11.49%	6.68%
S&P 500 Index	32.39%	16.18%	17.94%	7.81%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	4.44%	4.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL MVP FusionSM Balanced Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to May 1, 2013, the Manager voluntarily decreased the management fee to 0.17% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.23%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Balanced Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Fusion Balanced Fund	$1,000.00	$1,085.30	$1.16	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Fusion Balanced Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	45.9%
Domestic Equities	31.7
International Equities	17.4
Money Market	— ^

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL MVP Fusion Balanced Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Companies (95.0%):
1,788,787	AZL BlackRock Capital Appreciation Fund	$33,933,292
1,195,587	AZL Columbia Mid Cap Value Fund	14,167,709
1,405,407	AZL Dreyfus Research Growth Fund	20,729,755
1,150,124	AZL Federated Clover Small Value Fund	27,211,930
2,135,809	AZL Gateway Fund	24,882,176
2,399,254	AZL International Index Fund	39,779,632
2,167,069	AZL Invesco Growth and Income Fund	33,611,240
2,153,818	AZL Invesco International Equity Fund	40,104,083
2,822,719	AZL JPMorgan International Opportunities Fund	52,813,077
3,657,173	AZL JPMorgan U.S. Equity Fund	53,175,292
1,280,514	AZL MFS Investors Trust Fund	27,274,954
3,364,740	AZL MFS Value Fund	40,309,587
627,809	AZL Mid Cap Index Fund	14,081,751
1,769,990	AZL Morgan Stanley Global Real Estate Fund	17,452,099
766,073	AZL Morgan Stanley Mid Cap Growth Fund	14,157,027
2,060,878	AZL NFJ International Value Fund	26,544,103
2,144,067	AZL Oppenheimer Discovery Fund	33,833,372
11,013,363	AZL Pyramis Core Bond Fund	107,710,687
2,035,357	AZL Russell 1000 Growth Index Fund	33,685,156

Shares		Fair Value
3,606,236	AZL Russell 1000 Value Index Fund	$53,011,675
1,566,146	AZL Schroder Emerging Markets Equity Fund, Class 2	12,215,936
1,552,181	NFJ Dividend Value Portfolio	20,519,827
3,634,033	PIMCO PVIT Global Advantage Strategy Bond Portfolio	35,431,823
4,614,894	PIMCO PVIT High Yield Portfolio	37,242,198
5,718,141	PIMCO PVIT Low Duration Portfolio	60,669,474
4,791,558	PIMCO PVIT Real Return Portfolio	60,373,633
21,433,658	PIMCO PVIT Total Return Portfolio	235,341,567
4,687,127	PIMCO PVIT Unconstrained Bond Portfolio	48,043,051

Total Affiliated Investment Companies (Cost $1,003,245,792)		1,218,306,106

Unaffiliated Investment Company (0.0%):
130,789	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (a)	130,789

Total Unaffiliated Investment Company (Cost $130,789)		130,789

Total Investment Securities (Cost $1,003,376,581)(b) — 95.0%		1,218,436,895
Net other assets (liabilities) — 5.0%		64,226,555

Net Assets — 100.0%		$1,282,663,450

Percentages indicated are based on net assets as of December 31, 2013.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $63,873,417 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/14	259	$31,869,141	$(589,785)
S&P 500 Index E-Mini March Futures	Long	3/21/14	347	31,943,085	1,153,428

Total					$563,643

See accompanying notes to the financial statements.

4

AZL MVP Fusion Balanced Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$130,789
Investments in affiliates, at cost	1,003,245,792

Total Investment securities, at cost	$1,003,376,581

Investments in non-affiliates, at value	$130,789
Investments in affiliates, at value	1,218,306,106

Total Investment securities, at value	1,218,436,895
Segregated cash for collateral	63,873,417
Receivable for capital shares issued	566,688
Receivable for variation margin on futures contracts	111,040

Total Assets	1,282,988,040

Liabilities:
Payable for affiliated investments purchased	13,428
Payable for variation margin on futures contracts	44,516
Manager fees payable	215,060
Administration fees payable	4,500
Custodian fees payable	942
Administrative and compliance services fees payable	5,224
Trustee fees payable	39
Other accrued liabilities	40,881

Total Liabilities	324,590

Net Assets	$1,282,663,450

Net Assets Consist of:
Capital	$1,065,282,577
Accumulated net investment income/(loss)	17,586,643
Accumulated net realized gains/(losses) from investment transactions	(15,829,727)
Net unrealized appreciation/(depreciation) on investments	215,623,957

Net Assets	$1,282,663,450

Shares of beneficial interest (unlimited number of shares authorized, no par value)	101,611,467
Net Asset Value (offering and redemption price per share)	$12.62

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$17,406,131

Total Investment Income	17,406,131

Expenses:
Manager fees	2,343,340
Administration fees	65,009
Custodian fees	3,503
Administrative and compliance services fees	22,056
Trustee fees	57,220
Professional fees	59,247
Shareholder reports	42,022
Other expenses	26,243

Total expenses before reductions	2,618,640
Less expenses voluntarily waived/reimbursed by the Manager	(102,559)

Net expenses	2,516,081

Net Investment Income/(Loss)	14,890,050

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	15,270,923
Net realized gains distributions from affiliated underlying funds	7,798,604
Net realized gains/(losses) on futures contracts	(260,487)
Change in net unrealized appreciation/depreciation on investments	87,492,609

Net Realized/Unrealized Gains/(Losses) on Investments	110,301,649

Change in Net Assets Resulting From Operations	$125,191,699

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Balanced Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change In Net Assets:
Operations:
Net investment income/(loss)	$14,890,050	$14,664,579
Net realized gains/(losses) on investment transactions	22,809,040	15,801,686
Change in unrealized appreciation/depreciation on investments	87,492,609	75,139,963

Change in net assets resulting from operations	125,191,699	105,606,228

Dividends to Shareholders:
From net investment income	(20,989,730)	(19,925,023)

Change in net assets resulting from dividends to shareholders	(20,989,730)	(19,925,023)

Capital Transactions:
Proceeds from shares issued	59,235,936	63,708,943
Proceeds from shares issued in merger	163,914,260	—
Proceeds from dividends reinvested	20,989,730	19,925,023
Value of shares redeemed	(83,571,863)	(61,091,172)

Change in net assets resulting from capital transactions	160,568,063	22,542,794

Change in net assets	264,770,032	108,223,999
Net Assets:
Beginning of period	1,017,893,418	909,669,419

End of period	$1,282,663,450	$1,017,893,418

Accumulated net investment income/(loss)	$17,586,643	$20,989,649

Share Transactions:
Shares issued	4,878,467	5,766,174
Shares issued in merger	13,582,062	—
Dividends reinvested	1,750,603	1,763,276
Shares redeemed	(6,931,870)	(5,449,277)

Change in shares	13,279,262	2,080,173

See accompanying notes to the financial statements.

6

AZL MVP Fusion Balanced Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.52	$10.55	$10.92	$10.10	$8.35

Investment Activities:
Net Investment Income/(Loss)	0.12	0.17	0.17	0.10	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.19	1.03	(0.27)	1.00	2.09

Total from Investment Activities	1.31	1.20	(0.10)	1.10	2.21

Dividends to Shareholders From:
Net Investment Income	(0.21)	(0.23)	(0.27)	(0.28)	(0.18)
Net Realized Gains	—	—	—	—	(0.28)

Total Dividends	(0.21)	(0.23)	(0.27)	(0.28)	(0.46)

Net Asset Value, End of Period	$12.62	$11.52	$10.55	$10.92	$10.10

Total Return(a)	11.46%	11.39%	(0.90)%	11.07%	26.71%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,282,663	$1,017,893	$909,669	$818,193	$583,489
Net Investment Income/(Loss)	1.27%	1.48%	1.85%	1.75%	2.65%
Expenses Before Reductions*(b)	0.22%	0.23%	0.23%	0.24%	0.25%
Expenses Net of Reductions*	0.21%	0.18%	0.18%	0.19%	0.20%
Portfolio Turnover Rate(c)	6%	32%	20%	34%	37%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Balanced Fund (formerly AZL Fusion Balanced Fund) (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2013

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $63.8 million as of December 31, 2013. The monthly average notional amount for these contracts was $57.3 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$1,153,428	Payable for variation margin on futures contracts	$—

Interest Rate		—		589,785

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts / change in unrealized appreciation/depreciation on investments	$707,119	$1,005,194

Interest Rate		(967,606)	(589,785)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MVP Fusion Balanced Fund	0.20%	0.30%

*	From January 1, 2013 through April 30, 2013, the Manager voluntarily reduced the management fee to 0.17%. Effective May 1, 2013, the voluntary waiver was no longer in effect.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

9

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2013

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Allianz AGIC Opportunity Fund	$10,035,797	$9,597	$(64,613)	$1,230	$(9,982,011)	$—	$—
AZL BlackRock Capital Appreciation Fund	25,323,618	190,394	(4,384,065)	769,797	12,033,548	33,933,292	166,400
AZL Columbia Mid Cap Value Fund	10,270,077	95,952	(1,488,815)	290,928	4,999,567	14,167,709	86,355
AZL Columbia Small Cap Value Fund	10,816,756	2,290,270	(1,902,522)	268,390	(11,472,894)	—	194,178
AZL Dreyfus Research Growth Fund	15,031,978	95,453	(2,494,931)	388,178	7,709,077	20,729,755	81,057
AZL Federated Clover Small Cap Value Fund	10,090,223	167,231	(2,264,034)	300,039	18,918,471	27,211,930	98,838
AZL Gateway Fund	19,941,953	212,600	(129,226)	(316)	4,857,165	24,882,176	193,405
AZL International Index Fund	31,827,717	766,354	(4,028,438)	335,280	10,878,719	39,779,632	737,562
AZL Invesco Growth and Income Fund	25,264,815	319,318	(4,358,282)	764,546	11,620,843	33,611,240	295,325
AZL Invesco International Equity Fund	31,470,511	497,878	(2,711,681)	318,158	10,529,217	40,104,083	469,086
AZL JPMorgan International Opportunities Fund	42,464,478	1,150,974	(5,517,374)	5,265	14,709,734	52,813,077	1,112,585
AZL JPMorgan U.S. Equity Fund	40,593,075	506,513	(9,070,485)	1,789,305	19,356,884	53,175,292	468,123
AZL MFS Investors Trust Fund	20,259,452	218,940	(2,955,118)	546,390	9,205,290	27,274,954	199,745
AZL MFS Value Fund	30,766,409	597,243	(6,238,424)	1,247,210	13,937,149	40,309,587	568,451
AZL Mid Cap Index Fund	10,264,640	296,710	(1,329,509)	221,319	4,628,591	14,081,751	86,048
AZL Morgan Stanley Global Real Estate Fund	16,145,357	736,997	(1,562,383)	355,886	1,776,242	17,452,099	722,601
AZL Morgan Stanley Mid Cap Growth Fund	10,161,227	434,835	(1,801,552)	205,891	5,156,626	14,157,027	64,046
AZL NFJ International Value Fund	21,394,539	459,418	(828,977)	(194,454)	5,713,577	26,544,103	440,224
AZL Oppenheimer Discovery Fund	14,630,433	296,185	(6,155,737)	974,545	24,087,946	33,833,372	—
AZL Pyramis Core Bond Fund	100,098,403	6,849,835	(646,129)	138,817	1,269,761	107,710,687	416,997
AZL Russell 1000 Growth Index Fund	30,262,082	383,842	(3,181,901)	1,897,524	4,323,609	33,685,156	350,252
AZL Russell 1000 Value Index Fund	51,254,668	2,858,522	(5,310,577)	4,044,168	164,894	53,011,675	1,020,543
AZL Schroder Emerging Markets Equity Fund, Class 2	10,854,999	102,773	(64,613)	(4,867)	1,327,644	12,215,936	93,176
NFJ Dividend Value Portfolio	14,948,467	185,294	(1,620,209)	177,030	6,829,245	20,519,827	137,084
PIMCO PVIT Global Advantage Strategy Bond Portfolio	30,755,218	1,735,059	(193,839)	4,294	3,131,091	35,431,823	507,417
PIMCO PVIT High Yield Portfolio	31,109,712	1,941,765	(644,203)	22,816	4,812,108	37,242,198	1,892,594
PIMCO PVIT Low Duration Portfolio	50,607,026	3,215,350	(323,065)	87	7,170,076	60,669,474	803,057
PIMCO PVIT Real Return Portfolio	50,452,724	9,291,942	(323,065)	(1,960)	953,992	60,373,633	1,091,212
PIMCO PVIT Total Return Portfolio	200,875,943	27,545,097	(1,424,541)	393,397	7,951,671	235,341,567	4,866,083
PIMCO PVIT Unconstrained Bond Portfolio	40,591,076	2,296,715	(258,452)	12,030	5,401,682	48,043,051	243,687

	$1,008,563,373	$65,749,056	$(73,276,760)	$15,270,923	$201,999,514	$1,218,306,106	$17,406,131

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $22,203 was paid from the Fund relating to these fees and expenses.

10

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2013

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Companies	$1,218,306,106	$—	$1,218,306,106
Unaffiliated Investment Company	130,789	—	130,789

Total Investment Securities	1,218,436,895	—	1,218,436,895

Other Financial Instruments:*
Futures Contracts	563,643	—	563,643

Total Investments	$1,219,000,538	$—	$1,219,000,538

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Balanced Fund	$65,749,056	$73,276,760

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

11

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2013

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $1,017,719,499. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$220,350,223
Unrealized depreciation	(19,632,827)

Net unrealized appreciation/(depreciation)	$200,717,396

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL MVP Fusion Balanced Fund	$923,166

During the year ended December 31, 2013, the Fund utilized $19,597,382 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Balanced Fund	$20,989,730	$—	$20,989,730

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Balanced Fund	$19,925,023	$—	$19,925,023

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Balanced Fund	$17,586,643	$—	$(923,166)	$200,717,396	$217,380,873

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Acquisition of Funds

On April 26, 2013, the Fund (formerly AZL Fusion Balanced Fund) acquired all of the net assets of the AZL MVP Fusion Balanced Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL MVP Fusion Balanced Fund shareholders on April 24, 2013. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 13,582,062 shares of the Fund, valued at $163,914,260, for 14,487,093 shares of the AZL MVP Fusion Balanced Fund outstanding on April 26, 2013.

The investment portfolio of the AZL MVP Fusion Balanced Fund, with a fair value of $155,679,588 and identified cost of $145,773,551 at April 26, 2013, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL MVP Fusion Balanced Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $1,049,479,786. All fees and expenses incurred by the AZL MVP Fusion Balanced Fund and the Fund directly in connection with the plan of reorganization were borne by the Funds.

12

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2013

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income/(loss)	$15,146,714
Net realized/unrealized gains/losses)	116,999,565

Change in net assets resulting from operations	$132,146,279

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL MVP Fusion Balanced Fund that have been included in the Fund’s statement of operations since April 26, 2013.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Balanced Fund (formerly AZL Fusion Balanced Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 11.38% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

17

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL MVP FusionSM Conservative Fund

(formerly AZL FusionSM Conservative Fund)

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Conservative Fund Review (unaudited)

(formerly AZL FusionSM Conservative Fund)

Allianz Investment Management LLC serves as Manager for the AZL MVP FusionSM Conservative Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL MVP FusionSM Conservative Fund returned 7.96%. That compared to an 9.18% total return for its benchmark, the Conservative Composite Index, which is comprised of a 35% weighting in the S&P 500 Index1 and a 65% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL MVP FusionSM Conservative Fund is a fund of funds that generates broad diversification by investing in underlying funds. It was invested in 26 funds at year-end. The Fund typically holds between 25% and 45% of its assets in equity funds and 55% to 75% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed well during the 12-month period. Investors were encouraged by slow but improving economic data, strong corporate earnings, rising home prices, muted inflation, and lower unemployment. The U.S. Federal Reserve (the “Fed”) maintained its accommodative monetary policy by continuing its large-scale asset purchase plan throughout the year. However, there was heightened anticipation midway through the period that the program would be reduced. This short-term unrest with Fed policy caused both stock and bond prices to decline, although U.S. markets eventually recovered their momentum and performed strongly in the second half of the period. This performance came despite failed negotiations over the U.S. budget that ultimately resulted in a partial government shutdown in October. The Fed’s surprise announcement in December to begin a modest $10 billion reduction in its bond-buying program, starting in early 2014, caused stocks to rally on the view that the economy was on firmer footing, ultimately resulting in a 32.39% gain for the S&P 500 for the 12-month period.

During the period, developed international markets provided strong returns with the MSCI EAFE3 posting gains of 22.78%, although they fell short of the gains made in U.S. markets. An aggressive monetary policy in Japan served to depreciate the Yen, helping restore the country’s exports and providing corporations with growing profits.

During the period, bond yields rose dramatically leading to a decline in bond prices, with the most interest-rate sensitive securities faring the worst. Against this backdrop, the Barclay Capital U.S. Aggregate Bond Index declined by 2.02%. Treasury inflation-protected securities (TIPS) were a significant laggard within the fixed income sector during the last year. The Barclays U.S. TIPS Index4 lost 8.61% during this period due to the combination of higher interest rates and low inflation. High-yield bonds were a notable exception to the poor performance of fixed income investments. These bonds’ sensitivity to credit risk provided some isolation from the rising yield environment. The Barclays U.S. Corporate High-Yield Bond Index5 gained 7.44% during the 12-month period as investors continued to seek higher yields.

The Fund underperformed its conservative composite benchmark in 2013 due to its exposure to select asset classes and underperformance from certain underlying funds. The Fund’s allocations to international equity and global real estate, along with exposure to TIPS, detracted from the Fund’s relative performance. A group of underlying funds that lagged their benchmarks, most notably within fixed income and international equity, also hampered the Funds returns.*

Factors contributing positively to the Fund’s relative performance included its allocation to high-yield and short-term bonds within fixed income. These asset classes outperformed the broader fixed income benchmark.*

In the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[4]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.
[5]	The Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment-grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Conservative Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	3 Year	Since Inception (10/23/09)
AZL MVP FusionSM Conservative Fund	7.96%	6.53%	7.72%
Conservative Composite Index	9.18%	7.99%	8.47%
S&P 500 Index	32.39%	16.18%	16.14%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	3.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL MVP FusionSM Conservative Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to May 1, 2013, the Manager voluntarily decreased the management fee to 0.15% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.35% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.25%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Conservative Composite Index”), which is comprised of 35% of the Standard & Poor’s 500 Index (“S&P 500”) and 65% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Conservative Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Conservative Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Fusion Conservative Fund	$1,000.00	$1,061.00	$1.25	0.24%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Fusion Conservative Fund	$1,000.00	$1,024.00	$1.22	0.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Fixed Income	61.4%
Domestic Equities	24.7
International Equities	9.4
Money Market	0.2

Total Investment Securities	95.7
Net other assets (liabilities)	4.3

Net Assets	100.0%

3

AZL MVP Fusion Conservative Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Companies (95.5%):
287,825	AZL BlackRock Capital Appreciation Fund	$5,460,034
231,122	AZL Columbia Mid Cap Value Fund	2,738,800
185,187	AZL Dreyfus Research Growth Fund	2,731,509
172,491	AZL Federated Clover Small Value Fund	4,081,135
343,313	AZL Gateway Fund	3,999,600
331,959	AZL International Index Fund	5,503,873
435,535	AZL Invesco Growth and Income Fund	6,755,153
294,703	AZL Invesco International Equity Fund	5,487,378
293,076	AZL JPMorgan International Opportunities Fund	5,483,456
559,459	AZL JPMorgan U.S. Equity Fund	8,134,528
128,366	AZL MFS Investors Trust Fund	2,734,188
679,024	AZL MFS Value Fund	8,134,708
121,239	AZL Mid Cap Index Fund	2,719,390
274,159	AZL Morgan Stanley Global Real Estate Fund	2,703,207
148,562	AZL Morgan Stanley Mid Cap Growth Fund	2,745,430
344,780	AZL Oppenheimer Discovery Fund	5,440,628
3,065,632	AZL Pyramis Core Bond Fund	29,981,879
185,437	AZL Russell 1000 Growth Index Fund	3,068,982

Shares		Fair Value
Affiliated Investment Companies, continued
573,403	AZL Russell 1000 Value Index Fund	$8,429,028
307,938	NFJ Dividend Value Portfolio	4,070,935
804,965	PIMCO PVIT Global Advantage Strategy Bond Portfolio	7,848,405
1,312,535	PIMCO PVIT High Yield Portfolio	10,592,161
1,985,502	PIMCO PVIT Low Duration Portfolio	21,066,176
1,456,697	PIMCO PVIT Real Return Portfolio	18,354,376
5,650,861	PIMCO PVIT Total Return Portfolio	62,046,456
1,278,550	PIMCO PVIT Unconstrained Bond Portfolio	13,105,142

Total Affiliated Investment Companies (Cost $230,764,937)		253,416,557

Unaffiliated Investment Company (0.2%):
422,194	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	422,194

Total Unaffiliated Investment Company (Cost $422,194)		422,194

Total Investment Securities (Cost $231,187,131)(b) — 95.7%		253,838,751
Net other assets (liabilities) — 4.3%		11,393,393

Net Assets — 100.0%		$265,232,144

Percentages indicated are based on net assets as of December 31, 2013.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $13,291,163 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/14	70	$8,613,281	$(160,340)
S&P 500 Index E-Mini March Futures	Long	3/21/14	50	4,602,750	166,160

Total					$5,820

See accompanying notes to the financial statements.

4

AZL MVP Fusion Conservative Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$422,194
Investments in affiliates, at cost	230,764,937

Total Investment securities, at cost	$231,187,131

Investments in non-affiliates, at value	$422,194
Investments in affiliates, at value	253,416,557

Total Investment securities, at value	253,838,751
Segregated cash for collateral	13,291,163
Receivable for capital shares issued	18,604
Receivable for variation margin on futures contracts	16,000

Total Assets	267,164,518

Liabilities:
Payable for affiliated investments purchased	395,140
Payable for capital shares redeemed	1,466,011
Payable for variation margin on futures contracts	12,031
Manager fees payable	44,843
Administration fees payable	4,289
Custodian fees payable	561
Administrative and compliance services fees payable	1,083
Trustee fees payable	8
Other accrued liabilities	8,408

Total Liabilities	1,932,374

Net Assets	$265,232,144

Net Assets Consist of:
Capital	$233,148,175
Accumulated net investment income/(loss)	4,025,691
Accumulated net realized gains/(losses) from investment transactions	5,400,838
Net unrealized appreciation/(depreciation) on investments	22,657,440

Net Assets	$265,232,144

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,166,506
Net Asset Value (offering and redemption price per share)	$12.53

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$3,912,607

Total Investment Income	3,912,607

Expenses:
Manager fees	518,304
Administration fees	54,473
Custodian fees	2,204
Administrative and compliance services fees	5,294
Trustee fees	13,845
Professional fees	11,218
Shareholder reports	8,356
Other expenses	5,824

Total expenses before reductions	619,518
Less expenses voluntarily waived/reimbursed by the Manager	(42,152)

Net expenses	577,366

Net Investment Income/(Loss)	3,335,241

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	4,662,575
Net realized gains distributions from affiliated underlying funds	1,869,295
Net realized gains/(losses) on futures contracts	409,318
Change in net unrealized appreciation/depreciation on investments	9,649,110

Net Realized/Unrealized Gains/(Losses) on Investments	16,590,298

Change in Net Assets Resulting From Operations	$19,925,539

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Conservative Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,335,241	$3,641,460
Net realized gains/(losses) on investment transactions	6,941,188	4,131,081
Change in unrealized appreciation/depreciation on investments	9,649,110	15,280,951

Change in net assets resulting from operations	19,925,539	23,053,492

Dividends to Shareholders:
From net investment income	(5,617,234)	(3,864,223)
From net realized gains	(2,647,800)	(1,987,684)

Change in net assets resulting from dividends to shareholders	(8,265,034)	(5,851,907)

Capital Transactions:
Proceeds from shares issued	40,121,835	66,559,086
Proceeds from dividends reinvested	8,265,034	5,851,907
Value of shares redeemed	(48,139,776)	(24,478,860)

Change in net assets resulting from capital transactions	247,093	47,932,133

Change in net assets	11,907,598	65,133,718
Net Assets:
Beginning of period	253,324,546	188,190,828

End of period	$265,232,144	$253,324,546

Accumulated net investment income/(loss)	$4,025,691	$5,617,216

Share Transactions:
Shares issued	3,248,870	5,696,767
Dividends reinvested	687,035	496,345
Shares redeemed	(3,895,518)	(2,092,692)

Change in shares	40,387	4,100,420

See accompanying notes to the financial statements.

6

AZL MVP Fusion Conservative Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	October 23, 2009 to December 31, 2009 (a)
Net Asset Value, Beginning of Period	$11.99	$11.05	$11.18	$10.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16	0.14	0.04	0.13	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	0.78	1.10	0.03	0.97	0.16

Total from Investment Activities	0.94	1.24	0.07	1.10	0.18

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.20)	(0.17)	— (b)	(0.10)
Net Realized Gains	(0.13)	(0.10)	(0.03)	— (b)	—

Total Dividends	(0.40)	(0.30)	(0.20)	— (b)	(0.10)

Net Asset Value, End of Period	$12.53	$11.99	$11.05	$11.18	$10.08

Total Return(c)	7.96%	11.27%	0.64%	10.96%	1.81	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$265,232	$253,325	$188,191	$89,707	$5,998
Net Investment Income/(Loss)(e)	1.29%	1.65%	2.12%	2.04%	2.36%
Expenses Before Reductions*(e)(f)	0.24%	0.25%	0.28%	0.34%	2.56%
Expenses Net of Reductions*(e)	0.22%	0.20%	0.23%	0.26%	0.35%
Portfolio Turnover Rate(g)	15%	36%	19%	34%	53	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Conservative Fund (formerly AZL Fusion Conservative Fund) (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value

8

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2013

(“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $13.2 million as of December 31, 2013. The monthly average notional amount for these contracts was $9.8 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$166,160	Payable for variation margin on futures contracts	$—

Interest Rate				(160,340)

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$659,676	$166,160

Interest Rate		(250,358)	(160,340)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MVP Fusion Conservative Fund	0.20%	0.35%

*	From January 1, 2013 through April 30, 2013, the Manager voluntarily reduced the management fee to 0.15%. Effective May 1, 2013, the voluntary waiver was no longer in effect.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

9

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2013

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Allianz AGIC Opportunity Fund	$2,641,800	$114,632	$(318,834)	$(844)	$(2,436,754)	$—	$—
AZL BlackRock Capital Appreciation Fund	5,111,972	339,041	(1,487,408)	225,446	1,270,983	5,460,034	27,018
AZL Columbia Mid Cap Value Fund	2,615,147	133,712	(793,056)	139,875	643,122	2,738,800	16,592
AZL Columbia Small Cap Value Fund	3,959,092	957,338	(1,228,691)	162,927	(3,850,666)	—	56,778
AZL Dreyfus Research Growth Fund	2,579,199	62,325	(710,877)	101,383	699,479	2,731,509	10,751
AZL Federated Clover Small Cap Value Fund	—	16,994	(147,036)	14,988	4,196,189	4,081,135	—
AZL Gateway Fund	3,762,218	213,215	(259,098)	7,220	276,045	3,999,600	30,887
AZL International Index Fund	5,249,027	686,603	(1,364,447)	165,828	766,862	5,503,873	100,328
AZL Invesco Growth and Income Fund	6,439,235	652,173	(2,199,864)	406,475	1,457,134	6,755,153	59,773
AZL Invesco International Equity Fund	5,184,803	392,920	(938,739)	78,129	770,265	5,487,378	63,917
AZL JPMorgan International Opportunities Fund	5,276,148	668,179	(1,351,400)	1,320	889,209	5,483,456	114,107
AZL JPMorgan U.S. Equity Fund	7,712,062	789,059	(2,793,615)	548,140	1,878,882	8,134,528	72,177
AZL MFS Investors Trust Fund	2,581,360	142,118	(701,800)	127,934	584,576	2,734,188	20,069
AZL MFS Value Fund	7,713,525	899,082	(2,774,051)	554,729	1,741,423	8,134,708	115,886
AZL Mid Cap Index Fund	2,623,998	176,911	(783,596)	114,099	587,978	2,719,390	16,738
AZL Morgan Stanley Global Real Estate Fund	2,642,528	580,797	(501,203)	50,037	(68,952)	2,703,207	109,616
AZL Morgan Stanley Mid Cap Growth Fund	2,604,318	151,700	(798,791)	37,968	750,235	2,745,430	12,329
AZL Oppenheimer Discovery Fund	2,566,313	481,139	(1,938,684)	367,085	3,964,775	5,440,628	—
AZL Pyramis Core Bond Fund	32,467,894	4,634,560	(6,324,567)	(9,083)	(786,925)	29,981,879	118,587
AZL Russell 1000 Growth Index Fund	5,111,838	167,782	(3,195,984)	604,453	380,893	3,068,982	31,919
AZL Russell 1000 Value Index Fund	10,312,950	1,347,741	(5,292,133)	1,010,506	1,049,964	8,429,028	165,112
NFJ Dividend Value Portfolio	3,869,259	315,221	(1,117,349)	113,589	890,215	4,070,935	27,247
PIMCO PVIT Global Advantage Strategy Bond Portfolio	7,533,779	1,096,375	(410,215)	(11,300)	(360,234)	7,848,405	118,007
PIMCO PVIT High Yield Portfolio	10,181,974	1,338,388	(944,684)	9,706	6,777	10,592,161	565,216
PIMCO PVIT Low Duration Portfolio	19,967,596	3,133,327	(1,709,151)	(31,716)	(293,880)	21,066,176	297,972
PIMCO PVIT Real Return Portfolio	17,354,269	4,422,196	(1,219,560)	(131,697)	(2,070,832)	18,354,376	332,439
PIMCO PVIT Total Return Portfolio	62,840,694	12,557,695	(10,330,310)	(18,059)	(3,003,564)	62,046,456	1,359,714
PIMCO PVIT Unconstrained Bond Portfolio	12,488,644	1,745,054	(862,084)	23,437	(289,909)	13,105,142	69,428

	$253,391,642	$38,216,277	$(52,497,227)	$4,662,575	$9,643,290	$253,416,557	$3,912,607

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $3,694 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

10

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2013

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$253,416,557	$—	$253,416,557
Unaffiliated Investment Company	422,194	—	422,194

Total Investment Securities	$253,838,751	$—	$253,838,751

Other Financial Instruments:*
Futures Contracts	5,820	—	5,820

Total Investments	$253,844,571	$—	$253,844,571

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Conservative Fund	$38,216,277	$52,497,227

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2013

Cost for federal income tax purposes at December 31, 2013 is $232,315,277. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$26,247,181
Unrealized depreciation	(4,723,707)

Net unrealized appreciation/(depreciation)	$21,523,474

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Conservative Fund	$5,683,665	$2,581,369	$8,265,034

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Conservative Fund	$4,166,111	$1,685,796	$5,851,907

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Conservative Fund	$4,342,159	$6,218,336	$—	$21,523,474	$32,083,969

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Conservative Fund (formerly AZL Fusion Conservative Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 8.70% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $2,581,369.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $66,431.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL MVP FusionSM Growth Fund

(formerly AZL FusionSM Growth Fund)

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Growth Fund Review (unaudited)

(formerly AZL FusionSM Growth Fund)

Allianz Investment Management LLC serves as the Manager for the AZL MVP FusionSM Growth Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL MVP FusionSM Growth Fund returned 19.10%. That compared to a 24.90% total return for its benchmark, the Growth Composite Index, which is comprised of an 80% weighting in the S&P 500 Index1 and a 20% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL MVP FusionSM Growth Fund is a fund of funds that generates broad diversification by investing in underlying funds. It was invested in 27 funds at year-end. The Fund typically holds between 70% and 90% of its assets in equity funds and 10% to 30% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed well during the 12-month period. Investors were encouraged by slow but improving economic data, strong corporate earnings, rising home prices, muted inflation, and lower unemployment. The U.S. Federal Reserve (the “Fed”) maintained its accommodative monetary policy by continuing its large-scale asset purchase plan throughout the year. However, there was heightened anticipation midway through the period that the program would be reduced. This short-term unrest with Fed policy caused both stock and bond prices to decline, although U.S. markets eventually recovered their momentum and performed strongly in the second half of the period. This performance came despite failed negotiations over the U.S. budget that ultimately resulted in a partial government shutdown in October. The Fed’s surprise announcement in December to begin a modest $10 billion reduction in its bond-buying program, starting in early 2014, caused stocks to rally on the view that the economy was on firmer footing, ultimately resulting in a 32.39% gain for the S&P 500 for the 12-month period.

During the period, developed international markets provided strong returns with the MSCI EAFE3 posting gains of 22.78%, although they fell short of the gains made in U.S. markets. An aggressive monetary policy in Japan served to depreciate the Yen, helping restore the country’s exports and providing corporations with growing profits. However, stock prices plummeted in many emerging markets due in part to anticipation of more restrictive monetary policy on the horizon from the Fed. The MSCI Emerging Markets Index4 declined 2.27% during the period.

During the period, bond yields rose dramatically leading to a decline in bond prices, with the most interest-rate sensitive securities faring the worst. Against this backdrop, the Barclay Capital U.S. Aggregate Bond Index declined by 2.02%. Treasury inflation-protected securities (TIPS) were a significant laggard within the fixed income sector during the last year. The Barclays U.S. TIPS Index5 lost 8.61% during this period due to the combination of higher interest rates and low inflation. High-yield bonds were a notable exception to the poor performance of fixed income investments. These bonds’ sensitivity to credit risk provided some isolation from the rising yield environment. The Barclays U.S. Corporate High-Yield Bond Index6 gained 7.44% during the 12-month period as investors continued to seek higher yield.

The Fund underperformed its growth composite benchmark in 2013 due to its exposure to select asset classes and underperformance from certain underlying funds. The Fund’s allocations to international and emerging markets, along with exposure to global real estate and TIPS, detracted from the Fund’s relative performance. A group of underlying funds that lagged their benchmarks, most notably within fixed income and international equity, also hampered the Funds returns.*

Factors contributing positively to the Fund’s relative performance included its allocation to high-yield and non-traditional bonds within fixed income. These asset classes outperformed the broader fixed income benchmark.*

In the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[4]	The Morgan Stanley Capital International, Emerging Markets (“MSCI Emerging Markets”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.
[6]	The Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment-grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL MVP FusionSM Growth Fund	19.10%	8.85%	13.99%	5.29%
Growth Composite Index	24.90%	13.75%	15.45%	7.47%
S&P 500 Index	32.39%	16.18%	17.94%	7.81%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	4.44%	4.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL MVP FusionSM Growth Fund	1.21%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to May 1, 2013, the Manager voluntarily decreased the management fee to 0.17% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.23%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index the (“Growth Composite Index”), which is comprised of 80% of the Standard & Poor’s 500 Index (“S&P 500”) and 20% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Fusion Growth Fund	$1,000.00	$1,130.30	$1.18	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Fusion Growth Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Domestic Equities	43.6%
International Equities	32.8
Fixed Income	18.6
Money Market	— ^

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL MVP Fusion Growth Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Companies (95.0%):
1,980,519	AZL BlackRock Capital Appreciation Fund	$37,570,443
1,589,630	AZL Columbia Mid Cap Value Fund	18,837,111
1,914,946	AZL Dreyfus Research Growth Fund	28,245,459
990,676	AZL Federated Clover Small Value Fund	23,439,393
2,356,923	AZL Gateway Fund	27,458,157
3,392,928	AZL International Index Fund	56,254,746
2,114,188	AZL Invesco Growth and Income Fund	32,791,050
3,536,729	AZL Invesco International Equity Fund	65,853,897
4,017,293	AZL JPMorgan International Opportunities Fund	75,163,553
3,865,543	AZL JPMorgan U.S. Equity Fund	56,205,001
1,328,748	AZL MFS Investors Trust Fund	28,302,339
3,141,156	AZL MFS Value Fund	37,631,044
419,571	AZL Mid Cap Index Fund	9,410,972
2,762,782	AZL Morgan Stanley Global Real Estate Fund	27,241,027
1,021,175	AZL Morgan Stanley Mid Cap Growth Fund	18,871,314
2,863,226	AZL NFJ International Value Fund	36,878,350
1,780,839	AZL Oppenheimer Discovery Fund	28,101,647
3,229,788	AZL Pyramis Core Bond Fund	31,587,327
1,419,980	AZL Russell 1000 Growth Index Fund	23,500,673

Shares		Fair Value
Affiliated Investment Companies, continued
2,862,172	AZL Russell 1000 Value Index Fund	$42,073,933
1,717,995	AZL Schroder Emerging Markets Equity Fund, Class 2	13,400,361
1,767,717	NFJ Dividend Value Portfolio	23,369,218
2,767,923	PIMCO PVIT Global Advantage Strategy Bond Portfolio	26,987,246
1,134,382	PIMCO PVIT High Yield Portfolio	9,154,463
2,138,556	PIMCO PVIT Real Return Portfolio	26,945,803
5,415,423	PIMCO PVIT Total Return Portfolio	59,461,343
1,757,447	PIMCO PVIT Unconstrained Bond Portfolio	18,013,828

Total Affiliated Investment Companies (Cost $646,089,121)		882,749,698

Unaffiliated Investment Company (0.0%):
97,061	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	97,061

Total Unaffiliated Investment Company (Cost $97,061)		97,061

Total Investment Securities (Cost $646,186,182)(b) — 95.0%		882,846,759
Net other assets (liabilities) — 5.0%		46,206,942

Net Assets — 100.0%		$929,053,701

Percentages indicated are based on net assets as of December 31, 2013.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $46,241,300 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/14	75	$9,228,516	$(166,519)
S&P 500 Index E-Mini March Futures	Long	3/21/14	402	37,006,110	1,329,759

Total					$1,163,240

See accompanying notes to the financial statements.

4

AZL MVP Fusion Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$97,061
Investments in affiliates, at cost	646,089,121

Total Investment securities, at cost	$646,186,182

Investments in non-affiliates, at value	$97,061
Investments in affiliates, at value	882,749,698

Total Investment securities, at value	882,846,759
Segregated cash for collateral	46,241,300
Receivable for capital shares issued	62,080
Receivable for variation margin on futures contracts	128,453

Total Assets	929,278,592

Liabilities:
Payable for affiliated investments purchased	15,410
Payable for capital shares redeemed	2,546
Payable for variation margin on futures contracts	12,798
Manager fees payable	154,942
Administration fees payable	4,426
Custodian fees payable	705
Administrative and compliance services fees payable	3,770
Trustee fees payable	28
Other accrued liabilities	30,266

Total Liabilities	224,891

Net Assets	$929,053,701

Net Assets Consist of:
Capital	$886,857,671
Accumulated net investment income/(loss)	11,282,288
Accumulated net realized gains/(losses) from investment transactions	(206,910,075)
Net unrealized appreciation/(depreciation) on investments	237,823,817

Net Assets	$929,053,701

Shares of beneficial interest (unlimited number of shares authorized, no par value)	74,504,578
Net Asset Value (offering and redemption price per share)	$12.47

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$11,683,836

Total Investment Income	11,683,836

Expenses:
Manager fees	1,751,800
Administration fees	59,484
Custodian fees	2,544
Administrative and compliance services fees	17,258
Trustee fees	44,839
Professional fees	36,663
Shareholder reports	28,865
Other expenses	20,755

Total expenses before reductions	1,962,208
Less expenses voluntarily waived/reimbursed by the Manager	(83,985)

Net expenses	1,878,223

Net Investment Income/(Loss)	9,805,613

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	22,177,523
Net realized gains distributions from affiliated underlying funds	5,342,006
Net realized gains/(losses) on futures contracts	253,208
Change in net unrealized appreciation/depreciation on investments	114,059,163

Net Realized/Unrealized Gains/(Losses) on Investments	141,831,900

Change in Net Assets Resulting From Operations	$151,637,513

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Growth Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$9,805,613	$9,035,517
Net realized gains/(losses) on investment transactions	27,772,737	6,217,750
Change in unrealized appreciation/depreciation on investments	114,059,163	80,841,337

Change in net assets resulting from operations	151,637,513	96,094,604

Dividends to Shareholders:
From net investment income	(11,573,333)	(12,259,264)

Change in net assets resulting from dividends to shareholders	(11,573,333)	(12,259,264)

Capital Transactions:
Proceeds from shares issued	65,079,007	57,974,556
Proceeds from dividends reinvested	11,573,333	12,259,264
Value of shares redeemed	(112,784,551)	(56,132,283)

Change in net assets resulting from capital transactions	(36,132,211)	14,101,537

Change in net assets	103,931,969	97,936,877
Net Assets:
Beginning of period	825,121,732	727,184,855

End of period	$929,053,701	$825,121,732

Accumulated net investment income/(loss)	$11,282,288	$11,573,307

Share Transactions:
Shares issued	5,600,116	5,695,090
Dividends reinvested	995,127	1,184,470
Shares redeemed	(9,837,483)	(5,578,784)

Change in shares	(3,242,240)	1,300,776

See accompanying notes to the financial statements.

6

AZL MVP Fusion Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.61	$9.51	$10.15	$9.15	$7.36

Investment Activities:
Net Investment Income/(Loss)	0.14	0.12	0.16	0.12	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	1.88	1.14	(0.61)	1.05	2.20

Total from Investment Activities	2.02	1.26	(0.45)	1.17	2.31

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.16)	(0.19)	(0.17)	(0.18)
Net Realized Gains	—	—	—	—	(0.34)

Total Dividends	(0.16)	(0.16)	(0.19)	(0.17)	(0.52)

Net Asset Value, End of Period	$12.47	$10.61	$9.51	$10.15	$9.15

Total Return(a)	19.10%	13.29%	(4.43)%	12.90%	31.84%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$929,054	$825,122	$727,185	$864,986	$825,266
Net Investment Income/(Loss)	1.12%	1.16%	1.32%	1.16%	1.39%
Expenses Before Reductions*(b)	0.22%	0.23%	0.23%	0.24%	0.25%
Expenses Net of Reductions*	0.21%	0.18%	0.18%	0.19%	0.20%
Portfolio Turnover Rate(c)	8%	25%	24%	48%	53%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Growth Fund (formerly AZL Fusion Growth Fund) (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2013

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $46.2 million as of December 31, 2013. The monthly average notional amount for these contracts was $47.8 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$1,329,759	Payable for variation margin on futures contracts	$—

Interest Rate		—		166,519

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$533,651	$1,144,443

Interest Rate		(280,443)	(166,519)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MVP Fusion Growth Fund	0.20%	0.30%

*	From January 1, 2013 through April 30, 2013, the Manager voluntarily reduced the management fee to 0.17%. Effective May 1, 2013, the voluntary waiver was no longer in effect.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

9

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2013

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Allianz AGIC Opportunity Fund	$8,358,301	$18,091	$(51,232)	$1,086	$(8,326,246)	$—	$—
AZL BlackRock Capital Appreciation Fund	32,808,672	446,477	(5,662,236)	1,078,433	8,899,097	37,570,443	182,941
AZL Columbia Mid Cap Value Fund	16,629,787	203,946	(3,191,221)	704,092	4,490,507	18,837,111	112,319
AZL Columbia Small Cap Value Fund	12,737,287	2,460,998	(2,257,428)	485,717	(13,426,574)	—	192,276
AZL Dreyfus Research Growth Fund	24,502,316	162,474	(4,430,713)	735,399	7,275,983	28,245,459	108,200
AZL Federated Clover Small Cap Value Fund	8,279,052	171,750	(1,986,354)	237,892	16,737,053	23,439,393	64,585
AZL Gateway Fund	24,232,030	3,861,204	(2,488,794)	40,693	1,813,024	27,458,157	207,708
AZL International Index Fund	50,650,492	1,463,639	(5,089,996)	622,668	8,607,943	56,254,746	1,018,813
AZL Invesco Growth and Income Fund	28,654,189	898,628	(5,379,984)	1,140,093	7,478,124	32,791,050	282,149
AZL Invesco International Equity Fund	58,411,477	1,512,253	(3,934,060)	519,090	9,345,137	65,853,897	755,505
AZL JPMorgan International Opportunities Fund	67,749,892	2,484,881	(6,817,977)	(22,889)	11,769,646	75,163,553	1,549,153
AZL JPMorgan U.S. Equity Fund	49,368,312	1,303,177	(10,569,448)	3,440,245	12,662,715	56,205,001	486,444
AZL MFS Investors Trust Fund	24,602,633	403,488	(3,781,760)	1,037,862	6,040,116	28,302,339	203,125
AZL MFS Value Fund	32,742,455	1,071,654	(6,332,706)	1,448,344	8,701,297	37,631,044	520,788
AZL Mid Cap Index Fund	8,208,159	205,586	(1,317,385)	302,522	2,012,090	9,410,972	56,193
AZL Morgan Stanley Global Real Estate Fund	25,637,683	4,799,604	(3,018,978)	594,153	(771,435)	27,241,027	1,107,015
AZL Morgan Stanley Mid Cap Growth Fund	16,581,979	715,074	(3,681,087)	979,716	4,275,632	18,871,314	83,269
AZL NFJ International Value Fund	33,861,145	1,188,004	(1,465,881)	(178,732)	3,473,814	36,878,350	614,409
AZL Oppenheimer Discovery Fund	16,398,954	459,829	(6,572,775)	1,282,880	16,532,759	28,101,647	—
AZL Pyramis Core Bond Fund	32,177,496	6,005,263	(5,763,397)	(45,552)	(786,483)	31,587,327	122,627
AZL Russell 1000 Growth Index Fund	30,242,040	500,380	(13,988,552)	3,329,822	3,416,983	23,500,673	239,570
AZL Russell 1000 Value Index Fund	47,167,558	3,202,593	(18,052,515)	4,047,074	5,709,223	42,073,933	799,707
AZL Schroder Emerging Markets Equity Fund, Class 2	12,973,858	1,467,924	(777,548)	15,932	(279,805)	13,400,361	104,670
NFJ Dividend Value Portfolio	20,392,207	601,139	(3,165,543)	348,272	5,193,143	23,369,218	155,666
PIMCO PVIT Global Advantage Strategy Bond Portfolio	24,494,515	5,357,891	(1,574,060)	(44,494)	(1,246,606)	26,987,246	391,684
PIMCO PVIT High Yield Portfolio	8,397,765	918,333	(176,386)	4,770	9,981	9,154,463	473,261
PIMCO PVIT Real Return Portfolio	24,106,644	7,393,757	(1,360,519)	(125,791)	(3,068,288)	26,945,803	488,048
PIMCO PVIT Total Return Portfolio	56,722,252	15,290,129	(9,659,671)	170,402	(3,061,769)	59,461,343	1,270,880
PIMCO PVIT Unconstrained Bond Portfolio	16,356,850	3,110,106	(1,085,130)	27,824	(395,822)	18,013,828	92,831

	$813,446,000	$67,678,272	$(133,633,336)	$22,177,523	$113,081,239	$882,749,698	$11,683,836

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $12,365 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

10

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2013

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$882,749,698	$—	$882,749,698
Unaffiliated Investment Company	97,061	—	97,061

Total Investment Securities	$882,846,759	$—	$882,846,759

Other Financial Instruments:*
Futures Contracts	1,163,240	—	1,163,240

Total Investments	$884,009,999	$—	$884,009,999

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Growth Fund	$67,678,272	$133,633,336

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2013

Cost for federal income tax purposes at December 31, 2013 is $687,332,798. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$242,918,466
Unrealized depreciation	(47,404,505)

Net unrealized appreciation/(depreciation)	$195,513,961

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL MVP Fusion Growth Fund	$164,600,220

During the year ended December 31, 2013, the Fund utilized $22,509,307 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Growth Fund	$11,573,333	$—	$11,573,333

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Growth Fund	$12,259,264	$—	$12,259,264

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Growth Fund	$11,282,289	$—	$(164,600,220)	$195,513,961	$42,196,030

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Growth Fund (formerly AZL Fusion Growth Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 22.55% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL MVP FusionSM Moderate Fund

(formerly AZL FusionSM Moderate Fund)

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Moderate Fund Review (unaudited)

(formerly AZL FusionSM Moderate Fund)

Allianz Investment Management LLC serves as the Manager for the AZL MVP FusionSM Moderate Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL MVP FusionSM Moderate Fund returned 15.17%. That compared to a 19.49% total return for its benchmark, the Moderate Composite Index, which is comprised of a 65% weighting in the S&P 500 Index1 and a 35% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL MVP FusionSM Moderate Fund is a fund of funds that generates broad diversification by investing in underlying funds. It was invested in 27 funds at year-end. The Fund typically holds between 55% and 75% of its assets in equity funds and 25% to 45% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed well during the 12-month period. Investors were encouraged by slow but improving economic data, strong corporate earnings, rising home prices, muted inflation, and lower unemployment. The U.S. Federal Reserve (the “Fed”) maintained its accommodative monetary policy by continuing its large-scale asset purchase plan throughout the year. However, there was heightened anticipation midway through the period that the program would be reduced. This short-term unrest with Fed policy caused both stock and bond prices to decline, although U.S. markets eventually recovered their momentum and performed strongly in the second half of the period. This performance came despite failed negotiations over the U.S. budget that ultimately resulted in a partial government shutdown in October. The Fed’s surprise announcement in December to begin a modest $10 billion reduction in its bond-buying program, starting in early 2014, caused stocks to rally on the view that the economy was on firmer footing. Ultimately resulting in a 32.39% gain for the S&P 500 for the 12-month period.

During the period, developed international markets provided strong returns with the MSCI EAFE3 posting gains of 22.78%, although they fell short of the gains made in U.S. markets. An aggressive monetary policy in Japan served to depreciate the Yen, helping restore the country’s exports and providing corporations with growing profits. Stock prices plummeted in many emerging markets due in part to anticipation of more restrictive monetary policy on the horizon from the Fed. The MSCI Emerging Markets Index4 declined 2.27% during the period.

During the period, bond yields rose dramatically leading to a decline in bond prices, with the most interest-rate sensitive securities faring the worst. Against this backdrop, the Barclay Capital U.S. Aggregate Bond Index declined by 2.02%. Treasury inflation-protected securities (TIPS) were a significant laggard within the fixed income sector during the last year. The Barclays U.S. TIPS Index5 lost 8.61% due to the combination of higher interest rates and low inflation. High-yield bonds were a notable exception to the poor performance of fixed income investments during the period. These bonds’ sensitivity to credit risk provided some isolation from the rising yield environment. The Barclays U.S. Corporate High-Yield Bond Index6 gained 7.44% during the 12-month period as investors continued to seek higher yields.

The Fund underperformed its moderate composite benchmark in 2013 due to its exposure to select asset classes and underperformance from certain underlying funds. The Fund’s allocations to international and emerging markets, along with exposure to global real estate and TIPS, detracted from the Fund’s relative performance. A group of underlying funds that lagged their benchmarks, most notably within fixed income and international equity, also hampered the Funds returns.*

Factors contributing positively to the Fund’s relative performance included its allocation to high-yield and non-traditional bonds within fixed income. These asset classes outperformed the broader fixed income benchmark.*

In the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[4]	The Morgan Stanley Capital International, Emerging Markets (“MSCI Emerging Markets”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
[5]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.
[6]	The Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment-grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Moderate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL MVP FusionSM Moderate Fund	15.17%	7.99%	12.74%	5.38%
Moderate Composite Index	19.49%	11.87%	13.50%	7.12%
S&P 500 Index	32.39%	16.18%	17.94%	7.81%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	4.44%	4.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL MVP FusionSM Moderate Fund	1.15%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to May 1, 2013, the Manager voluntarily decreased the management fee to 0.17% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.23%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index the (“Moderate Composite Index”), which is comprised of 65% of the Standard & Poor’s 500 Index (“S&P 500”) and 35% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Moderate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Fusion Moderate Fund	$1,000.00	$1,109.00	$1.17	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Fusion Moderate Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Domestic Equities	38.4%
Fixed Income	31.8
International Equities	24.8
Money Market	— ^

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL MVP Fusion Moderate Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Companies (95.0%):
6,092,879	AZL BlackRock Capital Appreciation Fund	$115,581,921
3,783,290	AZL Columbia Mid Cap Value Fund	44,831,986
4,045,857	AZL Dreyfus Research Growth Fund	59,676,396
3,110,121	AZL Federated Clover Small Value Fund	73,585,473
5,502,885	AZL Gateway Fund	64,108,605
8,358,110	AZL International Index Fund	138,577,462
5,498,523	AZL Invesco Growth and Income Fund	85,282,089
7,835,880	AZL Invesco International Equity Fund	145,904,078
8,861,276	AZL JPMorgan International Opportunities Fund	165,794,478
9,818,677	AZL JPMorgan U.S. Equity Fund	142,763,569
2,768,539	AZL MFS Investors Trust Fund	58,969,878
8,417,629	AZL MFS Value Fund	100,843,193
1,331,926	AZL Mid Cap Index Fund	29,875,099
5,139,532	AZL Morgan Stanley Global Real Estate Fund	50,675,782
2,416,316	AZL Morgan Stanley Mid Cap Growth Fund	44,653,519
6,781,537	AZL NFJ International Value Fund	87,346,197
4,562,245	AZL Oppenheimer Discovery Fund	71,992,221
19,178,835	AZL Pyramis Core Bond Fund	187,569,003
4,863,442	AZL Russell 1000 Growth Index Fund	80,489,962

Shares		Fair Value
Affiliated Investment Companies, continued
6,744,901	AZL Russell 1000 Value Index Fund	$99,150,050
3,176,472	AZL Schroder Emerging Markets Equity Fund, Class 2	24,776,480
4,348,954	NFJ Dividend Value Portfolio	57,493,173
7,831,638	PIMCO PVIT Global Advantage Strategy Bond Portfolio	76,358,466
6,332,482	PIMCO PVIT High Yield Portfolio	51,103,132
8,188,321	PIMCO PVIT Real Return Portfolio	103,172,839
34,530,003	PIMCO PVIT Total Return Portfolio	379,139,436
7,471,283	PIMCO PVIT Unconstrained Bond Portfolio	76,580,653

Total Affiliated Investment Companies (Cost $2,086,863,811)		2,616,295,140

Unaffiliated Investment Company (0.0%):
159,816	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	159,816

Total Unaffiliated Investment Company (Cost $159,816)		159,816

Total Investment Securities (Cost $2,087,023,627)(b) — 95.0%		2,616,454,956
Net other assets (liabilities) — 5.0%		136,732,603

Net Assets —100.0%		$2,753,187,559

Percentages indicated are based on net assets as of December 31, 2013.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $137,169,685 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/14	390	$47,988,281	$(879,882)
S&P 500 Index E-Mini March Futures	Long	3/21/14	970	89,293,350	3,213,059

Total					$2,333,177

See accompanying notes to the financial statements.

4

AZL MVP Fusion Moderate Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$159,816
Investments in affiliates, at cost	2,086,863,811

Total Investment securities, at cost	$2,087,023,627

Investments in non-affiliates, at value	$159,816
Investments in affiliates, at value	2,616,295,140

Total Investment securities, at value	2,616,454,956
Segregated cash for collateral	137,169,685
Receivable for capital shares issued	318,527
Receivable for variation margin on futures contracts	310,196

Total Assets	2,754,253,364

Liabilities:
Payable for capital shares redeemed	439,935
Payable for variation margin on futures contracts	66,859
Manager fees payable	459,904
Administration fees payable	4,800
Custodian fees payable	885
Administrative and compliance services fees payable	11,128
Trustee fees payable	84
Other accrued liabilities	82,210

Total Liabilities	1,065,805

Net Assets	$2,753,187,559

Net Assets Consist of:
Capital	$2,245,146,997
Accumulated net investment income/(loss)	35,104,890
Accumulated net realized gains/(losses) from investment transactions	(58,828,834)
Net unrealized appreciation/(depreciation) on investments	531,764,506

Net Assets	$2,753,187,559

Shares of beneficial interest (unlimited number of shares authorized, no par value)	217,157,049
Net Asset Value (offering and redemption price per share)	$12.68

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$34,889,499

Total Investment Income	34,889,499

Expenses:
Manager fees	4,860,886
Administration fees	75,413
Custodian fees	3,661
Administrative and compliance services fees	46,699
Trustee fees	120,390
Professional fees	120,873
Shareholder reports	81,828
Other expenses	52,729

Total expenses before reductions	5,362,479
Less expenses voluntarily waived/reimbursed by the Manager	(209,824)

Net expenses	5,152,655

Net Investment Income/(Loss)	29,736,844

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	23,614,901
Net realized gains distributions from affiliated underlying funds	16,837,685
Net realized gains/(losses) on futures contracts	941,745
Change in net unrealized appreciation/depreciation on investments	271,102,916

Net Realized/Unrealized Gains/(Losses) on Investments	312,497,247

Change in Net Assets Resulting From Operations	$342,234,091

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Moderate Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
Operations:
Net investment income/(loss)	$29,736,844	$26,571,643
Net realized gains/(losses) on investment transactions	41,394,331	3,964,536
Change in unrealized appreciation/depreciation on investments	271,102,916	199,401,971

Change in net assets resulting from operations	342,234,091	229,938,150

Dividends to Shareholders:
From net investment income	(36,803,773)	(33,385,525)

Change in net assets resulting from dividends to shareholders	(36,803,773)	(33,385,525)

Capital Transactions:
Proceeds from shares issued	148,369,871	120,965,962
Proceeds from shares issued in merger	316,567,026	—
Proceeds from dividends reinvested	36,803,773	33,385,525
Value of shares redeemed	(122,566,179)	(90,887,463)

Change in net assets resulting from capital transactions	379,174,491	63,464,024

Change in net assets	684,604,809	260,016,649
Net Assets:
Beginning of period	2,068,582,750	1,808,566,101

End of period	$2,753,187,559	$2,068,582,750

Accumulated net investment income/(loss)	$35,104,890	$36,803,621

Share Transactions:
Shares issued	12,332,796	11,382,503
Shares issued in merger	26,874,597	—
Dividends reinvested	3,087,565	3,057,283
Shares redeemed	(10,402,400)	(8,429,621)

Change in shares	31,892,558	6,010,165

See accompanying notes to the financial statements.

6

AZL MVP Fusion Moderate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.17	$10.09	$10.58	$9.63	$7.75

Investment Activities:
Net Investment Income/(Loss)	0.11	0.13	0.14	0.05	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.57	1.13	(0.44)	1.07	2.20

Total from Investment Activities	1.68	1.26	(0.30)	1.12	2.26

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.18)	(0.19)	(0.17)	(0.17)
Net Realized Gains	—	—	—	—	(0.21)

Total Dividends	(0.17)	(0.18)	(0.19)	(0.17)	(0.38)

Net Asset Value, End of Period	$12.68	$11.17	$10.09	$10.58	$9.63

Total Return(a)	15.17%	12.53%	(2.84)%	11.74%	29.42%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,753,188	$2,068,583	$1,808,566	$1,545,100	$935,729
Net Investment Income/(Loss)	1.22%	1.34%	1.63%	1.47%	2.07%
Expenses Before Reductions*(b)	0.22%	0.23%	0.22%	0.24%	0.25%
Expenses Net of Reductions*	0.21%	0.18%	0.17%	0.19%	0.20%
Portfolio Turnover Rate(c)	5%	23%	19%	32%	38%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Moderate Fund (formerly AZL Fusion Moderate Fund) (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value

8

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2013

(“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $137.3 million as of December 31, 2013. The monthly average notional amount for these contracts was $126.0 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$3,213,059	Payable for variation margin on futures contracts	$—

Interest Rate		—		879,882

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$2,322,414	$2,830,546

Interest Rate		(1,380,669)	(879,882)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MVP Fusion Moderate Fund	0.20%	0.30%

*	From January 1, 2013 through April 30, 2013, the Manager voluntarily reduced the management fee to 0.17%. Effective May 1, 2013, the voluntary waiver was no longer in effect.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

9

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2013

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Allianz AGIC Opportunity Fund	$20,279,547	$31,523	$(108,685)	$2,329	$(20,204,714)	$—	$—
AZL BlackRock Capital Appreciation Fund	81,628,186	673,131	(8,033,949)	1,135,603	40,178,950	115,581,921	547,040
AZL Columbia Mid Cap Value Fund	31,305,936	305,305	(2,633,402)	361,220	15,492,927	44,831,986	258,021
AZL Columbia Small Cap Value Fund	32,372,633	7,014,065	(4,289,403)	576,611	(35,673,906)	—	585,601
AZL Dreyfus Research Growth Fund	40,593,947	283,018	(2,997,218)	466,215	21,330,434	59,676,396	219,973
AZL Federated Clover Small Cap Value Fund	20,342,029	352,183	(1,257,535)	101,376	54,047,420	73,585,473	201,057
AZL Gateway Fund	50,662,185	1,781,314	(271,712)	(93)	11,936,911	64,108,605	488,648
AZL International Index Fund	106,689,859	2,672,027	(7,987,471)	313,304	36,889,743	138,577,462	2,514,413
AZL Invesco Growth and Income Fund	61,232,340	820,305	(6,536,049)	983,925	28,781,568	85,282,089	725,737
AZL Invesco International Equity Fund	110,784,510	1,855,976	(4,464,535)	435,558	37,292,569	145,904,078	1,690,482
AZL JPMorgan International Opportunities Fund	128,424,960	3,640,676	(10,233,935)	(60,417)	44,023,194	165,794,478	3,451,540
AZL JPMorgan U.S. Equity Fund	102,597,221	1,366,354	(14,514,664)	2,580,199	50,734,459	142,763,569	1,208,740
AZL MFS Investors Trust Fund	41,215,737	474,478	(2,419,625)	373,049	19,326,239	58,969,878	411,433
AZL MFS Value Fund	72,004,534	1,465,770	(8,190,379)	1,494,011	34,069,257	100,843,193	1,355,440
AZL Mid Cap Index Fund	20,801,615	615,633	(1,270,515)	142,545	9,585,821	29,875,099	175,059
AZL Morgan Stanley Global Real Estate Fund	43,621,402	5,955,643	(4,321,803)	962,947	4,457,593	50,675,782	1,998,127
AZL Morgan Stanley Mid Cap Growth Fund	30,792,129	1,321,761	(3,494,151)	156,802	15,876,978	44,653,519	191,951
AZL NFJ International Value Fund	69,715,094	1,544,069	(1,515,934)	(379,696)	17,982,664	87,346,197	1,441,620
AZL Oppenheimer Discovery Fund	29,989,395	634,186	(9,418,814)	1,408,651	49,378,803	71,992,221	—
AZL Pyramis Core Bond Fund	162,959,941	21,906,121	(869,480)	185,333	3,387,088	187,569,003	718,531
AZL Russell 1000 Growth Index Fund	69,211,876	920,539	(1,983,446)	2,966,854	9,374,139	80,489,962	794,448
AZL Russell 1000 Value Index Fund	101,229,787	5,254,017	(3,494,915)	8,758,072	(12,596,911)	99,150,050	1,848,004
AZL Schroder Emerging Markets Equity Fund, Class 2	22,163,672	220,503	(108,685)	5,215	2,495,775	24,776,480	188,981
NFJ Dividend Value Portfolio	40,541,828	517,053	(2,238,747)	121,672	18,551,367	57,493,173	364,178
PIMCO PVIT Global Advantage Strategy Bond Portfolio	62,112,290	8,650,724	(326,055)	7,289	5,914,218	76,358,466	1,050,619
PIMCO PVIT High Yield Portfolio	42,428,661	2,683,523	(217,370)	14,789	6,193,529	51,103,132	2,594,394
PIMCO PVIT Real Return Portfolio	82,286,250	20,797,075	(434,740)	(2,336)	526,590	103,172,839	1,860,749
PIMCO PVIT Total Return Portfolio	306,491,289	66,106,475	(3,951,151)	488,630	10,004,193	379,139,436	7,625,337
PIMCO PVIT Unconstrained Bond Portfolio	62,179,401	7,018,806	(326,055)	15,244	7,693,257	76,580,653	379,376

	$2,046,658,254	$166,882,253	$(107,910,423)	$23,614,901	$487,050,155	$2,616,295,140	$34,889,499

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $44,113 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to

10

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2013

the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$2,616,295,140	$—	$2,616,295,140
Unaffiliated Investment Company	159,816	—	159,816

Total Investment Securities	$2,616,454,956	$—	$2,616,454,956

Other Financial Instruments:*
Futures Contracts	2,333,177	—	2,333,177

Total Investments	$2,618,788,133	$—	$2,618,788,133

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Moderate Fund	$166,882,253	$107,910,423

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2013

Cost for federal income tax purposes at December 31, 2013 is $2,126,357,057. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$538,044,663
Unrealized depreciation	(47,946,764)

Net unrealized appreciation/(depreciation)	$490,097,899

As of the end of its tax year ended December 31, 2013, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL MVP Fusion Moderate Fund	$17,162,227

During the year ended December 31, 2013, the Fund utilized $36,891,252 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Moderate Fund	$36,803,773	$—	$36,803,773

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Moderate Fund	$33,385,525	$—	$33,385,525

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Moderate Fund	$35,104,890	$—	$(17,162,227)	$490,097,899	$508,040,562

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Acquisition of Funds

On April 26, 2013, the Fund (formerly AZL Fusion Moderate Fund) acquired all of the net assets of the AZL MVP Fusion Moderate Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL MVP Fusion Moderate Fund shareholders on April 24, 2013. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 26,874,897 shares of the Fund, valued at $316,567,026, for 27,547,105 shares of the AZL MVP Fusion Moderate Fund outstanding on April 26, 2013.

The investment portfolio of the AZL MVP Fusion Moderate Fund, with a fair value of $300,786,728 and identified cost of $278,882,682 at April 26, 2013, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL MVP Fusion Moderate Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $2,146,421,277. All fees and expenses incurred by the AZL MVP Fusion Moderate Fund and the Fund directly in connection with the plan of reorganization were borne by the Funds.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income/(loss)	$29,999,976
Net realized/unrealized gains/losses)	327,641,283

Change in net assets resulting from operations	$357,641,259

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL MVP Fusion Moderate Fund that have been included in the Fund’s statement of operations since April 26, 2013.

12

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2013

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2013, the Fund had a controlling interest (in excess of 50%) in the AZL NFJ International Fund, AZL Pyramis Core Bond Fund, and the AZL Russell 1000 Growth Index Fund, which are affiliated with the Investment Adviser.

10. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Moderate Fund (formerly AZL Fusion Moderate Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 15.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

17

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® Growth Index Strategy Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Growth Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Growth Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2013?

For the year ended December 31, 2013, the AZL® Growth Index Strategy Fund returned 21.07%1. That compared to a 23.08% total return for its benchmark, the Growth Composite Index, which is comprised of a 75% weighting in the S&P 500 Index2 and a 25% weighting in the Barclays U.S. Aggregate Bond Index3.

The AZL® Growth Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index4, the S&P 600 Index5, and the MSCI EAFE Index6, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and the remaining assets to the underlying bond index fund.*

Stocks performed well during the 12-month period. Investors were encouraged by slow but improving economic data, strong corporate earnings, rising home prices, muted inflation, and lower unemployment. The U.S. Federal Reserve (the “Fed”) maintained its accommodative monetary policy by continuing its large-scale asset purchase plan throughout the year. Nevertheless, there was heightened anticipation midway through the period that the program would be reduced. This short-term unrest with Fed policy caused both stock and bond prices to decline, but U.S. markets eventually recovered their momentum and performed strongly in the second half of the period. This performance came despite failed negotiations over the U.S. budget that ultimately resulted in a partial government shutdown in October. The Fed’s surprise announcement in December to begin a modest $10 billion reduction in its bond-buying program, starting in early 2014, caused stocks to rally on the view that the economy was on firmer footing, ultimately resulting in a 32.39% gain for the S&P 500 for the 12-month period.

During the period, developed international markets provided strong returns, with the MSCI EAFE posting gains of 22.78%, although they fell short of the gains made in U.S. markets. An aggressive monetary policy in Japan served to depreciate the Yen, helping restore the country’s exports and providing corporations with growing profits.

Bond yields rose dramatically during the period, leading to a decline in bond prices, with the most interest-rate sensitive securities faring the worst. The Barclays U.S. Aggregate Bond Index declined 2.02%.
The Fund underperformed its growth composite benchmark in 2013 primarily due to its exposure to international equity and a slight underperformance from the underlying fixed income fund that lagged its stated benchmark during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[3]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[4]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[5]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[6]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® Growth Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	3 Year	Since Inception (7/10/09)
AZL® Growth Index Strategy Fund	21.07%[1]	11.12%	14.64%
Growth Composite Index	23.08%	13.13%	16.64%
S&P 500 Index	32.39%	16.18%	20.58%
Barclays U.S. Aggregate Bond Index	-2.02%	3.26%	4.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Growth Index Strategy Fund	0.70%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Growth Composite Index”), which is comprised of 75% of the Standard & Poor’s 500 Index (“S&P 500”) and 25% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Growth Index Strategy Fund	$1,000.00	$1,125.00	$0.37	0.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL Growth Index Strategy Fund	$1,000.00	$1,024.85	$0.36	0.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	56.1%
Fixed Income	24.6
International Equities	19.2

Total Investment Securities	99.9
Net other assets (liabilities)	0.1

Net Assets	100.0%

3

AZL Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Companies (99.9%):
31,040,291	AZL Enhanced Bond Index Fund	$331,199,907
15,596,132	AZL International Index Fund	258,583,865
6,616,315	AZL Mid Cap Index Fund	148,403,937
41,418,623	AZL S&P 500 Index Fund, Class 2	533,471,868
4,752,082	AZL Small Cap Stock Index Fund	74,370,084

Total Affiliated Investment Companies (Cost $1,037,336,038)		1,346,029,661

Total Investment Securities (Cost $1,037,336,038)(a) —99.9%		1,346,029,661
Net other assets (liabilities) — 0.1%		1,805,924

Net Assets — 100.0%		$1,347,835,585

Percentages indicated are based on net assets as of December 31, 2013.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in affiliates, at cost	$1,037,336,038

Investments in affiliates, at value	$1,346,029,661
Receivable for capital shares issued	1,930,997
Receivable for affiliated investments sold	449,516

Total Assets	1,348,410,174

Liabilities:
Cash overdraft	449,516
Payable for capital shares redeemed	18,728
Manager fees payable	55,886
Administration fees payable	4,505
Custodian fees payable	379
Administrative and compliance services fees payable	5,329
Trustee fees payable	40
Other accrued liabilities	40,206

Total Liabilities	574,589

Net Assets	$1,347,835,585

Net Assets Consist of:
Capital	$1,017,782,453
Accumulated net investment income/(loss)	16,767,102
Accumulated net realized gains/(losses) from investment transactions	4,592,407
Net unrealized appreciation/(depreciation) on investments	308,693,623

Net Assets	$1,347,835,585

Shares of beneficial interest (unlimited number of shares authorized, no par value)	75,480,329
Net Asset Value (offering and redemption price per share)	$17.86

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$14,583,103
Interest	688
Foreign tax reclaims received	1,400

Total Investment Income	14,585,191

Expenses:
Manager fees	573,224
Administration fees	61,772
Custodian fees	1,513
Administrative and compliance services fees	23,098
Trustee fees	59,203
Professional fees	49,785
Shareholder reports	37,925
Other expenses	24,592

Total expenses	831,112

Net Investment Income/(Loss)	13,754,079

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	2,927,157
Net realized gains distributions from affiliated underlying funds	6,161,741
Change in net unrealized appreciation/depreciation on investments	194,361,517

Net Realized/Unrealized Gains/(Losses) on Investments	203,450,415

Change in Net Assets Resulting From Operations	$217,204,494

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL Growth Index Strategy Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change In Net Assets:
Operations:
Net investment income/(loss)	$13,754,079	$9,863,262
Net realized gains/(losses) on investment transactions	9,088,898	5,451,472
Change in unrealized appreciation/depreciation on investments	194,361,517	92,640,313

Change in net assets resulting from operations	217,204,494	107,955,047

Dividends to Shareholders:
From net investment income	(14,002,980)	(10,302,471)
From net realized gains	(2,637,482)	(1,563,064)

Change in net assets resulting from dividends to shareholders	(16,640,462)	(11,865,535)

Capital Transactions:
Proceeds from shares issued	214,946,967	149,736,475
Proceeds from dividends reinvested	16,640,462	11,865,535
Value of shares redeemed	(47,458,985)	(59,054,406)

Change in net assets resulting from capital transactions	184,128,444	102,547,604

Change in net assets	384,692,476	198,637,116
Net Assets:
Beginning of period	963,143,109	764,505,993

End of period	$1,347,835,585	$963,143,109

Accumulated net investment income/(loss)	$16,767,102	$14,002,937

Share Transactions:
Shares issued	12,978,538	10,519,797
Dividends reinvested	1,001,834	807,179
Shares redeemed	(2,894,753)	(4,122,011)

Change in shares	11,085,619	7,204,965

See accompanying notes to the financial statements.

6

AZL Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	July 10, 2009 to December 31, 2009 (a)
Net Asset Value, Beginning of Period	$14.96	$13.37	$13.44	$11.85	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16	0.13	0.07	0.07	—	(b)
Net Realized and Unrealized Gains/(Losses) on Investments	2.97	1.64	(0.07)	1.52	1.85

Total from Investment Activities	3.13	1.77	—	1.59	1.85

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.16)	(0.07)	— (b)	—	(b)
Net Realized Gains	(0.03)	(0.02)	— (b)	—	—

Total Dividends	(0.23)	(0.18)	(0.07)	— (b)	—	(b)

Net Asset Value, End of Period	$17.86	$14.96	$13.37	$13.44	$11.85

Total Return(c)	21.07%	13.33%	0.01%	13.42%	18.50	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,347,836	$963,143	$764,506	$384,050	$171,361
Net Investment Income/(Loss)(e)	1.20%	1.10%	1.16%	0.82%	—
Expenses Before Reductions*(e)(f)	0.07%	0.08%	0.08%	0.08%	0.20%
Expenses Net of Reductions*(e)	0.07%	0.08%	0.08%	0.08%	0.20%
Portfolio Turnover Rate(g)	3%	6%	3%	9%	44	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Growth Index Strategy Fund (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Growth Index Strategy Fund	0.05%	0.20%

8

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Enhanced Bond Index Fund	$233,654,893	$122,112,005	$(11,757,566)	$(613,740)	$(12,195,685)	$331,199,907	$3,146,586
AZL International Index Fund	186,794,042	36,959,586	(3,786,654)	232,879	38,384,012	258,583,865	4,404,451
AZL Mid Cap Index Fund	107,635,739	13,103,742	(5,019,753)	475,435	32,208,774	148,403,937	837,009
AZL S&P 500 Index Fund, Class 2	380,420,597	47,534,347	(13,002,254)	2,059,776	116,459,402	533,471,868	5,577,566
AZL Small Cap Stock Index Fund	54,551,412	3,655,307	(4,114,456)	772,807	19,505,014	74,370,084	617,491

	$963,056,683	$223,364,987	$(37,680,683)	$2,927,157	$194,361,517	$1,346,029,661	$14,583,103

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $15,736 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

9

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$1,346,029,661	$—	$1,346,029,661

Total Investment Securities	$1,346,029,661	$—	$1,346,029,661

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Growth Index Strategy Fund	$223,364,987	$37,680,683

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2013, the Fund did not directly invest in derivatives.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $1,039,443,129. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$310,044,312
Unrealized depreciation	(3,457,780)

Net unrealized appreciation/(depreciation)	$306,586,532

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Growth Index Strategy Fund	$14,002,980	$2,637,482	$16,640,462

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Growth Index Strategy Fund	$10,302,471	$1,563,064	$11,865,535

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Growth Index Strategy Fund	$16,767,102	$6,699,498	$—	$306,586,532	$330,053,132

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Growth Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 32.99% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $2,637,482.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

17

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® MVP Balanced Index Strategy Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Balanced Index Strategy Fund.

What factors affected the Fund’s performance for the period ended December 31, 2013?

For the period ended December 31, 2013, the AZL® MVP Balanced Index Strategy Fund returned 12.56%. That compared to a 14.25% total return for its benchmark, the Balanced Composite Index, which is comprised of an 50% weighting in the S&P 500 Index1 and a 50% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 600 Index4, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed well during the 12-month period. Investors were encouraged by slow but improving economic data, strong corporate earnings, rising home prices, muted inflation, and lower unemployment. The U.S. Federal Reserve (the “Fed”) maintained its accommodative monetary policy by continuing its large-scale asset purchase plan throughout the year. However, there was heightened anticipation midway through the period that the program would be reduced. This short-term unrest with Fed policy caused both stock and bond prices to decline, but U.S. markets eventually recovered their momentum and performed strongly in the second half of the period. This performance came despite failed negotiations over the U.S. budget that ultimately resulted in a partial government shutdown in October. The Fed’s surprise announcement in December to begin a modest $10 billion reduction in its bond-buying program, starting in early 2014, caused stocks to rally on the view that the economy was on firmer footing. The S&P 500 Index gained 32.39% during the period.

During the period, developed international markets provided strong returns with the MSCI EAFE posting gains of 22.78%, although they fell short of the gains made in U.S. markets. An aggressive monetary policy in Japan served to depreciate the Yen, helping restore the country’s exports and providing corporations with growing profits.

Bond yields rose dramatically during the period, leading to a decline in bond prices, with the most interest-rate sensitive securities faring the worst. The Barclays U.S. Aggregate Bond Index declined 2.02%.

The Fund underperformed its balanced composite benchmark in 2013 primarily due to its exposure to international equity and slight underperformance from the underlying fixed income fund that lagged its stated benchmark during this period.*

With the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[4]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[5]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	Since Inception (1/10/12)
AZL® MVP Balanced Index Strategy Fund	12.56%	10.65%
Balanced Composite Index	14.25%	11.60%
S&P 500 Index	32.39%	22.54%
Barclays U.S. Aggregate Bond Index	-2.02%	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Balanced Index Strategy Fund	0.87%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to January 1, 2013 the Manager voluntarily reduced the management fee to 0.05%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.21%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,082.10	$0.84	0.16%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,024.40	$0.82	0.16%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.2%
Domestic Equities	35.1
International Equities	12.7
Money Market	0.1

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Companies (95.0%):
6,885,763	AZL Enhanced Bond Index Fund	$73,471,092
1,189,136	AZL International Index Fund	19,715,869
520,706	AZL Mid Cap Index Fund	11,679,444
2,848,917	AZL S&P 500 Index Fund, Class 2	36,694,050
398,521	AZL Small Cap Stock Index Fund	6,236,854

Total Affiliated Investment Companies (Cost $135,503,328)		147,797,309

Unaffiliated Investment Company (0.1%):
167,049	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	167,049

Total Unaffiliated Investment Company (Cost $167,049)		167,049

Total Investment Securities (Cost $135,670,377)(b) — 95.1%		147,964,358
Net other assets (liabilities) — 4.9%		7,582,291

Net Assets — 100.0%		$155,546,649

Percentages indicated are based on net assets as of December 31, 2013.

(a)	The rate represents the effective yield at December 31, 2013.

(b)See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $7,754,125 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/14	31	$3,814,453	$(68,309)
S&P 500 Index E-Mini March Futures	Long	3/21/14	42	3,866,310	136,609

Total					$68,300

See accompanying notes to the financial statements.

4

AZL MVP Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$167,049
Investments in affiliates, at cost	135,503,328

Total Investment securities, at cost	$135,670,377

Investments in non-affiliates, at value	$167,049
Investments in affiliates, at value	147,797,309

Total Investment securities, at value	147,964,358
Segregated cash for collateral	7,754,125
Receivable for variation margin on futures contracts	13,423

Total Assets	155,731,906

Liabilities:
Payable for affiliated investments purchased	151,091
Payable for capital shares redeemed	5,977
Payable for variation margin on futures contracts	5,328
Manager fees payable	12,819
Administration fees payable	4,264
Custodian fees payable	912
Administrative and compliance services fees payable	593
Trustee fees payable	4
Other accrued liabilities	4,269

Total Liabilities	185,257

Net Assets	$155,546,649

Net Assets Consist of:
Capital	$140,258,165
Accumulated net investment income/(loss)	1,840,863
Accumulated net realized gains/(losses) from investment transactions	1,085,340
Net unrealized appreciation/(depreciation) on investments	12,362,281

Net Assets	$155,546,649

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,929,910
Net Asset Value (offering and redemption price per share)	$12.03

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$1,452,067

Total Investment Income	1,452,067

Expenses:
Manager fees	115,865
Administration fees	53,014
Custodian fees	2,489
Administrative and compliance services fees	2,241
Trustee fees	5,636
Professional fees	4,949
Shareholder reports	4,377
Other expenses	3,410

Total expenses	191,981

Net Investment Income/(Loss)	1,260,086

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	193,705
Net realized gains distributions from affiliated underlying funds	916,061
Net realized gains/(losses) on futures contracts	563,862
Change in net unrealized appreciation/depreciation on investments	10,528,247

Net Realized/Unrealized Gains/(Losses) on Investments	12,201,875

Change in Net Assets Resulting From Operations	$13,461,961

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Balanced Index Strategy Fund
	For the Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,260,086	$504,990
Net realized gains/(losses) on investment transactions	1,673,628	584,183
Change in unrealized appreciation/depreciation on investments	10,528,247	1,834,034

Change in net assets resulting from operations	13,461,961	2,923,207

Dividends to Shareholders:
From net investment income	—	(931,905)
From net realized gains	(28,076)	(136,703)

Change in net assets resulting from dividends to shareholders	(28,076)	(1,068,608)

Capital Transactions:
Proceeds from shares issued	73,823,727	72,117,346
Proceeds from dividends reinvested	28,076	1,068,608
Value of shares redeemed	(5,569,194)	(1,210,398)

Change in net assets resulting from capital transactions	68,282,609	71,975,556

Change in net assets	81,716,494	73,830,155
Net Assets:
Beginning of period	73,830,155	—

End of period	$155,546,649	$73,830,155

Accumulated net investment income/(loss)	$1,840,863	$(1)

Share Transactions:
Shares issued	6,510,623	6,921,554
Dividends reinvested	2,458	100,717
Shares redeemed	(491,436)	(114,006)

Change in shares	6,021,645	6,908,265

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary, the AZL MVP BIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

See accompanying notes to the financial statements.

6

AZL MVP Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.69	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	1.24	0.77

Total from Investment Activities	1.34	0.85

Dividends to Shareholders From:
Net Investment Income	—	(0.14)
Net Realized Gains	— (b)	(0.02)

Total Dividends	— (b)	(0.16)

Net Asset Value, End of Period	$12.03	$10.69

Total Return(c)	12.56%	8.50	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$155,547	$73,830
Net Investment Income/(Loss)(e)	1.09%	1.41%
Expenses Before Reductions*(e)(f)	0.17%	0.39%
Expenses Net of Reductions*(e)	0.17%	0.21%
Portfolio Turnover Rate(g)	4%	11	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary, the AZL MVP BIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Balanced Index Strategy Fund (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $7.7 million as of December 31, 2013. The monthly average notional amount for these contracts was $5.8 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$136,609	Payable for variation margin on futures contracts	$—

Interest Rate		—		68,309

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$620,795	$142,374

Interest Rate		(56,933)	(58,730)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Balanced Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

9

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Enhanced Bond Index Fund	$34,643,508	$43,289,291	$(1,925,250)	$(94,338)	$(2,442,119)	$73,471,092	$660,908
AZL International Index Fund	9,384,122	8,145,306	(383,039)	29,253	2,540,227	19,715,869	317,096
AZL Mid Cap Index Fund	5,578,242	4,316,689	(381,691)	52,413	2,113,791	11,679,444	63,160
AZL S&P 500 Index Fund, Class 2	17,282,364	13,734,293	(1,301,287)	183,223	6,795,457	36,694,050	361,996
AZL Small Cap Stock Index Fund	3,014,219	1,914,958	(152,723)	23,154	1,437,246	6,236,854	48,907

	$69,902,455	$71,400,537	$(4,143,990)	$193,705	$10,444,602	$147,797,309	$1,452,067

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $1,502 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Companies	$147,797,309	$—	$147,797,309
Unaffiliated Investment Company	167,049	—	167,049

Total Investment Securities	147,964,358	—	147,964,358

Other Financial Instruments:*
Futures Contracts	68,300	—	68,300

Total Investments	$148,032,658	$—	$148,032,658

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Balanced Index Strategy Fund	$71,400,537	$4,143,990

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $135,787,679. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$14,870,764
Unrealized depreciation	(2,694,085)

Net unrealized appreciation/(depreciation)	$12,176,679

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$11,244	$16,832	$28,076

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$959,198	$109,410	$1,068,608

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Balanced Index Strategy Fund	$2,099,855	$1,011,950	$—	$12,176,679	$15,288,484

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 17.25% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $16,832.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $11,244.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® MVP Growth Index Strategy Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Growth Index Strategy Fund.

What factors affected the Fund’s performance for the period ended December 31, 2013?

For the period ended December 31, 2013, the AZL® MVP Growth Index Strategy Fund returned 20.85%1. That compared to a 23.08% total return for its benchmark, the Growth Composite Index, which is comprised of an 75% weighting in the S&P 500 Index2 and a 25% weighting in the Barclays U.S. Aggregate Bond Index3.

The AZL® MVP Growth Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index4, the S&P 600 Index5, and the MSCI EAFE Index6, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and between 15% and 35% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Stocks performed well during the 12-month period. Investors were encouraged by slow but improving economic data, strong corporate earnings, rising home prices, muted inflation, and lower unemployment. The U.S. Federal Reserve (the “Fed”) maintained its accommodative monetary policy by continuing its large-scale asset purchase plan throughout the year. However, there was heightened anticipation midway through the period that the program would be reduced. This short-term unrest with Fed policy caused both stock and bond prices to decline, although U.S. markets eventually recovered their momentum and performed strongly in the second half of the period. This performance came despite failed negotiations over the U.S. budget that ultimately resulted in a partial government shutdown in October. The Fed’s surprise announcement in December to begin a modest $10 billion reduction in its bond-buying program, starting in early 2014, caused stocks to rally on the view that the economy was on firmer footing. Ultimately resulting in a 32.39% gain for the S&P 500 for the 12-month period.

During the period, developed international markets provided strong returns with the MSCI EAFE posting gains of 22.78% although, they fell short of the gains made in U.S. markets. An aggressive monetary policy in Japan served to depreciate the Yen, helping restore the country’s exports and providing corporations with growing profits.

During the period, bond yields rose dramatically leading to a decline in bond prices, with the most interest-rate sensitive securities faring the worst. The Barclays U.S. Aggregate Bond Index declined 2.02%.

The Fund underperformed its growth composite benchmark in 2013 primarily due to its exposure to international equity and slight underperformance from the underlying fixed income fund that lagged its stated benchmark during this period.*

With the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[3]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[4]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[5]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[6]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	Since Inception (1/10/12)
AZL® MVP Growth Index Strategy Fund	20.85%[1]	16.02%
Growth Composite Index	23.08%	17.02%
S&P 500 Index	32.39%	22.54%
Barclays U.S. Aggregate Bond Index	-2.02%	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® MVP Growth Index Strategy Fund	0.78%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to January 1, 2013 the Manager voluntarily reduced the management fee to 0.05%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.14%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Growth Composite Index”), which is comprised of 75% of the Standard & Poor’s 500 Index (“S&P 500”) and 25% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,124.30	$0.70	0.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,024.55	$0.66	0.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Domestic Equities	52.1%
Fixed Income	23.6
International Equities	19.0
Money Market	0.3

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

3

AZL MVP Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Companies (94.7%):
16,996,482	AZL Enhanced Bond Index Fund	$181,352,461
8,808,266	AZL International Index Fund	146,041,046
3,757,594	AZL Mid Cap Index Fund	84,282,835
21,300,336	AZL S&P 500 Index Fund, Class 2	274,348,332
2,684,642	AZL Small Cap Stock Index Fund	42,014,649

Total Affiliated Investment Companies (Cost $641,442,922)		728,039,323

Shares		Fair Value
Unaffiliated Investment Company (0.3%):
2,336,297	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	$2,336,297

Total Unaffiliated Investment Company (Cost $2,336,297)		2,336,297

Total Investment Securities (Cost $643,779,219)(b) — 95.0%		730,375,620
Net other assets (liabilities) — 5.0%		38,230,609

Net Assets — 100.0%		$768,606,229

Percentages indicated are based on net assets as of December 31, 2013.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $38,061,995 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/14	77	$9,474,609	$(170,319)
S&P 500 Index E-Mini March Futures	Long	3/21/14	310	28,537,050	1,016,327

Total					$846,008

See accompanying notes to the financial statements.

4

AZL MVP Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$2,336,297
Investments in affiliates, at cost	641,442,922

Total Investment securities, at cost	$643,779,219

Investments in non-affiliates, at value	$2,336,297
Investments in affiliates, at value	728,039,323

Total Investment securities, at value	730,375,620
Segregated cash for collateral	38,061,995
Receivable for capital shares issued	2,333,357
Receivable for variation margin on futures contracts	98,996

Total Assets	770,869,968

Liabilities:
Payable for affiliated investments purchased	2,162,472
Payable for variation margin on futures contracts	13,062
Manager fees payable	62,185
Administration fees payable	4,376
Custodian fees payable	916
Administrative and compliance services fees payable	2,817
Trustee fees payable	21
Other accrued liabilities	17,890

Total Liabilities	2,263,739

Net Assets	$768,606,229

Net Assets Consist of:
Capital	$668,542,494
Accumulated net investment income/(loss)	7,493,758
Accumulated net realized gains/(losses) from investment transactions	5,127,568
Net unrealized appreciation/(depreciation) on investments	87,442,409

Net Assets	$768,606,229

Shares of beneficial interest (unlimited number of shares authorized, no par value)	58,106,857
Net Asset Value (offering and redemption price per share)	$13.23

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$6,704,751

Total Investment Income	6,704,751

Expenses:
Manager fees	485,628
Administration fees	56,077
Custodian fees	2,684
Administrative and compliance services fees	9,906
Trustee fees	24,465
Professional fees	22,463
Shareholder reports	16,710
Other expenses	9,421

Total expenses	627,354

Net Investment Income/(Loss)	6,077,397

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(2,736)
Net realized gains distributions from affiliated underlying funds	2,919,729
Net realized gains/(losses) on futures contracts	3,688,677
Change in net unrealized appreciation/depreciation on investments	77,847,321

Net Realized/Unrealized Gains/(Losses) on Investments	84,452,991

Change in Net Assets Resulting From Operations	$90,530,388

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Growth Index Strategy Fund
	For the Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$6,077,397	$1,987,250
Net realized gains/(losses) on investment transactions	6,605,670	1,489,025
Change in unrealized appreciation/depreciation on investments	77,847,321	9,595,088

Change in net assets resulting from operations	90,530,388	13,071,363

Dividends to Shareholders:
From net investment income	—	(2,846,691)
From net realized gains	(132,776)	(558,548)

Change in net assets resulting from dividends to shareholders	(132,776)	(3,405,239)

Capital Transactions:
Proceeds from shares issued	418,445,579	256,737,757
Proceeds from dividends reinvested	132,776	3,405,239
Value of shares redeemed	(1,512,753)	(8,666,105)

Change in net assets resulting from capital transactions	417,065,602	251,476,891

Change in net assets	507,463,214	261,143,015
Net Assets:
Beginning of period	261,143,015	—

End of period	$768,606,229	$261,143,015

Accumulated net investment income/(loss)	$7,493,758	$—

Share Transactions:
Shares issued	34,374,348	24,349,391
Dividends reinvested	10,786	314,427
Shares redeemed	(125,252)	(816,843)

Change in shares	34,259,882	23,846,975

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP GIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

See accompanying notes to the financial statements.

6

AZL MVP Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	2.18	1.01

Total from Investment Activities	2.28	1.10

Dividends to Shareholders From:
Net Investment Income	—	(0.12)
Net Realized Gains	— (b)	(0.03)

Total Dividends	— (b)	(0.15)

Net Asset Value, End of Period	$13.23	$10.95

Total Return(c)	20.85%	10.98	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$768,606	$261,143
Net Investment Income/(Loss)(e)	1.25%	1.47%
Expenses Before Reductions*(e)(f)	0.13%	0.22%
Expenses Net of Reductions*(e)	0.13%	0.15%
Portfolio Turnover Rate(g)	— (h)	11	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP GIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(h)	Represents less than 0.5%.

See accompanying notes to the financial statements.

7

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Growth Index Strategy Fund (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to

8

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $38.0 million as of December 31, 2013. The monthly average notional amount for these contracts was $24.9 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$1,016,327	Payable for variation margin on futures contracts	$—

Interest Rate		—		170,319

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$3,781,163	$1,048,185

Interest Rate		(92,486)	(152,302)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Growth Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

9

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Enhanced Bond Index Fund	$60,986,326	$125,766,972	$(108,541)	$(7,507.00)	$(5,284,789)	$181,352,461	$1,471,131
AZL International Index Fund	50,226,376	79,170,543	—	—	16,644,127	146,041,046	2,105,208
AZL Mid Cap Index Fund	28,808,715	42,406,922	(16,979)	1,764	13,082,413	84,282,835	404,163
AZL S&P 500 Index Fund, Class 2	92,580,902	137,638,557	(31,749)	3,007	44,157,615	274,348,332	2,429,458
AZL Small Cap Stock Index Fund	14,593,473	19,069,103	—	—	8,352,073	42,014,649	294,791

	$247,195,792	$404,052,097	$(157,269)	$(2,736)	$76,951,439	$728,039,323	$6,704,751

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $6,106 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$728,039,323	$—	$728,039,323
Unaffiliated Investment Company	2,336,297	—	2,336,297

Total Investment Securities	$730,375,620	$—	$730,375,620

Other Financial Instruments:*
Futures Contracts	846,008	—	846,008

Total Investments	$731,221,628	$—	$731,221,628

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Growth Index Strategy Fund	$404,052,097	$157,269

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $643,898,306. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$91,999,061
Unrealized depreciation	(5,521,747)

Net unrealized appreciation/(depreciation)	$86,477,314

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$53,288	$79,488	$132,776

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$2,925,784	$479,455	$3,405,239

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Growth Index Strategy Fund	$9,327,558	$4,258,863	$—	$86,477,314	$100,063,735

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Growth Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 30.91% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $79,488.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $53,288.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® MVP BlackRock Global Allocation Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP BlackRock Global Allocation Fund.

What factors affected the Fund’s performance for the period ended December 31, 2013?

For the period ended December 31, 2013, the AZL® MVP BlackRock Global Allocation Fund returned 14.08%. That compared to a 13.42% total return for its benchmark, the Balanced Composite Index, which is comprised of an 36% weighting in the S&P 500 Index1, a 24% weighting in the FTSE All-World ex U.S. Index2, 24% weighting in the BofA Merrill Lynch 5-Year U.S. Treasury Bond Index3 and a 16% weighting in the Citigroup (Non-USD) World Government Bond Index4.

The AZL® MVP BlackRock Global Allocation Fund is a fund of funds that invests primarily in the shares of the AZL® BlackRock Global Allocation Fund—managed by the Manager. This underlying holding invests in a global portfolio of equity, debt, and money market securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

In general, equity markets strongly outperformed fixed income markets for the 12-month period. Investors maintained their appetite for riskier assets as the global economy continued on a slow path to recovery, driven mostly by the recovering U.S. economy. Meanwhile, news in May that the U.S. Federal Reserve might reduce its efforts toward quantitative easing created concern surrounding global liquidity, which negatively affected many fixed income markets around the world. Market volatility increased due in part to escalations in the Egyptian revolution and the civil war in Syria midway through the period. Concerns that the United States would enter a technical default as it neared its debt limit late in the third quarter also added to volatility in global markets. However a budget resolution that allowed the U.S. federal government to reopen and meet its debt obligations helped spur equities to strong gains late in the period.

The Fund outperformed its balanced composite benchmark for the period under review primarily due to a combination of stock selection, country, sector, and currency allocation and an overall underweight allocation to fixed income. From a country perspective, stock selection in Japan, Hong Kong, and Europe helped boost the Fund’s relative performance, as did an overweight position in Japan. From a sector perspective, stock selection in the information technology, industrials and consumer discretionary sectors all contributed positively to returns. Stock selection and an overweight position to the health care sector as well as stock selection and an underweight position in consumer staples also benefited the Fund’s relative performance. Within the Fund’s fixed income allocation, an overweight position in convertible bonds and U.S. corporate bonds boosted the Fund’s returns. Moreover, from a currency perspective, underweight positions to the Japanese Yen and the Australian dollar boosted performance as those two currencies struggled during the period.*

The Fund’s relative performance was hurt by stock selection and an underweight position in U.S. equities. In particular, stock selection and an overweight position in the materials sector dragged on relative returns. The sector was notably weighed down by poor performance among gold-related securities. Within fixed income, an overweight position in Brazilian sovereign bonds weighed on returns as that country was negatively impacted by the global liquidity concerns brought about by news that the Fed may reduce its quantitative easing efforts. The Fund’s overweight position in cash, used to balance portfolio volatility and to fund new opportunities, also weighed on returns.*

With the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Financial Times Stock Exchange All-World ex U.S. Index (“FTSE World Index”) is part of a range of indexes designed to help United States investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
[3]	The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond.
[4]	The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States.

Investors cannot invest directly in an index.

AZL® MVP BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager; the AZL® BlackRock Global Allocation Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	Since Inception (1/10/12)
AZL® MVP BlackRock Global Allocation Fund	14.08%	10.47%
Balanced Composite Index	13.42%	11.58%
S&P 500 Index	32.39%	22.54%
FTSE All-World ex U.S. Index	15.63%	15.83%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	-2.42%	-0.08%
Barclays U.S. Aggregate Bond Index	-2.02%	1.09%
Citigroup Non-U.S. Dollar World Government Bond Index	-4.56%	-1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP BlackRock Global Allocation Fund	1.27%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to January 1, 2013 the Manager voluntarily reduced the management fee to 0.05%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.14%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 36% Standard & Poor’s 500 Index (“S&P 500”); 24% FTSE All-World ex U.S. Index; 24% BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and 16% Citigroup Non-U.S. Dollar World Government Bond. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE All-World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP BlackRock Global Allocation Fund	$1,000.00	$1,096.10	$6.29	1.19%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP BlackRock Global Allocation Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Common Stock	60.8%
U.S. Treasury Obligation	17.0
Foreign Bond	6.6
Yankee Dollar	2.0
Corporate Bond	2.0
Convertible Bond	1.8
Securities Held as Collateral for Securities on Loan	1.4
Preferred Stock	1.3
Exchange Traded Fund	1.1
Other Investments	2.5

Total Investment Securities	96.5
Net other assets (liabilities)	3.5

Net Assets	100.0%

Investments	Percent of net assets
United States	57.4%
Japan	8.4
United Kingdom	5.5
France	3.4
Germany	3.3
Switzerland	2.0
Canada	1.7
Australia	1.7
Brazil	1.4
All other countries	11.7

Total Investment Securities	96.5
Net other assets (liabilities)	3.5

Net Assets	100.0%

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks (60.8%):
Aerospace & Defense (1.8%):
34,170	European Aeronautic Defence & Space Co. NV(a)	$2,633,546
609	General Dynamics Corp.(a)	58,190
542	L-3 Communications Holdings, Inc.(a)	57,918
1,260	Northrop Grumman Corp.(a)	144,409
4,928	Precision Castparts Corp.(a)	1,327,110
963	Raytheon Co.(a)	87,344
57,781	Safran SA(a)	4,017,853
10,696	Textron, Inc.(a)	393,185
29,654	United Technologies Corp.(a)	3,374,624

		12,094,179

Air Freight & Logistics (0.3%):
6,160	FedEx Corp.(a)	885,623
9,699	United Parcel Service, Inc., Class B(a)	1,019,171

		1,904,794

Airlines (0.5%):
19,900	Japan Airlines Co., Ltd.(a)	982,001
58,454	United Continental Holdings, Inc.*(a)	2,211,315

		3,193,316

Auto Components (1.2%):
18,700	Aisin Sieki Co., Ltd.(a)	761,102
10,270	BorgWarner, Inc.(a)	574,196
34,800	Bridgestone Corp.(a)	1,319,533
121,683	Cheng Shin Rubber Industry Co., Ltd.(a)	318,735
3,209	Compagnie Generale des Establissements Michelin SCA, Class B(a)	342,420
8,895	Delphi Automotive plc(a)	534,856
24,500	DENSO Corp.(a)	1,295,634
11,600	Futaba Industrial Co., Ltd.*(a)	44,697
688	Hyundai Wia Corp.*(a)	124,054
16,097	Johnson Controls, Inc.(a)	825,775
900	Lear Corp.(a)	72,873
29,100	Toyota Industries Corp.(a)	1,315,493
7,740	TRW Automotive Holdings Corp.*(a)	575,779

		8,105,147

Automobiles (2.1%):
8,066	Bayerische Motoren Werke AG (BMW)(a)	945,855
8,900	Daihatsu Motor Co., Ltd.(a)	151,001
90,000	Dongfeng Motor Corp., H Shares(a)	141,905
111,120	Ford Motor Co.(a)	1,714,582
114,100	Fuji Heavy Industries, Ltd.(a)	3,278,247
56,768	General Motors Co.(a)	2,320,108
39,000	Honda Motor Co., Ltd.(a)	1,608,775
3,196	Hyundai Motor Co.*(a)	724,176
4,166	Renault SA(a)	336,326
70,800	Suzuki Motor Corp.(a)	1,907,392
17,100	Toyota Motor Corp.(a)	1,040,775
142,770	Yulon Motor Co., Ltd.(a)	258,902

		14,428,044

Beverages (1.1%):
10,294	Anheuser-Busch InBev NV(a)	1,097,501

Shares		Fair Value
Common Stocks, continued
Beverages, continued
2,726	Beam, Inc.(a)	$185,532
76,032	Coca-Cola Co. (The)(a)	3,140,881
1,607	Constellation Brands, Inc., Class A*(a)	113,101
7,223	Diageo plc, ADR(a)	956,470
5,518	Diageo plc(a)	182,240
2,962	Fomento Economico Mexicano SAB de C.V., ADR(a)	289,891
15,074	SABMiller plc(a)	776,173
16,000	Suntory Beverage & Food, Ltd.(a)	510,224

		7,252,013

Biotechnology (0.9%):
8,929	Amgen, Inc.(a)	1,019,335
3,668	Biogen Idec, Inc.*(a)	1,026,123
8,376	Celgene Corp.*(a)	1,415,209
6,542	Cubist Pharmaceuticals, Inc.*(a)	450,548
20,400	Gilead Sciences, Inc.*(a)	1,533,059
53,533	Mesoblast, Ltd.*(a)	279,737
6,093	Vertex Pharmaceuticals, Inc.*(a)	452,710

		6,176,721

Building Products (0.4%):
30,992	Compagnie de Saint-Gobain SA(a)	1,712,847
10,100	Daikin Industries, Ltd.(a)	630,395
1,299,223	Yuanda China Holdings, Ltd.(a)	114,261

		2,457,503

Capital Markets (0.9%):
651	Ameriprise Financial, Inc.(a)	74,898
19,999	Bank of New York Mellon Corp. (The)(a)	698,765
14,995	Credit Suisse Group AG, Registered Shares(a)	460,503
28,336	Deutsche Bank AG, Registered Shares(a)	1,351,908
7,018	Goldman Sachs Group, Inc. (The)(a)	1,244,010
15,698	Morgan Stanley(a)	492,289
11,822	State Street Corp.(a)	867,617
49,610	UBS AG, Registered Shares(a)	945,352

		6,135,342

Chemicals (2.0%):
10,469	Agrium, Inc.(a)	957,704
13,242	Akzo Nobel NV(a)	1,027,343
7,097	Arkema, Inc.(a)	831,189
68,000	Asahi Kasei Corp.(a)	533,075
345	CF Industries Holdings, Inc.(a)	80,399
3,232	Cheil Industries, Inc.*(a)	271,495
217,460	China BlueChemical, Ltd., H shares(a)	136,466
1,463	Eastman Chemical Co.(a)	118,064
15,267	FMC Corp.(a)	1,152,048
34,500	Hitachi Chemical Co., Ltd.(a)	550,765
37,700	JSR Corp.(a)	731,151
12,098	Koninklijke DSM NV(a)	953,410
59,200	Kuraray Co., Ltd.(a)	706,427
4,986	Lanxess AG(a)	333,078
4,167	Linde AG(a)	872,656
16,000	Nitto Denko Corp.(a)	677,477

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
863	PPG Industries, Inc.(a)	$163,677
50,200	PTT Global Chemical pcl(a)	120,721
21,100	Shin-Etsu Chemical Co., Ltd.(a)	1,234,020
1,247	Sigma Aldrich Corp.(a)	117,230
4,803	Syngenta AG, Registered Shares(a)	1,915,189
149,000	Ube Industries, Ltd.(a)	319,041

		13,802,625

Commercial Banks (3.6%):
71,171	Banco Bilbao Vizcaya Argentaria SA(a)	881,767
47,812	Banco Santander Brasil SA, ADR^(a)	291,653
16,773	Banco Santander Chile SA, ADR(a)	395,340
8,683	Bank of Nova Scotia(a)	543,086
27,294	BB&T Corp.(a)	1,018,612
34,944	BNP Paribas SA(a)	2,735,995
8,902	Commonwealth Bank of Australia(a)	620,128
13,163	Hana Financial Holdings(a)	548,235
227,781	HSBC Holdings plc(a)	2,497,918
381,830	Intesa Sanpaolo SpA(a)	947,805
4,546	KB Financial Group, Inc.*(a)	183,031
1,028,730	Lloyds Banking Group plc(a)	1,344,431
99,800	Mitsubishi UFJ Financial Group, Inc.(a)	660,009
20,984	National Australia Bank, Ltd.(a)	654,928
61,000	Oversea-Chinese Banking Corp., Ltd.(a)	493,943
203,107	Sberbank of Russia(a)	629,037
16,373	Societe Generale(a)	956,067
38,200	Sumitomo Mitsui Financial Group, Inc.(a)	1,973,081
19,913	Svenska Handelsbanken AB, A Shares(a)	983,945
24,346	U.S. Bancorp(a)	983,578
121,114	UniCredit SpA(a)	901,780
85,304	Wells Fargo & Co.(a)	3,872,801
9,566	Westpac Banking Corp.(a)	277,744

		24,394,914

Communications Equipment (0.9%):
104,117	Cisco Systems, Inc.(a)	2,337,426
2,284	El Towers SpA(a)	105,347
1,618	Harris Corp.(a)	112,953
1,657	Motorola Solutions, Inc.(a)	111,848
43,135	QUALCOMM, Inc.(a)	3,202,773

		5,870,347

Computers & Peripherals (0.6%):
153	Apple, Inc.(a)	85,850
154,614	EMC Corp.(a)	3,888,542
1,048	Western Digital Corp.(a)	87,927

		4,062,319

Construction & Engineering (0.3%):
33,000	JGC Corp.(a)	1,296,397
5,063	KBR, Inc.(a)	161,459
66,000	Okumura Corp.(a)	305,868
85,000	Toda Corp.(a)	295,845

		2,059,569

Shares		Fair Value
Common Stocks, continued
Construction Materials (0.0%):
4,361	HeidelbergCement AG(a)	$330,936

Consumer Finance (0.6%):
19,522	American Express Co.(a)	1,771,230
14,375	Capital One Financial Corp.(a)	1,101,269
21,509	Discover Financial Services(a)	1,203,429

		4,075,928

Containers & Packaging (0.3%):
7,138	Avery Dennison Corp.(a)	358,256
14,061	Crown Holdings, Inc.*(a)	626,699
22,906	Sealed Air Corp.(a)	779,949

		1,764,904

Diversified Consumer Services (0.1%):
8,600	Benesse Holdings, Inc.(a)	345,507

Diversified Financial Services (2.0%):
166,417	Bank of America Corp.(a)	2,591,113
10,502	Berkshire Hathaway, Inc., Class B(a)	1,245,117
61,788	Citigroup, Inc.(a)	3,219,773
8,207	Deutsche Boerse AG(a)	681,447
500,000	General Electric Capital Corp., Series B(a)	516,250
97,680	ING Groep NV*(a)	1,365,816
72,606	JPMorgan Chase & Co.(a)	4,245,999

		13,865,515

Diversified Metals & Mining (0.0%):
152,000	Jiangxi Copper Co., Ltd.(a)	276,227

Diversified Telecommunication Services (1.3%):
156,369	BT Group plc(a)	984,415
79,969	Deutsche Telekom AG, Registered Shares(a)	1,367,618
129,289	Koninklijke (Royal) KPN NV*(a)	418,205
10,250	KT Corp., ADR*(a)	152,418
8,400	Nippon Telegraph & Telephone Corp.(a)	452,227
287,000	Singapore Telecommunications, Ltd.(a)	834,427
890	Swisscom AG, Registered Shares(a)	470,772
39,362	TDC A/S(a)	381,925
32,883	Telecom Italia SpA(a)	25,821
514,652	Telecom Italia SpA(a)	512,094
43,010	Telefonica Deutschland Holding AG(a)	355,569
32,435	Telefonica SA(a)	529,447
9,883	Telefonica SA, ADR(a)	161,488
196,600	Telekom Malaysia Berhad(a)	333,300
41,220	Verizon Communications, Inc.(a)	2,025,551

		9,005,277

Electric Utilities (0.7%):
16,009	American Electric Power Co., Inc.(a)	748,261
16,800	Chubu Electric Power Co., Inc.(a)	217,191
10,502	Duke Energy Corp.(a)	724,743
19,811	NextEra Energy, Inc.(a)	1,696,218
28,223	PPL Corp.(a)	849,230
36,591	SSE plc(a)	831,980

		5,067,623

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Electrical Equipment (0.6%):
16,424	Eaton Corp. plc(a)	$1,250,195
57,000	Mitsubishi Electric Corp.(a)	716,983
14,933	Rockwell Automation, Inc.(a)	1,764,483
39,900	Sumitomo Electric Industries, Ltd.(a)	666,902

		4,398,563

Electronic Equipment, Instruments & Components (0.6%):
2,646	Avnet, Inc.(a)	116,715
174,000	Hitachi, Ltd.(a)	1,319,476
35,400	HOYA Corp.(a)	985,439
300	Keyence Corp.(a)	128,500
7,400	Kyocera Corp.(a)	370,216
8,600	Murata Manufacturing Co., Ltd.(a)	764,651
3,200	Omron Corp.(a)	141,659
6,121	Rexel SA(a)	161,210
1,200	TE Connectivity, Ltd.(a)	66,132

		4,053,998

Energy Equipment & Services (0.8%):
572	Diamond Offshore Drilling, Inc.(a)	32,558
17,496	Dresser-Rand Group, Inc.*(a)	1,043,286
722	Helmerich & Payne, Inc.(a)	60,706
16,399	National-Oilwell Varco, Inc.(a)	1,304,213
22,669	Schlumberger, Ltd.(a)	2,042,704
13,201	Technip-Coflexip SA(a)	1,271,412

		5,754,879

Food & Staples Retailing (0.4%):
5,388	Casino Guichard-Perrachon SA(a)	622,760
6,342	CVS Caremark Corp.(a)	453,897
2,196	Fresh Market, Inc. (The)*(a)	88,938
1,680	Kroger Co. (The)(a)	66,410
70,049	Tesco plc(a)	387,892
16,478	Wal-Mart Stores, Inc.(a)	1,296,654

		2,916,551

Food Products (1.4%):
48,000	Ajinomoto Co., Inc.(a)	695,679
37,560	Cosan, Ltd., A Shares(a)	515,323
5,187	Danone SA(a)	374,164
9,257	General Mills, Inc.(a)	462,017
22,100	Hillshire Brands Co.(a)	739,024
7,903	Mead Johnson Nutrition Co.(a)	661,955
45,138	Nestle SA, Registered Shares(a)	3,314,417
23,924	SLC Agricola SA(a)	206,875
3,945	Unilever NV, NYS(a)	158,707
39,032	Unilever NV(a)	1,575,805
4,361	Unilever plc, ADR^(a)	179,673
14,761	Unilever plc(a)	605,384
31,356	Unilever plc*(a)#	—

		9,489,023

Gas Utilities (0.2%):
287,000	Tokyo Gas Co., Ltd.(a)	1,414,468

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies (0.7%):
18,905	Baxter International, Inc.(a)	$1,314,843
784	Becton, Dickinson & Co.(a)	86,624
20,533	Boston Scientific Corp.*(a)	246,807
19,427	Covidien plc(a)	1,322,979
6,740	Getinge AB, B Shares(a)	231,251
576	Intuitive Surgical, Inc.*(a)	221,230
14,719	Medtronic, Inc.(a)	844,723
11,572	Mindray Medical International, Ltd., ADR^(a)	420,758
1,066	Stryker Corp.(a)	80,099

		4,769,314

Health Care Providers & Services (3.0%):
21,442	Aetna, Inc.(a)	1,470,707
27,588	Al Noor Hospitals Group plc*(a)	410,947
1,594	AmerisourceBergen Corp.(a)	112,074
143,800	Bangkok Dusit Medical Services pcl, Class F(a)	515,809
75,500	Bumrungrad Hospital Public Co., Ltd.(a)	202,129
32,545	Cardinal Health, Inc.(a)	2,174,331
9,415	DaVita, Inc.*(a)	596,629
12,076	Envision Healthcare Holdings, Inc.*(a)	428,940
20,756	Express Scripts Holding Co.*(a)	1,457,901
6,307	Fresenius SE & Co. KGaA(a)	968,441
27,877	HCA Holdings, Inc.*(a)	1,330,012
12,338	HealthSouth Corp.(a)	411,102
12,979	Humana, Inc.(a)	1,339,692
869,100	IHH Healthcare Berhad*(a)	1,025,413
90,857	Life Healthcare Group Holdings Pte, Ltd.(a)	364,026
8,765	McKesson, Inc.(a)	1,414,671
51,975	NMC Health plc(a)	377,272
282,799	PT Siloam International Hospital Tbk*(a)	221,110
88,000	Raffles Medical Group, Ltd.(a)	217,126
7,800	Ship Healthcare Holdings, Inc.(a)	302,964
126,797	Sinopharm Group Co., H Shares(a)	366,567
10,926	Tenet Healthcare Corp.*(a)	460,203
30,147	UnitedHealth Group, Inc.(a)	2,270,070
19,785	Universal Health Services, Inc., Class B(a)	1,607,729
1,195	WellPoint, Inc.(a)	110,406

		20,156,271

Hotels, Restaurants & Leisure (0.4%):
8,140	Extended Stay America, Inc.*(a)	213,756
31,200	Hilton Worldwide Holdings, Inc.*(a)	694,200
7,956	International Game Technology(a)	144,481
16,152	McDonald’s Corp.(a)	1,567,229
1,631	Wyndham Worldwide Corp.(a)	120,188

		2,739,854

Household Durables (0.4%):
123,316	Barratt Developments plc(a)	713,212
47,253	Cyrela Brazil Realty SA Empreendimentos e Participacoes(a)	288,927
5,745	Electrolux AB, Series B(a)	151,290
80,917	MRV Engenharia e Participacoes SA(a)	289,361

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
4,700	Rinnai Corp.(a)	$366,375
371,633	Taylor Wimpey plc(a)	688,870

		2,498,035

Household Products (0.8%):
4,891	Church & Dwight Co., Inc.(a)	324,175
12,859	Colgate-Palmolive Co.(a)	838,535
645	Energizer Holdings, Inc.(a)	69,815
7,367	Kimberly-Clark Corp.(a)	769,557
44,156	Procter & Gamble Co. (The)(a)	3,594,740

		5,596,822

Independent Power Producers & Energy Traders (0.3%):
82,179	AES Corp. (The)(a)	1,192,417
38,510	Calpine Corp.*(a)	751,330

		1,943,747

Industrial Conglomerates (1.9%):
8,192	3M Co.(a)	1,148,928
157,719	Beijing Enterprises Holdings, Ltd.(a)	1,565,942
9,692	Danaher Corp.(a)	748,222
200,336	General Electric Co.(a)	5,615,418
26,566	Siemens AG, Registered Shares(a)	3,629,532

		12,708,042

Insurance (2.4%):
18,579	ACE, Ltd.(a)	1,923,484
13,000	Aflac, Inc.(a)	868,400
10,354	Allstate Corp. (The)(a)	564,707
14,038	American International Group, Inc.(a)	716,640
4,730	Arch Capital Group, Ltd.*(a)	282,334
47,213	Aviva plc(a)	351,727
51,389	AXA SA(a)	1,433,291
1,300	Axis Capital Holdings, Ltd.(a)	61,841
4,453	Chubb Corp. (The)(a)	430,293
1,440	CNA Financial Corp.(a)	61,762
3,491	Lincoln National Corp.(a)	180,205
1,297	Marsh & McLennan Cos., Inc.(a)	62,723
26,830	MetLife, Inc.(a)	1,446,673
12,000	MS&AD Insurance Group Holdings, Inc.(a)	322,897
10,900	NKSJ Holdings, Inc.(a)	304,096
16,107	Progressive Corp. (The)(a)	439,238
12,816	Prudential Financial, Inc.(a)	1,181,892
32,874	QBE Insurance Group, Ltd.(a)	338,426
1,448	Reinsurance Group of America, Inc.(a)	112,090
2,996	RenaissanceRe Holdings, Ltd.(a)	291,630
32,200	Sony Financial Holdings, Inc.(a)	586,694
68,200	Tokio Marine Holdings, Inc.(a)	2,284,934
748	Torchmark Corp.(a)	58,456
7,794	Travelers Companies, Inc. (The)(a)	705,669
1,879	UnumProvident Corp.(a)	65,915
39,157	XL Group plc, Class B(a)	1,246,759

		16,322,776

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail (0.1%):
2,075	Amazon.com, Inc.(a)	$827,489

Internet Software & Services (1.9%):
23,291	eBay, Inc.*(a)	1,278,443
5,687	Google, Inc., Class A*(a)	6,373,479
18,506	Project Eagle Shell, Series D*(a)(b)(d)	1,060,116
240	Project Eagle Shell, Class A*(a)(b)(d)	13,748
20,670	Project Eagle Shell*(a)(b)(d)	1,184,081
8,705	SINA Corp.*(a)	733,396
36,229	Twitter, Inc.*^(a)	2,305,976

		12,949,239

IT Services (1.9%):
700	Accenture plc, Class A(a)	57,554
747	Alliance Data Systems Corp.(a)	196,409
1,684	Amdocs, Ltd.(a)	69,448
18,164	Atos Origin SA(a)	1,649,151
1,459	Cap Gemini SA(a)	98,927
23,249	Cielo SA(a)	647,407
2,414	Computer Sciences Corp.(a)	134,894
2,525	Fidelity National Information Services, Inc.(a)	135,542
6,445	MasterCard, Inc., Class A(a)	5,384,540
19,948	Visa, Inc., Class A(a)	4,442,021

		12,815,893

Leisure Equipment & Products (0.1%):
15,411	Mattel, Inc.(a)	733,255

Life Sciences Tools & Services (0.6%):
21,168	Agilent Technologies, Inc.(a)	1,210,598
1,818	Mettler-Toledo International, Inc.*(a)	441,029
11,998	PerkinElmer, Inc.(a)	494,678
13,114	Thermo Fisher Scientific, Inc.(a)	1,460,243
6,565	Waters Corp.*(a)	656,500

		4,263,048

Machinery (1.4%):
3,670	Andritz AG(a)	230,504
4,016	CNH Industrial NV*(a)	45,577
170,052	CNH Industrial NV*(a)	1,941,928
65,394	Cummins India, Ltd.(a)	506,898
6,022	Cummins, Inc.(a)	848,921
1,187	Dover Corp.(a)	114,593
2,200	Fanuc, Ltd.(a)	403,505
98,090	Haitian International Holdings, Ltd.(a)	222,244
22,000	Hino Motors, Ltd.(a)	346,789
74,000	IHI Corp.(a)	320,034
60,498	Invensys plc(a)	510,410
58,000	Kubota Corp.(a)	961,768
6,691	Metso Corp. OYJ(a)	286,365
59,000	Mitsubishi Heavy Industries, Ltd.(a)	365,766
9,883	PACCAR, Inc.(a)	584,777
482	Parker Hannifin Corp.(a)	62,004
10,222	Samsung Heavy Industries Co., Ltd.*(a)	369,625
800	SMC Corp.(a)	202,117

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Machinery, continued
12,383	Stanley Black & Decker, Inc.(a)	$999,185
560	Valmont Industries, Inc.(a)	83,507

		9,406,517

Media (1.1%):
4,632	Charter Communications, Inc., Class A*(a)	633,472
42,145	Comcast Corp., Class A(a)	2,190,066
2,660	DISH Network Corp., Class A*(a)	154,067
54,638	Grupo Televisa SAB(a)	329,591
160	Kabel Deutschland Holding AG(a)	20,760
8,116	Liberty Media Corp.*(a)	1,188,588
18,582	Manchester United plc, Class A*^(a)	288,578
110,901	Mediaset*(a)	535,618
6,229	RTL Group(a)	804,963
31,426	Shaw Communications, Inc., Class B^(a)	764,864
974	Time Warner Cable, Inc.(a)	131,977
1,295	Viacom, Inc., Class B(a)	113,105
48,742	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA^(a)	362,223

		7,517,872

Metals & Mining (2.1%):
105,781	Antofagasta plc(a)	1,451,198
73,618	BHP Billiton plc(a)	2,282,244
5,156	BHP Billiton, Ltd.(a)	175,306
18,791	Boliden AB(a)	289,019
94,131	Eldorado Gold Corp.(a)	534,422
41,012	First Quantum Minerals, Ltd.(a)	739,073
201,351	Fortescue Metals Group, Ltd.(a)	1,050,475
45,361	Freeport-McMoRan Copper & Gold, Inc.(a)	1,711,924
71,813	Goldcorp, Inc.(a)	1,556,187
303,956	Platinum Group Metals, Ltd.(a)	363,453
35,439	Polyus Gold International, Ltd.(a)	117,117
48,283	Rio Tinto plc(a)	2,724,194
23,103	Silver Wheaton Corp.(a)	466,450
12,327	Southern Copper Corp.(a)	353,908
25,879	Teck Resources, Ltd., Class B(a)	673,113

		14,488,083

Multiline Retail (0.1%):
922	Macy’s, Inc.(a)	49,235
4,600	Ryohin Keikaku Co., Ltd.(a)	497,531

		546,766

Multi-Utilities (0.6%):
20,086	CenterPoint Energy, Inc.(a)	465,593
15,409	CMS Energy Corp.(a)	412,499
19,268	Dominion Resources, Inc.(a)	1,246,448
95,293	National Grid plc(a)	1,244,958
6,344	Sempra Energy(a)	569,437

		3,938,935

Oil, Gas & Consumable Fuels (4.6%):
6,430	Anadarko Petroleum Corp.(a)	510,028
76,378	Athabasca Oil Corp.*(a)	465,991

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
83,085	BG Group plc(a)	$1,790,245
15,589	BP plc, ADR(a)	757,781
56,529	BP plc(a)	457,862
32,913	Cameco Corp.(a)	683,603
22,517	Canadian Natural Resources, Ltd.(a)	761,976
7,666	Chevron Corp.(a)	957,560
27,798	Cobalt International Energy, Inc.*(a)	457,277
8,962	Devon Energy Corp.(a)	554,479
92,721	Eni SpA(a)	2,241,781
5,169	EOG Resources, Inc.(a)	867,565
18,163	Genel Energy plc*(a)	324,037
94,400	INPEX Corp.(a)	1,210,586
34,038	KazMunaiGas Exploration Production JSC, Registered Shares, GDR(a)	535,248
310,000	Kunlun Energy Co., Ltd.(a)	547,505
39,347	Lundin Petroleum AB*(a)	768,257
77,291	Marathon Oil Corp.(a)	2,728,372
36,122	Marathon Petroleum Corp.(a)	3,313,472
893	Murphy Oil Corp.(a)	57,938
14,162	Occidental Petroleum Corp.(a)	1,346,806
45,161	Petroleo Brasileiro SA, ADR(a)	622,319
23,365	Phillips 66(a)	1,802,142
9,617	Royal Dutch Shell plc, A Shares(a)	342,757
29,805	Royal Dutch Shell plc, ADR(a)	2,124,203
69,916	Statoil ASA(a)	1,698,784
13,735	Suncor Energy, Inc.(a)	481,585
1,282	Suncor Energy, Inc.(a)	44,934
18,632	Total SA, ADR(a)	1,141,583
15,033	Total SA(a)	921,437
2,950	Valero Energy Corp.(a)	148,680
6,271	Whiting Petroleum Corp.*(a)	387,987

		31,054,780

Paper & Forest Products (0.0%):
2,595	International Paper Co.(a)	127,233

Personal Products (0.2%):
4,085	Beiersdorf AG(a)	414,697
49,257	Hypermarcas SA(a)	370,019
8,700	Kao Corp.(a)	274,059

		1,058,775

Pharmaceuticals (3.3%):
49,506	Abbvie, Inc.(a)	2,614,412
6,970	Allergan, Inc.(a)	774,228
10,000	Astellas Pharma, Inc.(a)	592,636
24,934	AstraZeneca plc(a)	1,478,774
19,191	Bristol-Myers Squibb Co.(a)	1,020,002
21,848	Novartis AG, Registered Shares(a)	1,748,996
23,300	Otsuka Holdings Co., Ltd.(a)	673,038
4,007	Perrigo Co. plc(a)	614,914
153,133	Pfizer, Inc.(a)	4,690,464
14,166	Roche Holding AG(a)	3,972,082
28,911	Sanofi-Aventis SA(a)	3,077,218

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
891	Sanofi-Aventis SA, ADR(a)	$47,784
26,717	Shire plc(a)	1,258,769
240,000	Sino Biopharmaceutical, Ltd.(a)	190,687

		22,754,004

Professional Services (0.1%):
36,714	Qualicorp SA*(a)	350,522

Real Estate Investment Trusts (REITs) (0.7%):
15,306	American Capital Agency Corp.(a)	295,253
10,920	American Tower Corp.(a)	871,634
22,189	Equity Residential Property Trust(a)	1,150,943
105,231	Fibra Uno Amdinistracion SA(a)	337,313
6,863	Health Care REIT, Inc., Series I(a)	352,587
130,465	Link REIT (The)(a)	634,792
4,638	Simon Property Group, Inc.(a)	705,718
185,109	TF Administradora Industrial S de RL de C.V.(a)	333,286

		4,681,526

Real Estate Management & Development (0.7%):
44,059	BR Malls Participacoes SA(a)	320,011
10,419	Brookfield Asset Management, Inc., Class A(a)	404,570
285,000	CapitaLand, Ltd.(a)(c)	686,356
6,100	Daito Trust Construction Co., Ltd.(a)	570,383
59,321	St. Joe Co. (The)*^(a)	1,138,370
107,000	Sun Hung Kai Properties, Ltd.(a)	1,363,349

		4,483,039

Road & Rail (1.0%):
96,867	Asciano, Ltd.(a)	500,329
11,616	Canadian National Railway Co.(a)	662,344
20,700	East Japan Railway Co.(a)	1,652,306
8,389	J.B. Hunt Transport Services, Inc.(a)	648,470
14,824	Union Pacific Corp.(a)	2,490,432
13,900	West Japan Railway Co.(a)	603,359

		6,557,240

Semiconductors & Semiconductor Equipment (0.8%):
39,745	Freescale Semiconductor, Ltd.*(a)	637,908
824	KLA-Tencor Corp.(a)	53,115
12,900	ROHM Co., Ltd.(a)	629,201
2,092	Samsung Electronics Co., Ltd.(a)	2,734,622
1,483	Samsung Electronics Co., Ltd.(a)	1,427,587

		5,482,433

Software (1.8%):
1,906	Adobe Systems, Inc.*(a)	114,131
1,620	CA, Inc.(a)	54,513
1,742	Check Point Software Technologies, Ltd.*(a)	112,394
21,826	Citrix Systems, Inc.*(a)	1,380,496
48,179	Electronic Arts, Inc.*(a)	1,105,226
1,497	Intuit, Inc.(a)	114,251
11,838	Microsoft Corp.(a)	443,096
4,600	Nintendo Co., Ltd.(a)	615,217
112,899	Oracle Corp.(a)	4,319,517

Shares		Fair Value
Common Stocks, continued
Software, continued
16,064	Red Hat, Inc.*(a)	$900,227
3,909	Symantec Corp.(a)	92,174
41,851	TIBCO Software, Inc.*(a)	940,810
37,081	UbiSoft Entertainment SA*(a)	525,733
14,214	Veeva Systems, Inc., Class A*^(a)	456,269
8,994	VMware, Inc., Class A*(a)	806,852

		11,980,906

Specialty Retail (0.3%):
11,551	American Eagle Outfitters, Inc.(a)	166,334
7,100	Nitori Co., Ltd.(a)	673,408
660	Ross Stores, Inc.(a)	49,454
3,942	Williams-Sonoma, Inc.(a)	229,740
221,800	Yamada Denki Co., Ltd.(a)	725,887
192,260	Zhongsheng Group Holdings, Ltd.^(a)	266,504

		2,111,327

Textiles, Apparel & Luxury Goods (0.3%):
24,122	Coach, Inc.(a)	1,353,968
3,116	LVMH Moet Hennessy Louis Vuitton SA(a)	570,373

		1,924,341

Trading Companies & Distributors (0.9%):
24,578	Fastenal Co.(a)	1,167,701
67,600	Mitsubishi Corp.(a)	1,297,679
191,100	Mitsui & Co., Ltd.(a)	2,665,270
55,200	Sumitomo Corp.(a)	694,455

		5,825,105

Transportation Infrastructure (0.1%):
615,711	Delta Topco, Ltd.*(a)(b)(d)	400,890
19,464	Novorossiysk Commercial Sea Trade Port JSC, Registered Shares, GDR^(a)	120,313

		521,203

Water Utilities (0.1%):
14,666	American Water Works Co., Inc.(a)	619,785

Wireless Telecommunication Services (0.9%):
14,748	America Movil SAB de C.V., Series L, ADR(a)	344,661
340,600	Axiata Group Berhad(a)	717,706
9,398	Crown Castle International Corp.*(a)	690,095
132,029	Far EasTone Telecommunications Co., Ltd.(a)	290,487
26,500	KDDI Corp.(a)	1,634,686
6,999	Rogers Communications, Inc., Class B(a)	316,705
94,000	Taiwan Mobile Co., Ltd.(a)	303,908
28,321	Vodafone Group plc, ADR(a)	1,113,298
220,011	Vodafone Group plc(a)	864,756

		6,276,302

Total Common Stocks (Cost $350,034,057)		414,726,711

Preferred Stocks (1.3%):
Auto Components (0.1%):
12,219	Mobileye N.V., Series F, Preferred Shares *(a)(b)(d)	426,443

Automobiles (0.3%):
8,380	Volkswagen AG, Preferred Shares(a)	2,354,185

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Preferred Stocks, continued
Commercial Banks (0.6%):
22,882	Citigroup Capital XIII, Preferred Shares(a)	$623,535
28,200	GMAC Capital Trust I, Series 2, Preferred Shares(a)	754,067
14,233	HSBC Holdings plc, Series 2, Preferred Shares(a)	383,437
31,916	Itau Unibanco Holding SA, Preferred Shares(a)	432,433
13,440	RBS Capital Funding Trust VII, Series G, Preferred Shares(a)	281,971
2,900	Royal Bank of Scotland Group plc, Series Q, Preferred Shares, ADR(a)	62,843
9,100	Royal Bank of Scotland Group plc, Series M, Preferred Shares, ADR(a)	190,190
13,469	Royal Bank of Scotland Group plc, Series T, Preferred Shares, ADR^(a)	323,256
7,409	U.S. Bancorp, Series G, Preferred Shares(a)	202,784
13,409	U.S. Bancorp, Series F, Preferred Shares(a)	352,657
511,000	USB Capital IX, Preferred Shares(a)	396,025

		4,003,198

Communications Equipment (0.1%):
5,571	Corwn Castle International Corp., Series A, Preferred Shares(a)	559,189

Diversified Financial Services (0.1%):
31,451	Fannie Mae, Series S, Preferred Shares(a)	275,196

Food & Staples Retailing (0.0%):
12,235	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Preferred Shares(a)	546,568

Machinery (0.0%):
1,723	Stanley Black & Decker, Inc., Preferred Shares(a)	177,814

Real Estate Management & Development (0.1%):
14,600	Forestar Group, Inc., Preferred Shares(a)	409,384

Total Preferred Stocks (Cost $7,851,611)		8,751,977

Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.*(a)(c)	64,868

Total Warrant (Cost $—)		64,868

Convertible Preferred Stocks (0.3%):
Aerospace & Defense (0.1%):
4,687	United Technologies Corp., 0.46%(a)	306,858

Airlines (0.0%):
650	Continental Airlines Finance Trust II, 3.11%(a)	31,322

Commercial Banks (0.0%):
207	Wells Fargo & Co., Series L, Class A, 0.03%(a)	229,770

Electric Utilities (0.1%):
8,384	NextEra Energy, Inc., 0.39%(a)	482,080
6,900	PPL Corp., 0.66%(a)	364,872

		846,952

Health Care Providers & Services (0.1%):
4,738	Omnicare Capital Trust II, Series B(a)	350,760

Metals & Mining (0.0%):
12,824	Cliffs Natural Resources, Inc., Series A, 1.22%(a)	294,439

Total Convertible Preferred Stocks (Cost $1,860,535)		2,060,101

Shares		Fair Value
Private Placements (0.5%):
Commercial Banks (0.1%):
365,000	CIT Group, Inc.^(a)(c)	$378,231
200,000	Vnesheconombank(a)(c)	204,000

		582,231

Diversified Financial Services (0.1%):
449,000	Daimler Finance NA LLC(a)(c)	450,504
199,000	Hyundai Capital America, Inc.(a)(c)	197,639

		648,143

Media (0.0%):
200,000	NBCUniversal Enterprise, Inc.(a)(c)	198,000

Oil, Gas & Consumable Fuels (0.1%):
237,600	Odebrecht Drilling VIII/IX(a)(c)	243,540
399,748	Odebrecht Offshore Drilling Finance, Ltd.(a)(c)	409,142

		652,682

Software (0.1%):
687,000	Salesforce.com, Inc.(a)(c)	746,683

Tobacco (0.1%):
300,000	B.A.T. International Finance plc(a)(c)	303,364

Total Private Placements (Cost $3,071,273)		3,131,103

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds (1.8%):
Automobiles (0.2%):
$800,000	Volkswagen International Finance NV, 5.50%, 11/9/15+(a)(c)	1,365,048

Biotechnology (0.5%):
120,000	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18(a)	127,125
120,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20(a)	128,325
209,000	Cubist Pharmaceuticals, Inc., 2.50%, 11/1/17(a)	508,392
25,000	Gilead Sciences, Inc., 1.63%, 5/1/16(a)	82,453
574,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16(a)	1,893,123

		2,739,418

Commercial Banks (0.1%):
648,000	JPMorgan Chase & Co., Series Q, 5.15%, 12/31/49, Callable 5/1/23 @ 100(a)(e)	581,580

Computers & Peripherals (0.0%):
97,000	SanDisk Corp., 0.50%, 10/15/20(a)(c)	96,030

Diversified Financial Services (0.1%):
2,000,000	Wharf Finance (2014), Ltd., 2.30%, 6/7/14+(a)	258,576
20,000,000	Zeus (Cayman) II, Ltd., Series REGS, 1.02%, 8/18/16+(a)(b)	330,943

		589,519

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Diversified Telecommunication Services (0.1%):
$500,000	Telecom Italia SpA, Series TIT, 6.13%, 11/15/16+(a)(c)	$722,963

Electrical Equipment (0.0%):
143,000	Suzlon Energy, Ltd., 32.58%, 7/25/14(a)	82,940

Food & Staples Retailing (0.1%):
500,000	Olam International, Ltd., 6.00%, 10/15/16(a)(c)	493,750

Food Products (0.0%):
400,000	REI Agro, Ltd., Series REGS, 5.50%, 11/13/14(a)(b)	201,000

Health Care Providers & Services (0.0%):
40,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18(a)	47,500

Internet Software & Services (0.0%):
213,000	SINA Corp., 1.00%, 12/1/18, Callable 12/1/16 @ 100(a)(c)	216,328

Oil, Gas & Consumable Fuels (0.1%):
796,000	Cobalt International Energy, Inc., 2.63%, 12/1/19^(a)	703,963
300,000	Essar Energy plc, 4.25%, 2/1/16(a)(c)	225,750

		929,713

Pharmaceuticals (0.2%):
402,000	Mylan, Inc., 3.75%, 9/15/15(a)	1,318,058

Real Estate Management & Development (0.3%):
750,000	CapitaLand, Ltd., 2.10%, 11/15/16, Callable 10/17/18 @ 100+(a)(c)	591,909
1,250,000	CapitaLand, Ltd., Series CAPL, 2.95%, 6/20/22, Callable 6/20/17 @ 100+(a)(c)	984,613
500,000	CapitaLand, Ltd., 1.95%, 10/17/23, Callable 10/17/18 @ 100+(a)	390,377
250,000	CapitaLand, Ltd., 1.95%, 10/17/23, Callable 10/17/18 @ 100+(a)	195,189
353,000	Forest City Enterprises, Inc., 4.25%, 8/15/18(a)	392,713

		2,554,801

Software (0.1%):
500,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16^(a)	576,875

Total Convertible Bonds (Cost $11,021,381)		12,515,523

Floating Rate Loans (0.9%):
Energy Equipment & Services (0.1%):
130,285	Drillships Financing Holdings, Inc., 5.50%, 7/15/16(a)(e)	131,969
260,572	Drillships Financing Holdings, Inc., 6.00%, 3/31/21(a)(e)	265,783
405,533	Fieldwood Energy LLC, 0.44%, 9/20/20(a)(e)	413,644

		811,396

Hotels, Restaurants & Leisure (0.4%):
304,147	Autobahn Tank & Rast Holding GmbH, 0.20%, 12/4/18+(a)(e)	418,035
122,640	Autobahn Tank & Rast Holding GmbH, 0.20%, 12/4/19+(a)(e)	169,804

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Floating Rate Loans, continued
Hotels, Restaurants & Leisure, continued
$1,467,632	Hilton Worldwide Finance LLC, 4.00%, 9/23/20+(a)(e)	$1,478,639

		2,066,478

Insurance (0.1%):
571,000	Delta Debtco, Ltd., 9.25%, 10/30/19(a)(b)(e)	594,554

Media (0.1%):
394,023	Univision Communications, Inc., 4.50%, 3/1/20(a)(e)	396,134

Metals & Mining (0.0%):
103,220	Constellium Holdco BV, 6.00%, 2/25/20(a)(e)	105,671
103,480	Constellium Holdco BV, 6.50%, 2/25/20+(a)(e)	144,304
105,860	Essar Steel Algoma, Inc., 8.75%, 9/18/14(a)(e)	106,391

		356,366

Oil, Gas & Consumable Fuels (0.1%):
237,973	Quintero SA, 1.25%, 6/20/23(a)(e)	198,946
94,533	Sheridan Production Partners, 0.03%, 12/2/20(a)(e)	94,888
679,400	Sheridan Production Partners, 0.03%, 12/2/20(a)(e)	681,947
35,267	Sheridan Production Partners, 0.03%, 12/2/20(a)(e)	35,399

		1,011,180

Pharmaceuticals (0.1%):
382,113	Valeant Pharmaceuticals International, Inc., 4.50%, 6/26/20(a)(e)	384,420

Wireless Telecommunication Services (0.0%):
253,725	Cricket Communications, Inc., 4.75%, 2/26/20(a)(e)	254,574

Total Floating Rate Loans (Cost $5,751,779)		5,875,102

Corporate Bonds (2.0%):
Beverages (0.0%):
238,000	Anheuser-Busch InBev NV Worldwide, Inc., 1.38%, 7/15/17(a)	237,500

Capital Markets (0.2%):
408,000	Ford Motor Credit Co. LLC, 2.38%, 1/16/18(a)	412,063
232,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN(a)	266,969
108,000	General Electric Capital Corp., 6.38%, 11/15/67, Callable 11/15/17 @ 100(a)(e)	117,180
311,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN(a)	367,716
168,000	Morgan Stanley, Series G, 7.30%, 5/13/19(a)	204,021

		1,367,949

Commercial Banks (0.3%):
258,000	Ally Financial, Inc., 4.50%, 2/11/14(a)	258,968
528,000	Ally Financial, Inc., 2.75%, 1/30/17(a)	529,979
310,000	HSBC USA, Inc., 1.63%, 1/16/18(a)	305,678
265,000	JPMorgan Chase & Co., 6.13%, 6/27/17(a)	300,992

		1,395,617

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Communications Equipment (0.0%):
$60,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21(a)	$66,900

Computers & Peripherals (0.1%):
803,000	Apple, Inc., 1.00%, 5/3/18(a)	776,458

Construction Materials (0.0%):
75,000	Building Materials Corp., 6.88%, 8/15/18, Callable 8/15/14 @ 103.44(a)(c)	79,688
134,000	Texas Industries, Inc., 9.25%, 8/15/20, Callable 8/15/15 @ 104.63(a)	149,242

		228,930

Consumer Finance (0.1%):
340,000	Ally Financial, Inc., 3.50%, 7/18/16(a)	350,827

Diversified Financial Services (0.2%):
274,000	Bank of America Corp., Series L, 1.35%, 11/21/16(a)	273,887
478,000	Bank of America Corp., 2.00%, 1/11/18, MTN(a)	477,151
267,000	Bank of America Corp., 1.32%, 3/22/18, MTN^(a)(e)	270,546
273,000	Citigroup, Inc., Series A, 5.95%, 12/29/49, Callable 1/30/23 @ 100(a)(e)	252,621

		1,274,205

Diversified Telecommunication (0.5%):
2,714,000	Verizon Communications, Inc., 1.99%, 9/14/18(a)(e)	2,853,766

Health Care Providers & Services (0.0%):
70,000	DaVita, Inc., 6.38%, 11/1/18, Callable 2/13/14 @ 104.78(a)	73,500

IT Services (0.0%):
263,000	SunGard Data Systems, Inc., 7.38%, 11/15/18, Callable 2/13/14 @ 105.33(a)	278,451

Media (0.0%):
235,000	Cablevision Systems Corp., 5.88%, 9/15/22^(a)	225,013

Office Electronics (0.0%):
213,000	Xerox Corp., 6.35%, 5/15/18(a)	243,433

Oil, Gas & Consumable Fuels (0.2%):
545,000	Consol Energy, Inc., 8.00%, 4/1/17, Callable 4/1/14 @ 104(a)	574,294
325,000	Reliance Holdings USA, Inc., 4.50%, 10/19/20(a)(c)	321,129
270,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23(a)(c)	252,450

		1,147,873

Paper & Forest Products (0.0%):
245,000	International Paper Co., 7.95%, 6/15/18(a)	297,600

Pharmaceuticals (0.0%):
289,000	Mylan, Inc., 2.55%, 3/28/19(a)	286,116

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Thrifts & Mortgage Finance (0.1%):
$365,000	Capital One Bank USA NA, Series BNKT, 2.15%, 11/21/18, Callable 10/21/18 @ 100(a)	$362,908

Transportation Infrastructure (0.1%):
509,075	Delta Topco, Ltd., 10.00%, 11/24/60(a)(b)(d)	504,627

Wireless Telecommunication Services (0.2%):
875,000	AT&T, Inc., 2.38%, 11/27/18^(a)	875,751
391,000	Cricket Communications, Inc., 7.75%, 10/15/20, Callable 10/15/15 @ 103.88(a)	445,740

		1,321,491

Total Corporate Bonds (Cost $13,149,429)		13,293,164

Foreign Bonds (6.6%):
Commercial Banks (0.2%):
610,000	Lloyds TSB Bank plc, Series E, 13.00%, 1/29/49, Callable 1/21/29 @ 100+(a)(e)	1,604,359

Media (0.1%):
320,000	Nara Cable Funding, Ltd., 8.88%, 12/1/18, Callable 12/1/18 @ 108.88+(a)(c)	477,200

Pharmaceuticals (0.0%):
100,000	Capsugel FinanceCo SCA, 9.88%, 8/1/19, Callable 8/1/14 @ 107.41+(a)(c)	153,722

Sovereign Bonds (6.3%):
3,379,000	Australian Government, Series 133, 5.50%, 4/21/23+(a)	3,332,367
1,447,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/22+(a)(f)	1,445,273
7,182,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.88%, 1/1/23+(a)(f)	2,571,491
786,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/24+(a)(f)	781,282
3,861,012	Bundesrepublik Deutschland, Series 2007, 4.25%, 7/4/17+(a)	5,995,254
3,034,238	Bundesrepublik Deutschland, Series 9, 3.50%, 7/4/19+(a)	4,715,161
558,000	Canadian Government, 4.00%, 6/1/16+(a)	560,784
929,000	Canadian Government, 1.50%, 3/1/17+(a)	877,980
707,000	Canadian Government, 3.50%, 6/1/20+(a)	715,707
60,000,000	Japan Treasury Bill, Series 379, 0.08%, 1/15/14+(a)(g)	569,845
200,000,000	Japan Treasury Bill, Series 405, 0.05%, 1/27/14+(a)(g)	1,899,451
170,000,000	Japan Treasury Bill, Series 386, 0.05%, 2/10/14+(a)(g)	1,614,504
130,000,000	Japan Treasury Bill, Series 415, 0.05%, 3/17/14+(a)(g)	1,234,547
3,229,000	Malaysian Government, Series 2/04, 5.09%, 4/30/14+(a)	992,771
75,570,800	Mexican Cetes, Series BI , 1/9/14+(a)(h)	578,779
92,870,000	Mexican Cetes, Series BI , 2/6/14+(a)(h)	709,532
132,350,000	Mexican Cetes, Series BI , 3/20/14+(a)(h)	1,006,850
99,200,000	Mexican Cetes, Series BI , 4/3/14+(a)(h)	753,658

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$141,050,300	Mexican Cetes, Series BI , 4/30/14+(a)(h)	$1,068,725
56,279,700	Mexican Cetes, Series BI , 5/15/14+(a)(h)	425,942
33,204,700	Mexican Cetes, Series BI , 5/29/14+(a)(h)	250,947
2,589,000	Queensland Treasury Corp., Series 17, 6.00%, 9/14/17+(a)	2,526,119
1,001,000	Queensland Treasury Corp., Series 21, 6.00%, 6/14/21+(a)	994,044
4,431,697	United Kingdom Treasury Note, 1.25%, 7/22/18+(a)	7,135,461

		42,756,474

Wireless Telecommunication Services (0.0%):
100,000	Ziggo BV, 3.63%, 3/27/20+(a)(c)	137,757

Total Foreign Bonds (Cost $46,077,221)		45,129,512

Yankee Dollars (2.0%):
Capital Markets (0.4%):
858,310	Dana Gas Sukuk, Ltd., 9.00%, 10/31/17, Callable 10/13/17 @ 105(a)(c)	832,561
1,098,330	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(a)(c)	1,076,362

		1,908,923

Commercial Banks (0.6%):
400,000	Banco Bradesco (Cayman), 4.50%, 1/12/17(a)(c)	423,000
275,000	Banco Estado Chile, 2.03%, 4/2/15(a)	279,330
450,000	Banco Santander Chile, 2.12%, 6/7/18(a)(c)(e)	451,351
1,052,000	BNP Paribas SA, 2.40%, 12/12/18(a)	1,048,738
200,000	Export-Import Bank of Korea, 1.25%, 11/20/15(a)	200,616
505,000	Intesa Sanpaolo SpA, 3.13%, 1/15/16(a)	514,626
221,000	Intesa Sanpaolo SpA, 3.88%, 1/16/18(a)	226,300
200,000	Lloyds Bank plc, 2.30%, 11/27/18(a)	199,481
430,000	Nordea Bank AB, 3.13%, 3/20/17(a)(c)	449,643
250,000	Rabobank Nederland, 3.95%, 11/9/22(a)	242,248
200,000	UBS AG Stamford CT, Series BKNT, 5.88%, 12/20/17(a)	229,505

		4,264,838

Diversified Financial Services (0.0%):
300,000	CSG Guernsey I, Ltd., Series REGS, 7.88%, 2/24/41, Callable 8/24/16 @ 100(a)(c)(e)	326,250
200,000	Odebrecht Finance, Ltd., 5.13%, 6/26/22(a)(c)	195,750

		522,000

Industrial Conglomerates (0.1%):
400,000	Hutchison Whampoa International 11, Ltd., 3.50%, 1/13/17(a)(c)	417,468

Media (0.0%):
200,000	Nara Cable Funding, Ltd., 8.88%, 12/1/18, Callable 2/13/14 @ 108.88(a)(c)	213,000
200,000	Unitymedia Hessen GmbH & Co., KG/Unitymedia NRW GmbH, 5.50%, 1/15/23, Callable 1/15/18 @ 102.75(a)(c)	194,000

		407,000

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Metals & Mining (0.1%):
$139,000	FMG Resources August 2006, 6.00%, 4/1/17, Callable 4/1/15 @ 103(a)(c)	$147,688
98,000	FMG Resources August 2006, 6.88%, 4/1/22, Callable 4/1/17 @ 103.44^(a)(c)	106,820
126,000	FMG Resources Pty, Ltd., 8.25%, 11/1/19, Callable 11/1/15 @ 104.13^(a)(c)	141,435

		395,943

Oil, Gas & Consumable Fuels (0.3%):
240,000	Bumi Investment Pte, Ltd., 10.75%, 10/6/17, Callable 10/6/14 @ 105.38(a)(c)	163,200
130,000	Dana Gas Sukuk, Ltd., Registered Shares, 9.00%, 10/31/17, Callable 2/10/14 @ 105(a)(c)	126,100
1,318,000	OGX Austria GmbH, 8.50%, 6/1/18, Callable 6/1/15 @ 104.25(a)(c)(m)	105,440
164,000	Petrobras Global Finance BV, 2.00%, 5/20/16(a)	163,870
937,000	Petrobras Global Finance BV, 2.38%, 1/15/19(a)(e)	915,918
481,000	YPF SA, 8.88%, 12/19/18^(a)(c)	499,038

		1,973,566

Paper & Forest Products (0.1%):
425,000	TFS Corp., Ltd., 11.00%, 7/15/18, Callable 7/15/15 @ 108.00(a)(b)	437,219

Real Estate Management & Development (0.0%):
200,000	Sun Hung Kai Properties, Ltd., Series E, 4.50%, 2/14/22(a)(c)	200,723

Road & Rail (0.0%):
408,482	Inversiones Alsacia SA, 8.00%, 8/18/18, Callable 2/18/15 @ 104(a)(b)	296,149
87,000	Viterra, Inc., 5.95%, 8/1/20(a)(c)	92,402

		388,551

Sovereign Bonds (0.3%):
100,000	Federal Republic of Brazil, 5.88%, 1/15/19^(a)	112,000
632,000	Netherlands Government, 1.00%, 2/24/17(a)(c)	632,346
1,028,000	Republic of Turkey, 6.75%, 4/3/18(a)	1,116,408
292,000	United Mexican States, 5.95%, 3/19/19(a)	337,260

		2,198,014

Wireless Telecommunication Services (0.1%):
200,000	Colombia Telecomm SA Esp, 5.38%, 9/27/22, Callable 9/27/17 @ 102.69(a)(c)	187,000
399,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/15 @ 103.75(a)	439,898

		626,898

Total Yankee Dollars (Cost $14,108,703)		13,741,143

U.S. Treasury Obligations (17.0%):
U.S. Treasury Bills (11.0%)
800,000	0.04%,1/2/14(a)(g)	800,000
19,675,000	0.01%, 1/9/14(a)(g)	19,674,960
4,700,000	0.01%, 1/16/14(a)(g)	4,699,977
5,100,000	0.07%, 1/30/14(a)(g)	5,099,929

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Bills, continued
$8,150,000	0.01%, 2/6/14(a)(g)	$8,149,878
1,600,000	0.01%, 2/13/14(a)(g)	1,599,976
800,000	0.05%, 3/6/14(a)(g)	799,926
6,000,000	0.05%, 4/10/14(a)(g)	5,999,226
11,200,000	0.08%,4/17/14(a)(g)	11,198,778
3,400,000	0.06%, 5/8/14(a)(g)	3,399,317
10,500,000	0.05%, 5/15/14(a)(g)	10,497,962
3,500,000	0.09%, 6/19/14(a)(g)	3,498,695

		75,418,624

U.S. Treasury Notes (6.0%)
3,335,000	0.25%, 3/31/15(a)	3,336,824
4,451,000	2.25%, 3/31/16(a)	4,628,693
2,646,500	0.63%, 9/30/17(a)	2,591,503
5,140,400	1.00%, 5/31/18(a)	5,027,954
5,080,300	1.38%, 7/31/18(a)	5,034,659
1,469,400	1.38%, 9/30/18(a)	1,451,491
8,022,500	1.25%, 10/31/18(a)	7,865,187
3,360,700	1.25%, 11/30/18(a)	3,288,761
2,659,500	1.50%, 12/31/18(a)	2,629,581
794,700	2.00%, 11/15/21(a)	758,504
991,100	1.75%, 5/15/22(a)	916,458
2,657,700	2.50%, 8/15/23(a)	2,552,221
686,700	2.75%, 11/15/23(a)	671,786

		40,753,622

Total U.S. Treasury Obligations (Cost $116,643,566)		116,172,246

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Purchased Swaptions (0.0%):
Total Purchased Swaptions (Cost $668,805)		$283,885

Purchased Options (0.4%):
Total Purchased Options (Cost $3,549,137)		2,741,831

Exchange Traded Funds (1.1%):
$53,073	Market Vectors Gold Miners, ETF(a)	1,120,902
3,924	ETFS Platinum Trust(i)	525,384
4,648	ETFS Physical Palladium Shares(i)	324,477
75,708	iShares Gold Trust(i)	884,269
38,952	SPDR Gold Trust(i)	4,525,054

Total Exchange Traded Fund (Cost $9,279,335)		7,380,086

Securities Held as Collateral for Securities on Loan (1.4%):
9,409,419	Allianz Variable Insurance Products Securities Lending Collateral Trust(j)	9,409,419

Total Securities Held as Collateral for Securities on Loan (Cost $9,409,419)		9,409,419

Unaffiliated Investment Company (0.4%):
2,867,010	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(g)(k)	2,867,010

Total Unaffiliated Investment Company (Cost $2,867,010)		2,867,010

Total Investment Securities (Cost $595,343,261)(l) — 96.5%		658,143,681
Net other assets (liabilities) — 3.5%		23,547,548

Net Assets — 100.0%		$681,691,229

Percentages indicated are based on net assets as of December 31, 2013.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JPY—Notional amount stated is in Japanese Yen.

MTN—Medium Term Note

NYS—New York Shares

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2013. The total value of securities on loan as of December 31, 2013, was $9,280,885.

#	Security issued in connection with a pending litigation settlement.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.80% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2013. The total of all such securities represent 0.53% of the net assets of the fund.

(e)	Variable rate security. The rate presented represents the rate in effect at December 31, 2013. The date presented represents the final maturity date.

(f)	Principal amount is stated in 1,000 Brazilian Real Units.

(g)	The rate represents the effective yield at December 31, 2013.

(h)	Principal amount is stated in 100 Mexican Peso Units.

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

(i)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Cayman Subsidiary”).

(j)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2013.

(k)	All or a portion of these securities are held by the VIP Subsidiary.

(l)	See Federal Tax Information listed in the Notes to the Financial Statements.

(m)	Defaulted bond.

Amounts shown as “—” are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2013:

Country	Percentage
Argentina	0.1%
Australia	1.8%
Austria	—	%NM
Belgium	0.2%
Bermuda	0.3%
Brazil	1.5%
British Virgin Islands	—	%NM
Canada	1.8%
Cayman Islands	0.4%
Chile	0.2%
China	0.2%
Colombia	—	%NM
Denmark	0.1%
Finland	—	%NM
France	3.5%
Germany	3.4%
Guernsey	—	%NM
Hong Kong	0.7%
India	0.1%
Indonesia	—	%NM
Ireland	0.3%
Ireland (Republic of)	0.5%
Israel	—	%NM
Italy	0.9%

Country	Percentage
Japan	8.7%
Jersey	0.5%
Kazakhstan	0.1%
Korea, Republic Of	0.3%
Luxembourg	0.3%
Malaysia	0.4%
Mexico	0.9%
Netherlands	2.4%
Norway	0.2%
Portugal	0.1%
Republic of Korea (South)	0.6%
Russian Federation	0.1%
Singapore	0.7%
South Africa	0.1%
Spain	0.2%
Sweden	0.5%
Switzerland	2.1%
Taiwan	0.2%
Thailand	0.1%
Turkey	0.2%
United Arab Emirates	0.1%
United Kingdom	5.7%
United States	59.5%

100.0%

NM	Not meaningful, amount is less than 0.05%.

Futures Contracts

Cash of $33,916,712 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
NIKKEI 225 Index March Futures (Japanses Yen)(a)	Short	3/13/14	(10)	$(775,952)	$(5,979)
MSCI EAFE Index E-Mini March Futures (U.S. Dollar)(a)	Short	3/21/14	(163)	(8,286,920)	(225,126)
FTSE 100 Index March Futures (British Pounds)(a)	Short	3/21/14	(5)	(554,454)	(925)
DJ EURO STOXX 50 March Futures (Euro)(a)	Short	3/21/14	(216)	(9,234,731)	(314,174)
S&P 500 Index E-Mini March Futures (U.S. Dollar)(a)	Short	3/21/14	(90)	(8,284,950)	(156,703)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Long	3/21/14	211	20,344,155	728,490
ASX SPI 200 Index March Futures (Australian Dollar)(a)	Long	3/20/14	2	237,368	10,669
German Stock Index March Futures (Euro)(a)	Long	3/21/14	4	1,321,324	55,584
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	Long	3/20/14	110	13,535,156	(246,935)
CAC40 10 Euro January Futures (Euro)(a)	Long	1/20/14	6	354,779	15,520
S&P/Toronto Stock Exchange 60 Index March Futures (Canadian Dollar)(a)	Long	3/20/14	2	294,098	10,414

Total					$(129,165)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Option Contracts (a)

At December 31, 2013, the Fund’s open purchased exchange-traded options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
90	On Anadarko Petroleum Corp., Strike @ 98 Exp 2/22/14	$945
1,033	On Barrick Gold Corp., Strike @ 80 Exp 1/18/14	1,033
183	On Freeport-Mcmoran Copper & Gold, Inc., Strike @ 34 Exp 2/22/14	70,455
646	On Goldcorp, Inc., Strike @ 80 Exp 1/18/14	646
52	On MetLife, Inc., Strike @ 50 Exp 1/17/15	38,090
827	On Newmont Mining Corp., Strike @ 90 Exp 1/18/14	827
34	On Prudential Financial, Inc., Strike @ 83 Exp 1/17/15	48,535

Total Call Options (Cost $160,083)		$160,531

Put Options:
62	On Cubist Pharmaceuticals, Inc., Strike @ 55 Exp 1/18/14	$620
50	On S&P 500 Index, Strike @ 1720 Exp 1/18/14	9,250
17	On S&P 500 Index, Strike @ 1740 Exp 1/18/14	3,910

Total Put Options (Cost $241,133)		$13,780

At December 31, 2013, the Fund’s open purchased over-the-counter options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
27,342	On Activision Blizzard, Inc., Strike @ 20 Exp 1/17/14, with Goldman Sachs	$326
20,464	On Agnico-Eagle Mines, Ltd., Strike @ 85 Exp 1/17/14, with Deutsche Bank	—
49,392	On Alcoa, Inc., Strike @ 15 Exp 1/17/14, with Goldman Sachs	97
32,636	On Anadarko Petroleum Corp., Strike @ 83 Exp 5/16/14, with Deutsche Bank	134,152
19,628	On Anadarko Petroleum Corp., Strike @ 85 Exp 7/18/14, with Credit Suisse First Boston	84,140
24,268	On AngloGold, Ltd., Strike @ 65 Exp 1/17/14, with Deutsche Bank	—
2,073	On Autozone, Inc., Strike @ 550 Exp 1/17/14, with Goldman Sachs	1
157,232	On Bank of America Corp., Strike @ 17 Exp 1/16/15, with Citibank	174,708
26,460	On Broadcom Corp., Strike @ 55 Exp 1/17/14, with Goldman Sachs	—
28,665	On Caterpillar, Inc., Strike @ 135 Exp 1/17/14, with Goldman Sachs	2
44,025	On Citigroup, Inc., Strike @ 60 Exp 1/16/15, with Bank of America	102,940
130,514	On Coca-Cola Co. (The), Strike @ 45 Exp 1/16/15, with Deutsche Bank	142,675
9,709	On Coeur d’Alene Mines Corp., Strike @ 40 Exp 1/17/14, with Deutsche Bank	—
46,607	On Corning, Inc., Strike @ 20 Exp 1/17/14, with Goldman Sachs	743
28,813	On Eldorado Gold Corp., Strike @ 25 Exp 1/17/14, with Deutsche Bank	—
77,175	On EMC Corp., Strike @ 40 Exp 1/17/14, with Goldman Sachs	—
7,715	On Endeavour Silver Corp., Strike @ 20 Exp 1/17/14, with Deutsche Bank	—
4,874	On First Majestic Silver Corp., Strike @ 35 Exp 1/17/14, with Deutsche Bank	—
59,535	On Freeport-Mcmoran Copper & Gold, Inc., Strike @ 64 Exp 1/17/14, with Goldman Sachs	—
110,249	On General Electric Co., Strike @ 35 Exp 1/17/14, with Goldman Sachs	18
59,566	On Gold Fields, Ltd., Strike @ 22 Exp 1/17/14, with Deutsche Bank	—
13,965	On Halliburton Co., Strike @ 55 Exp 1/18/14, with Goldman Sachs	1,391
15,193	On Harmony Gold Mining Co., Ltd., Strike @ 15 Exp 1/17/14, with Deutsche Bank	—
94,086	On Hewlett-Packard Co., Strike @ 30 Exp 1/17/14, with Goldman Sachs	15,190
13,049	On Humana, Inc., Strike @ 130 Exp 1/16/15, with Goldman Sachs	42,178
25,625	On IAMGOLD Corp., Strike @ 30 Exp 1/17/14, with Deutsche Bank	—
11,466	On IBM Corp., Strike @ 295 Exp 1/17/14, with Goldman Sachs	—
110,249	On Intel Corp., Strike @ 40 Exp 1/18/14, with Goldman Sachs	—
30,870	On J.C. Penney Co., Inc., Strike @ 55 Exp 1/17/14, with Goldman Sachs	—
78,616	On JPMorgan Chase & Co., Strike @ 65 Exp 1/16/15, with Bank of America	181,430
110,307	On Kinross Gold Corp., Strike @ 20 Exp 1/17/14, with Deutsche Bank	—
63,945	On Marvell Tech Group, Ltd., Strike @ 20 Exp 1/17/14, with Goldman Sachs	459

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Number of Contracts	Description	Fair Value
19,845	On McDonald’s Corp., Strike @ 135 Exp 1/17/14, with Goldman Sachs	$—
130,514	On Merck & Co., Inc., Strike @ 55 Exp 1/16/15, with Deutsche Bank	185,069
15,435	On Monster Beverage Corp., Strike @ 105 Exp 1/17/14, with Goldman Sachs	2
36,162	On NetApp, Inc., Strike @ 60 Exp 1/17/14, with Goldman Sachs	1
16,343	On New Gold, Inc., Strike @ 22 Exp 1/17/14, with Deutsche Bank	—
15,102	On NovaGold Resources, Inc., Strike @ 12 Exp 1/17/14, with Deutsche Bank	—
65,257	On Oracle Corp., Strike @ 42 Exp 1/16/15, with Deutsche Bank	51,735
27,555	On Pan American Silver Corp., Strike @ 50 Exp 1/17/14, with Deutsche Bank	—
32,700	On QEP Resources, Inc., Strike @ 35 Exp 4/17/14, with Goldman Sachs	18,680
44,100	On Qualcomm, Inc., Strike @ 95 Exp 1/17/14, with Goldman Sachs	4
3,720	On Randgold Resources, Ltd., Strike @ 165 Exp 1/17/14, with Deutsche Bank	—
3,664	On Royal Gold, Inc., Strike @ 125 Exp 1/17/14, with Deutsche Bank	—
2,414	On S&P 500 Index, Strike @ 30 Exp 1/17/14, with Deutsche Bank	—
16,314	On SeaBridge Gold Inc., Strike @ 150 Exp 1/16/15, with Deutsche Bank	86,425
6,746	On Silver Standard Resources, Inc., Strike @ 30 Exp 1/17/14, with Deutsche Bank	—
27,673	On Silver Wheaton Corp., Strike @ 55 Exp 1/17/14, with Deutsche Bank	—
15,738	On Silvercorp Metals, Inc., Strike @ 15 Exp 1/17/14, with Deutsche Bank	—
94,106	On Staples, Inc., Strike @ 20 Exp 1/17/14, with Goldman Sachs	—
6,615	On Starwood Hotels & Worldwide, Inc., Strike @ 85 Exp 1/17/14, with Goldman Sachs	671
17,649	On Stillwater Mining Co., Strike @ 25 Exp 1/17/14, with Deutsche Bank	—
7,148	On Takeda Pharmaceutical Co., Ltd., Strike @ 4906 Exp 10/9/14, with Goldman Sachs	14,700
8,000	On Takeda Pharmaceutical Co., Ltd., Strike @ 5109 Exp 1/29/15, with JPMorgan Chase	16,408
1,004	On Topix Index, Strike @ 1154 Exp 6/13/14, with Bank of America	169,162
153,558	On Topix Index, Strike @ 1157 Exp 4/11/14, with UBS Warburg	220,439
1,281	On Topix Index, Strike @ 1164 Exp 5/9/14, with JPMorgan Chase Chase	197,478
148,791	On Topix Index, Strike @ 1247 Exp 9/12/14, with Citibank	155,796
153,154	On Topix Index, Strike @ 1271 Exp 3/14/14, with BNP Paribas	90,065
230,041	On Topix Index, Strike @ 1291 Exp 7/11/14, with Goldman Sachs	166,114
16,758	On United Technologies Corp., Strike @ 120 Exp 1/17/14, with Goldman Sachs	2,193
22,050	On UnitedHealth Group, Inc., Strike @ 85 Exp 1/17/14, with Goldman Sachs	687
7,412	On Visa, Inc., Strike @ 190 Exp 1/17/14, with Goldman Sachs	239,091
15,435	On Western Union Co., Strike @ 25 Exp 1/17/14, with Goldman Sachs	—
66,238	On Yamana Gold, Inc., Strike @ 30 Exp 1/17/14, with Deutsche Bank	—
15,435	On Yum! Brands, Inc., Strike @ 100 Exp 1/17/14, with Goldman Sachs	—

Total Call Options (Cost $2,922,469)		$2,495,170

Put Options:
1,847	On S&P 500 Index, Strike @ 1752 Exp 2/21/14, with Goldman Sachs	$19,573
1,848	On S&P 500 Index, Strike @ 1746 Exp 2/21/14, with Credit Suisse First Boston	18,332
1,857	On S&P 500 Index, Strike @ 1744 Exp 2/21/14, with BNP Paribas	18,048
1,750	On SPX Corp., Strike @ 1741 Exp 2/21/14, with JPMorgan Chase	16,397

Total Put Options (Cost $225,452)		$72,350

At December 31, 2013, the Fund’s open written exchange-traded options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
12	On ACE, Ltd., Strike @ 93 Exp 2/22/14	$(13,140)
127	On Marathon Petroleum Corp., Strike @ 78 Exp 1/18/14	(181,610)
96	On Marathon Petroleum Corp., Strike @ 80 Exp 4/19/14	(129,120)
64	On Marathon Petroleum Corp., Strike @ 85 Exp 4/19/14	(63,680)
33	On S&P 500 Index, Strike @ 1800 Exp 1/18/14	(171,765)
34	On S&P 500 Index, Strike @ 1825 Exp 1/18/14	(106,930)
13	On Travelers Cos., Inc. (The), Strike @ 83 Exp 1/18/14	(10,465)
22	On Williams-Sonoma, Inc., Strike @ 53 Exp 1/18/14	(12,870)
16	On Williams-Sonoma, Inc., Strike @ 55 Exp 1/18/14	(5,680)
35	On XL Group plc, Strike @ 32 Exp 4/19/14	(4,270)

Total Call Options (Premiums Received $253,433)		$(699,530)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Number of Contracts	Description	Fair Value
Put Options:
125	On Consol Energy, Inc., Strike @ 35 Exp 4/19/14	$(17,313)
126	On Dresser Rand Group, Inc., Strike @ 60 Exp 3/22/14	(38,745)
47	On EOG Resources, Inc., Strike @ 165 Exp 4/19/14	(39,363)
90	On Marathon Petroleum Corp., Strike @ 63 Exp 4/19/14	(2,700)
90	On Marathon Petroleum Corp., Strike @ 65 Exp 4/19/14	(3,150)
120	On Phillips 66, Strike @ 58 Exp 5/17/14	(6,000)
109	On Pultegroup, Inc., Strike @ 15 Exp 1/18/14	(218)

Total Put Options (Premiums Received $337,487)		$(107,489)

At December 31, 2013, the Fund’s open written over-the-counter options contracts were as follows:

Number of Contracts	Description	Fair Value
Call Options:
13,965	On Halliburton Co., Strike @ 55 Exp 1/17/14, with Deutsche Bank	$(1,238)
1,848	On S&P 500 Index, Strike @ 1835 Exp 2/21/14, with Credit Suisse First Boston	(64,700)
1,857	On S&P 500 Index, Strike @ 1842 Exp 2/21/14, with BNP Paribas	(57,477)

Total Call Options (Premiums Received $66,791)		$(123,415)

Put Options:
32,700	On QEP Resources, Inc., Strike @ 25 Exp 4/17/14, with Goldman Sachs	$(20,822)
1,857	On S&P 500 Index, Strike @ 1566 Exp 2/21/14, with BNP Paribas	(2,774)
1,848	On S&P 500 Index, Strike @ 1568 Exp 2/21/14, with Credit Suisse First Boston	(2,807)
1,847	On S&P 500 Index, Strike @ 1573 Exp 2/21/14, with Goldman Sachs	(2,960)
1,750	On SPX Corp., Strike @ 1563 Exp 2/21/14, with JPMorgan Chase	(2,538)

Total Put Options (Premiums Received $56,660)		$(31,901)

At December 31, 2013, the Fund’s open purchased over-the-counter swaptions were as follows:

Number of Contracts	Description	Fair Value
Call Swaptions:
3,271	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 1.60%, Exp 6/3/14 (USD), with Goldman Sachs	$50,662
3,270	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 1.60%, Exp 6/3/14 (USD), with Goldman Sachs	50,663
822	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 1.65%, Exp 6/4/14 (USD), with Deutsche Bank	16,462

Total Call Swaptions (Cost $433,443)		$117,787

Put Swaptions:
1,586	2-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 3.50%, Exp 12/17/15 (USD), with Goldman Sachs	$117,723
13,242	5-Year Interest Rate, Pay 6-Month JPY LIBOR, Exercise @ 1.60%, Exp 12/17/18 (JPY), with Goldman Sachs	25,516
1,006,980	5-Year Interest Rate, Pay 6-Month JPY LIBOR, Exercise @ 1.07%, Exp 4/4/18 (JPY), with Deutsche Bank	22,859

Total Put Swaptions (Cost $235,362)		$166,098

At December 31, 2013, the Fund’s open written over-the-counter swaptions were as follows:

Number of Contracts	Description	Fair Value
Put Swaptions:
822	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 2.30%, Exp 6/4/14 (USD), with Deutsche Bank	$(137,226)
1,586	2-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 5.75%, Exp 12/17/15 (USD), with Goldman Sachs	(153,272)
971	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 2.25%, Exp 6/3/14 (USD), with Goldman Sachs	(74,541)
1,635	5-Year Interest Rate, Pay 6-Month USD LIBOR, Exercise @ 2.25%, Exp 6/3/14 (USD), with Goldman Sachs	(125,524)

Total Put Swaptions (Premiums Received $329,441)		$(490,563)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Forward Currency Contracts(a)

At December 31, 2013, the Fund's open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Morgan Stanley	1/24/14	1,216,400	$1,135,412	$1,084,082	$51,330
Brazilian Real	Deutsche Bank	1/30/14	1,385,386	593,364	582,781	10,583
Brazilian Real	Morgan Stanley	1/31/14	1,382,936	580,188	581,616	(1,428)
British Pound	Deutsche Bank	1/24/14	1,488,000	2,401,141	2,463,273	(62,132)
European Euro	BNP Paribas	1/9/14	326,516	438,636	449,151	(10,515)
European Euro	Barclays Bank	1/17/14	859,700	1,166,622	1,182,587	(15,965)
European Euro	Deutsche Bank	1/24/14	420,600	569,099	578,567	(9,468)
European Euro	Morgan Stanley	1/30/14	1,125,500	1,548,553	1,548,207	346
European Euro	Credit Suisse First Boston	2/6/14	679,200	935,123	934,286	837
European Euro	Deutsche Bank	2/6/14	474,500	653,197	652,707	490
European Euro	UBS Warburg	2/6/14	1,049,100	1,444,084	1,443,109	975
Japanese Yen	Bank of America	1/9/14	132,480,125	1,330,603	1,258,299	72,304
Japanese Yen	Goldman Sachs	1/9/14	139,235,470	1,397,736	1,322,462	75,274
Japanese Yen	UBS Warburg	1/15/14	60,000,000	614,125	569,899	44,226
Japanese Yen	BNP Paribas	1/16/14	138,029,027	1,348,422	1,311,050	37,372
Japanese Yen	Credit Suisse First Boston	1/16/14	73,626,625	719,010	699,333	19,677
Japanese Yen	Credit Suisse First Boston	1/17/14	130,308,950	1,275,001	1,237,729	37,272
Japanese Yen	Goldman Sachs	1/17/14	135,349,060	1,326,236	1,285,602	40,634
Japanese Yen	Barclays Bank	1/23/14	107,007,872	1,068,803	1,016,437	52,366
Japanese Yen	UBS Warburg	1/23/14	44,530,365	438,000	422,981	15,019
Japanese Yen	UBS Warburg	1/27/14	200,000,000	2,027,493	1,899,782	127,711
Japanese Yen	UBS Warburg	1/30/14	88,344,619	860,220	839,191	21,029
Japanese Yen	Goldman Sachs	1/31/14	180,594,222	1,766,531	1,715,483	51,048
Japanese Yen	Bank of America	2/6/14	140,913,360	1,373,103	1,338,591	34,512
Japanese Yen	Morgan Stanley	2/7/14	271,047,855	2,626,458	2,574,800	51,658
Japanese Yen	Deutsche Bank	2/10/14	170,000,000	1,725,888	1,614,928	110,960
Japanese Yen	Morgan Stanley	3/17/14	130,000,000	1,262,847	1,235,179	27,668
Mexican Peso	UBS Warburg	1/9/14	7,557,080	588,929	578,817	10,112
Mexican Peso	UBS Warburg	2/6/14	9,287,000	681,855	709,730	(27,875)
Mexican Peso	Credit Suisse First Boston	3/20/14	13,235,000	1,016,354	1,008,204	8,150
Mexican Peso	Credit Suisse First Boston	4/3/14	9,920,000	764,276	754,843	9,433
Mexican Peso	Credit Suisse First Boston	4/30/14	5,064,500	389,337	384,580	4,757
Mexican Peso	Morgan Stanley	4/30/14	9,040,530	689,564	686,506	3,058
Mexican Peso	Morgan Stanley	5/15/14	5,627,970	430,358	426,879	3,479
Mexican Peso	UBS Warburg	5/29/14	3,320,470	253,193	251,587	1,606

				$37,439,761	$36,643,258	$796,503

Long Contracts:
Australian Dollar	Morgan Stanley	1/24/14	1,216,400	$1,080,334	$1,084,082	$3,748
European Euro	Brown Brothers Harriman	1/3/14	124,003	169,498	170,576	1,078
European Euro	Brown Brothers Harriman	1/13/14	451,300	617,931	620,801	2,870
European Euro	Brown Brothers Harriman	1/13/14	730,100	981,826	1,004,313	22,487
Norwegian Krone	Goldman Sachs	1/2/14	482,744	78,499	79,616	1,117
Swedish Krona	Goldman Sachs	1/2/14	552,318	84,140	85,898	1,758

				$3,012,228	$3,045,286	$33,058

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

At December 31, 2013, the Fund's open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro/Japanese Yen	Barclays Bank	1,027,200 EUR	145,287,168 JPY	$1,415,779	$1,448,668	$32,889

				$1,415,779	$1,448,668	$32,889

Centrally Cleared Credit Default Swap Agreements—Buy Protection (a)(b)

At December 31, 2013, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2013(c)	Notional Amount(d)	Fixed Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North America High Yield Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 21	JP MORGAN CHASE	12/20/18	3.08%	$3,466,000	5.00%	$(295,152)	$(237,340)	$(57,812)

						$(295,152)	$(237,340)	$(57,812)

Centrally Cleared Credit Default Swap Agreements—Sell Protection (a)(b)

At December 31, 2013, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2013(c)	Notional Amount(d)	Fixed Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 21	JP MORGAN CHASE	12/20/18	0.63%	$(831,000)	1.00%	$14,868	$8,737	$6,131

						$14,868	$8,737	$6,131

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2013, the Fund’s open over-the-counter interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount (Local)		Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month U.S. Dollar LIBOR BBA	0.49%	9/14/15	Deutsche Bank	560,000	USD	$(1,455)	$(1,455)
Receive	3-Month U.S. Dollar LIBOR BBA	0.50%	9/17/15	JPMorgan Chase	1,490,000	USD	(4,138)	(4,138)
Receive	3-Month U.S. Dollar LIBOR BBA	0.60%	9/17/15	Deutsche Bank	600,000	USD	(2,829)	(2,829)
Receive	3-Month U.S. Dollar LIBOR BBA	0.49%	9/17/15	Deutsche Bank	400,000	USD	(1,031)	(1,031)
Pay	3-Month U.S. Dollar LIBOR BBA	1.30%	8/17/16	Deutsche Bank	1,253,000	USD	1,024	1,024
Pay	3-Month U.S. Dollar LIBOR BBA	1.03%	9/27/16	Deutsche Bank	200,000	USD	(615)	(615)
Pay	3-Month U.S. Dollar LIBOR BBA	0.83%	9/27/16	Deutsche Bank	1,150,000	USD	(5,773)	(5,773)
Pay	3-Month U.S. Dollar LIBOR BBA	1.01%	9/27/16	Deutsche Bank	540,052	USD	(1,771)	(1,771)
Pay	3-Month U.S. Dollar LIBOR BBA	1.50%	9/27/16	Deutsche Bank	1,700,000	USD	2,637	2,637
Pay	3-Month U.S. Dollar LIBOR BBA	1.46%	9/28/16	Deutsche Bank	1,600,000	USD	1,727	1,727
Pay	3-Month U.S. Dollar LIBOR BBA	1.00%	9/28/16	Deutsche Bank	1,350,000	USD	(4,613)	(4,613)
Pay	3-Month U.S. Dollar LIBOR BBA	1.00%	9/28/16	Goldman Sachs	6,073,000	USD	(20,783)	(20,783)
Pay	3-Month U.S. Dollar LIBOR BBA	1.04%	9/28/16	Deutsche Bank	1,200,000	USD	(3,641)	(3,641)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2013

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount (Local)		Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month U.S. Dollar LIBOR BBA	1.16%	9/14/18	Deutsche Bank	250,000	USD	$(4,817)	$(4,817)
Pay	3-Month U.S. Dollar LIBOR BBA	1.19%	9/17/18	JPMorgan Chase	610,300	USD	(11,103)	(11,103)
Pay	3-Month U.S. Dollar LIBOR BBA	1.13%	9/17/18	Deutsche Bank	200,000	USD	(4,204)	(4,204)
Pay	3-Month U.S. Dollar LIBOR BBA	1.49%	9/17/18	Deutsche Bank	200,000	USD	(690)	(690)

							$(62,075)	$(62,075)

Centrally Cleared Interest Rate Swap Agreements (a)

At December 31, 2013, the Fund’s centrally cleared interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount (Local)		Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month U.S. Dollar LIBOR BBA	1.78%	9/27/16	JPMorgan Chase Bank	940,000	USD	$11	$3,868	$3,857
Pay	3-Month U.S. Dollar LIBOR BBA	1.26%	9/28/16	JPMorgan Chase Bank	550,000	USD	—	(582)	(582)
Pay	3-Month U.S. Dollar LIBOR BBA	1.05%	9/28/16	JPMorgan Chase Bank	600,000	USD	7	(1,882)	(1,889)
Pay	3-Month U.S. Dollar LIBOR BBA	3.91%	11/13/19	JPMorgan Chase Bank	6,620,000	USD	82	(15,631)	(15,713)
Pay	3-Month U.S. Dollar LIBOR BBA	3.92%	11/13/19	JPMorgan Chase Bank	6,620,000	USD	82	(15,033)	(15,115)

								$(29,260)	$(29,442)

Total Return Swaps at December 31, 2013

Counterparty	Receive/Pay Total Return	Expiration Date	Notional Amount (Local)		Unrealized Appreciation/ (Depreciation)
Citibank NA	KOSPI 200 Index March Futures	3/13/14	2,493,877,300	KRW	$34,991
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/5/16	26,350,000	JPY	12,632
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/5/16	26,800,000	JPY	8,358
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/5/17	25,515,000	JPY	20,173
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/5/17	27,805,000	JPY	27,163

					$103,317

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(c)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(d)	The notional amount represents the maximum potential amount the Fund could be required to make as a buyer or seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the consolidated financial statements.

AZL MVP BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets:
Investment securities, at cost	$595,343,261

Investment securities, at value*	$658,143,681
Cash	55,436
Segregated cash for collateral	36,326,712
Interest and dividends receivable	1,525,409
Unrealized appreciation on forward currency contracts	989,833
Unrealized appreciation on swap agreements	108,705
Receivable for capital shares issued	1,217,362
Receivable for investments sold	520,573
Receivable for variation margin on swaps	550
Receivable for variation margin on futures contracts	70,383
Reclaims receivable	59,229
Prepaid expenses	7,792

Total Assets	699,025,665

Liabilities:
Cash received as collateral for derivatives	1,700,000
Written options and swaptions (Premiums received $1,043,812)	1,452,898
Foreign currency, at value (cost $67,198)	64,843
Unrealized depreciation on forward currency contracts	127,383
Unrealized depreciation on swap agreements	67,463
Payable for collateral received on loaned securities	9,409,419
Payable for investments purchased	3,437,396
Payable for variation margin on futures contracts	167,002
Payable for variation margin on swaps	21,879
Manager fees payable	455,925
Administration fees payable	39,851
Distribution fees payable	133,298
Custodian fees payable	77,024
Administrative and compliance services fees payable	5,035
Trustee fees payable	38
Other accrued liabilities	174,982

Total Liabilities	17,334,436

Net Assets	$681,691,229

Net Assets Consist of:
Capital	$597,511,389
Accumulated net investment income/(loss)	2,418,186
Accumulated net realized gains/(losses) from investment transactions	18,742,866
Net unrealized appreciation/(depreciation) on investments	63,018,788

Net Assets	$681,691,229

Shares of beneficial interest (unlimited number of shares authorized, no par value)	56,731,987
Net Asset Value (offering and redemption price per share)	$12.02

*	Includes securities on loan of $9,280,885.

Consolidated Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$6,222,195
Interest	2,831,040
Income from securities lending	95,394
Foreign withholding tax	(324,935)

Total Investment Income	8,823,694

Expenses:
Manager fees	4,057,510
Administration fees	333,876
Distribution fees	1,185,727
Custodian fees	289,184
Administrative and compliance services fees	19,675
Trustee fees	49,654
Professional fees	50,083
Shareholder reports	48,003
Other expenses	27,172

Total expenses before reductions	6,060,884
Less expenses contractually waived/reimbursed by the Manager	(163)
Less expenses paid indirectly	(2,915)

Net expenses	6,057,806

Net Investment Income/(Loss)	2,765,888

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains (losses) on securities transactions	10,874,677
Net realized gains (losses) on futures contracts	4,634,826
Net realized gains (losses) on options contracts	1,494,591
Net realized gains (losses) on swap agreements	(441,830)
Net realized gains (losses) on forward currency contracts	2,035,723
Change in net unrealized appreciation/depreciation on investments	44,442,327

Net Realized/Unrealized Gains/(Losses) on Investments	63,040,314

Change in Net Assets Resulting From Operations	$65,806,202

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

	AZL MVP BlackRock Global Allocation Fund
	For the Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,765,888	$3,450,067
Net realized gains/(losses) on investment transactions	18,597,987	246,394
Change in unrealized appreciation/depreciation on investments	44,442,327	18,576,461

Change in net assets resulting from operations	65,806,202	22,272,922

Dividends to Shareholders:
From net investment income	—	(3,550,788)
From net realized gains	(186,015)	(390,037)

Change in net assets resulting from dividends to shareholders	(186,015)	(3,940,825)

Capital Transactions:
Proceeds from shares issued	291,713,875	621,900,897
Proceeds from dividends reinvested	186,015	3,940,825
Value of shares redeemed	(2,372,363)	(317,630,304)

Change in net assets resulting from capital transactions	289,527,527	308,211,418

Change in net assets	355,147,714	326,543,515
Net Assets:
Beginning of period	326,543,515	—

End of period	$681,691,229	$326,543,515

Accumulated net investment income/(loss)	$2,418,186	$(160,275)

Share Transactions:
Shares issued	25,942,049	31,328,229
Dividends reinvested	16,360	377,112
Shares redeemed	(206,067)	(725,696)

Change in shares	25,752,342	30,979,645

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

AZL MVP BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.54	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	1.43	0.56

Total from Investment Activities	1.48	0.67

Dividends to Shareholders From:
Net Investment Income	—	(0.12)
Realized Gains	— (b)	(0.01)

Total Dividends	— (b)	(0.13)

Net Asset Value, End of Period	$12.02	$10.54

Total Return(c)	14.08%	6.71	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$681,691	$326,544
Net Investment Income/(Loss)(e)	0.55%	2.01%
Expenses Before Reductions(e)(f)	1.21%	2.44%
Expenses Net of Reductions(e)	1.21%	2.37%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g).	1.21%	2.37%
Portfolio Turnover Rate	40%	119	%(d)

(a)	Period from commencement of operations.

(b)	Less than $0.005.

(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses. See Note 2 in Consolidated Notes to Financial Statements.

See accompanying notes to the consolidated financial statements.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP BlackRock Global Allocation Fund (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Consolidation of Subsidiaries

During the year ended December 31, 2013, the Fund primarily invested in shares of another mutual fund managed by the Manager, the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”), a wholly-owned and controlled subsidiary of the Fund.

As of December 31, 2013, the Fund’s aggregate investment in the VIP Subsidiary was $646,563,399, representing 94.8% of the Fund’s net assets.

The VIP Subsidiary’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund, Ltd. (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the VIP Subsidiary formed in the Cayman Islands, which invests primarily in commodity-related instruments.

The Fund’s operations have been consolidated with the operations of the VIP Subsidiary and the Cayman Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2013 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $6.6 million for the year ended December 31, 2013.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $9,466 during the year ended December 31, 2013. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Consolidated Statement of Operations.

Effective January 6, 2014, the Manager, on behalf of the Trust, requested the Fund cease participation in the program until further notice.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2013, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $41.9 million as of December 31, 2013. The monthly average amount for these contracts was $51.0 million for the year ended December 31, 2013.

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $63.2 million as of December 31, 2013. The monthly average notional amount for these contracts was $31.3 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2013, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2013:

	Number of Contracts	Cost
Options outstanding at December 31, 2012	2,952,883	$3,097,758
Options purchased	3,448,549	7,785,463
Options exercised	(29,067)	(252,443)
Options expired	(174,871)	(2,602,542)
Options closed	(2,179,757)	(3,810,294)

Options outstanding at December 31, 2013	4,017,737	$4,217,942

The Fund had the following transactions in written call and put options during the year ended December 31 2013:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	(82,982)	$(911,438)
Options written	(1,937,253)	(3,474,272)
Options exercised	1,941	201,878
Options expired	260,392	685,401
Options closed	1,694,057	2,454,619

Options outstanding at December 31 2013	(63,845)	$(1,043,812)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be indentified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the VIP Subsidiary or Cayman Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2013, the Fund entered into OTC interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $34.7 million as of December 31, 2013. The monthly average gross notional amount for interest rate swaps was $35.6 million for the year ended December 31, 2013.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The gross notional amount of total return swaps outstanding was $44.2 million as of December 31, 2013. The monthly average gross notional amount for total return swaps was $13.1 million to the year ended December 31, 2013.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. As of December 31, 2013, the Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The gross notional amount of OTC and centrally cleared credit default swaps outstanding was $4.3 million as of December 31, 2013. The monthly average gross notional amount for credit default swaps was $3.4 million for the year ended December 31, 2013.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund's Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value	Consolidated Statement of Assets and Liabilities Location	Total Fair Value
Equity Risk Exposure
Futures Contracts	Receivable for variation margin on futures contracts*	$820,677	Payable for variation margin on futures contracts*	$949,842

Option Contracts	Investment securities, at value (purchased options)	3,025,716	Written options	1,452,898

Total Return Swap Agreements	Unrealized appreciation on swap agreements	103,317	Unrealized depreciation on swap agreements	—

Credit Risk Exposure
Credit Default Swap Agreements	Unrealized appreciation on swap agreements+	6,131	Unrealized depreciation on swap agreements+	57,812

Interest Rate Risk
Interest Rate Swap Agreements	Unrealized appreciation on swap agreements+	9,245	Unrealized depreciation on swap agreements+	100,762

Foreign Exchange Rate Risk Exposure
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	989,833	Unrealized depreciation on forward currency contracts	127,383

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

+	For swap agreements, the amounts represent the cumulative appreciation/(depreciation) of these agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on swaps.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Option Contracts	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation on Investments
Equity Risk Exposure	$4,634,826	$—	$1,494,591	$—	$(877,640)
Credit Risk Exposure	—	(207,391)	—	—	(53,839)
Interest Rate Risk Exposure	—	(234,439)	—	—	(122,871)
Foreign Exchange Rate Risk Exposure	—	—	—	2,035,723	731,136

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2013. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the Fund's derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$70,383	$167,002
Forward currency contracts	989,833	127,383
Option contracts*	3,025,716	1,452,898
Swap agreements	109,255	89,342

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	4,195,187	1,836,625
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(271,679)	(995,900)

Total assets and liabilities subject to a MNA	$3,923,508	$840,725

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund's derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$560,348	$—	$—	$(560,348)	$—
Barclays Bank	85,255	(15,965)	—	—	69,290
BNP Paribas	213,811	(70,766)	—	—	143,045
Citibank	365,495	—	—	—	365,495
Credit Suisse First Boston	182,598	(67,507)	—	—	115,091
Deutsche Bank	766,798	(241,503)	—	(525,295)	—
Goldman Sachs	936,516	(397,902)	—	(500,000)	38,614
JPMorgan Chase	230,283	(17,779)	—	—	212,504
Morgan Stanley	141,287	(1,428)	—	—	139,859
UBS Warburg	441,117	(27,875)	—	—	413,242

Total	$3,923,508	$(840,725)	$—	$(1,585,643)	$1,497,140

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank	$15,965	$(15,965)	$—	$—	$—
BNP Paribas	70,766	(70,766)	—	—	—
Credit Suisse First Boston	67,507	(67,507)	—	—	—
Deutsche Bank	241,503	(241,503)	—	—	—
Goldman Sachs	397,902	(397,902)	—	—	—
JPMorgan Chase	17,779	(17,779)	—	—	—
Morgan Stanley	1,428	(1,428)	—	—	—
UBS Warburg	27,875	(27,875)	—	—	—

Total	$840,725	$(840,725)	$—	$—	$—

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the VIP Subsidiary. Pursuant to a portfolio management agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the VIP Subsidiary subject to the general supervision of the Trustees and the Manager.

The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the VIP Subsidiary. Expenses incurred by the Fund and the VIP Subsidiary for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund and the VIP Subsidiary to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

extraordinary expenses not incurred in the ordinary course of the Fund’s and the VIP Subsidiary’s business, based on the daily net assets of the Fund and the VIP Subsidiary, through April 30, 2015.

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP BlackRock Global Allocation Fund	0.10%	0.15%
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2013, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2016	Total
AZL MVP BlackRock Global Allocation Fund	$163	$163

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $6,515 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,442,780	$6,651,399	$—	$12,094,179
Airlines	2,211,315	982,001	—	3,193,316
Auto Components	2,583,479	5,521,668	—	8,105,147
Automobiles	4,034,690	10,393,354	—	14,428,044
Beverages	4,685,875	2,566,138	—	7,252,013
Biotechnology	5,896,984	279,737	—	6,176,721
Building Products	—	2,457,503	—	2,457,503
Capital Markets	3,377,579	2,757,763	—	6,135,342
Chemicals	2,589,122	11,213,503	—	13,802,625
Commercial Banks	7,105,070	17,289,844	—	24,394,914
Communications Equipment	5,765,000	105,347	—	5,870,347
Construction & Engineering	161,459	1,898,110	—	2,059,569
Construction Materials	—	330,936	—	330,936
Diversified Consumer Services	—	345,507	—	345,507
Diversified Financial Services	11,302,002	2,563,513	—	13,865,515
Diversified Metals & Mining	—	276,227	—	276,227
Diversified Telecommunication Services	2,339,457	6,665,820	—	9,005,277
Electric Utilities	4,018,452	1,049,171	—	5,067,623
Electrical Equipment	3,014,678	1,383,885	—	4,398,563
Electronic Equipment, Instruments & Components	182,847	3,871,151	—	4,053,998
Energy Equipment & Services	4,483,467	1,271,412	—	5,754,879
Food & Staples Retailing	1,905,899	1,010,652	—	2,916,551
Food Products	2,716,699	6,772,324	—	9,489,023
Gas Utilities	—	1,414,468	—	1,414,468
Health Care Equipment & Supplies	4,538,063	231,251	—	4,769,314
Health Care Providers & Services	15,184,467	4,971,804	—	20,156,271
Household Durables	—	2,498,035	—	2,498,035
Industrial Conglomerates	7,512,568	5,195,474	—	12,708,042
Insurance	10,700,711	5,622,065	—	16,322,776
Internet Software & Services	10,691,294	2,257,945	—	12,949,239
IT Services	10,420,408	2,395,485	—	12,815,893
Machinery	2,738,564	6,667,953	—	9,406,517
Media	5,794,308	1,723,564	—	7,517,872
Metals & Mining	6,398,530	8,089,553	—	14,488,083

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

Investment Securities:	Level 1	Level 2	Level 3	Total
Multiline Retail	$49,235	$497,531	$—	$546,766
Multi-Utilities	2,693,977	1,244,958	—	3,938,935
Oil, Gas & Consumable Fuels	20,216,281	10,838,499	—	31,054,780
Personal Products	—	1,058,775	—	1,058,775
Pharmaceuticals	9,761,804	12,992,200	—	22,754,004
Professional Services	—	350,522	—	350,522
Real Estate Investment Trusts (REITs)	4,046,734	634,792	—	4,681,526
Real Estate Management & Development	1,542,940	2,940,099	—	4,483,039
Road & Rail	3,801,246	2,755,994	—	6,557,240
Semiconductors & Semiconductor Equipment	691,023	4,791,410	—	5,482,433
Software	10,839,956	1,140,950	—	11,980,906
Specialty Retail	445,528	1,665,799	—	2,111,327
Textiles, Apparel & Luxury Goods	1,353,968	570,373	—	1,924,341
Trading Companies & Distributors	1,167,701	4,657,404	—	5,825,105
Transportation Infrastructure	—	120,313	400,890	521,203
Wireless Telecommunication Services	2,464,759	3,811,543	—	6,276,302
All Other Common Stock+	28,659,178	—	—	28,659,178
Preferred Stocks
Auto Components	—	—	426,443	426,443
Commercial Banks	3,174,740	828,458	—	4,003,198
Diversified Financial Services	275,196	—	—	275,196
Machinery	177,814	—	—	177,814
All Other Preferred Stocks+	—	3,869,326	—	3,869,326
Warrant+	—	64,868	—	64,868
Convertible Preferred Stocks
Airlines	—	31,322	—	31,322
Commercial Banks	—	229,770	—	229,770
Health Care Providers & Services	—	350,760	—	350,760
All Other Convertible Preferred Stocks+	1,448,249	—	—	1,448,249
Private Placements+	—	3,131,103	—	3,131,103
Convertible Bonds+	—	12,515,523	—	12,515,523
Floating Rate Loans+	—	5,875,102	—	5,875,102
Corporate Bonds
Transportation Infrastructure	—	—	504,627	504,627
All Other Corporate Bonds+	—	12,788,537	—	12,788,537
Foreign Bonds+	—	45,129,512	—	45,129,512
Yankee Dollars+	—	13,741,143	—	13,741,143
U.S. Treasury Obligations	—	116,172,246	—	116,172,246
Purchased Swaptions	—	283,885	—	283,885
Purchased Options	174,311	2,567,520	—	2,741,831
Exchange Traded Fund	7,380,086	—	—	7,380,086
Securities Held as Collateral for Securities on Loan	—	9,409,419	—	9,409,419
Unaffiliated Investment Company	2,867,010	—	—	2,867,010

Total Investment Securities	$251,027,503	$405,784,218	$1,331,960	$658,143,681

Other Financial Instruments:
Futures Contracts	(129,165)	—	—	(129,165)
Written Call Options	(699,530)	(123,415)	—	(822,945)
Written Put Options	(107,489)	(31,901)	—	(139,390)
Written Swaptions	—	(490,563)	—	(490,563)
Forward Currency Contracts	—	862,450	—	862,450
Centrally Cleared Credit Default Swaps	—	(51,681)	—	(51,681)
Over-the-Counter Interest Rate Swaps	—	(62,075)	—	(62,075)
Centrally Cleared Interest Rate Swaps	—	(29,442)	—	(29,442)
Total Return Swaps	—	103,317	—	103,317

Total Investments	$250,091,319	$405,960,908	$1,331,960	$657,384,187

+	For detailed industry descriptions, see the accompanying Consolidated Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contacts, and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Allocation Fund	$434,910,170	$190,762,751

For the year ended December 31, 2013, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Allocation Fund	$54,790,850	$38,248,361

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2013 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Delta Debtco, Ltd., 9.25%, 10/30/19	10/17/12	$562,435	$571,000	$594,554	0.09%
Delta Topco, Ltd.	5/2/12	379,997	615,711	400,890	0.06%
Delta Topco, Ltd., 10.00%, 11/24/60	5/2/12	518,956	509,075	504,627	0.07%
Inversiones Alsacia SA, 8.00%, 8/18/18, Callable 2/18/15 @ 104.00	2/1/12	346,498	408,482	296,149	0.04%
Mobileye N.V., Series F, Preferred Shares	8/15/13	426,443	12,219	426,443	0.06%
Project Eagle Shell	12/27/12	350,890	20,670	1,184,081	0.17%
Project Eagle Shell, Class A	2/26/13	4,089	240	13,748	0.00%
Project Eagle Shell, Class D	12/27/12	314,602	18,506	1,060,116	0.16%
REI Agro, Ltd., Series REGS, 5.50%, 11/13/14	2/7/12	300,000	400,000	201,000	0.03%
TFS Corp., Ltd., 11.00%, 7/15/18, Callable 7/15/15 @ 108.00	6/6/12	409,063	425,000	437,219	0.06%
Zeus (Cayman) II, Ltd., Series REGS, 1.02%, 8/18/16+	1/25/12	19,100,000	20,000,000	330,943	0.05%

(a)	Acquisition date represents the initial purchase date of the security.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

7. Investment Risks

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2013

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $597,313,863. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$74,846,380
Unrealized depreciation	(14,016,562)

Net unrealized appreciation/(depreciation)	$60,829,818

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Allocation Fund	$97,679	$88,336	$186,015

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Allocation Fund	$3,940,825	$—	$3,940,825

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP BlackRock Global Allocation Fund	$12,557,995	$10,978,699	$—	$60,643,146	$84,179,840

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the mark to market of unrealized appreciation on passive foreign investment companies.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2013, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods in the two-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the brokers, custodian and transfer agents of the underlying funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 63.88% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $88,336.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $97,679.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
800-SEC-0330.

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® MVP Invesco Equity and Income Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Invesco Equity and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Invesco Equity and Income Fund.

What factors affected the Fund’s performance for the period ended December 31, 2013?

For the period ended December 31, 2013, the AZL® MVP Invesco Equity and Income Fund returned 23.88%1. That compared to a 17.73% total return for its benchmark, the Balanced Composite Index, which is comprised of an 60% weighting in the S&P 500 Index2 and a 40% weighting in the Barclays U.S. Aggregate Bond Index3.

The AZL® MVP Invesco Equity and Income Fund is a fund of funds that invests primarily in the shares of another mutual fund managed by the Manager, the AZL® Invesco Equity and Income Fund. This underlying fund primarily invests in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade quality debt securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

The 12 months through December 31, 2013, were characterized by steady improvement in the U.S. economy and strong U.S. equity market returns. Stocks rose during the first half of the year as consumer confidence improved based on the recovery of the U.S. housing market. However, in May, capital markets declined following U.S. Federal Reserve Chairman Ben Bernanke’s comments suggesting that the Fed would start reducing the size of its bond-buying program, known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune.

Markets stabilized in mid-summer and equities then rallied through the last three months of the year. In December, when the Fed officially announced plans to reduce QE in early 2014, the news was widely anticipated and largely priced into stock valuations. As a result, equities continued to rise despite the Fed’s action.

The Fund attempts to remain fully invested, and although we held an average cash position within our acceptable range during the period, cash detracted from the Fund’s relative performance in the strong equity market. Stock selection in the health care and energy sectors detracted from the Fund’s performance versus its equity benchmark. Stock selection and an underweight position in the industrials sectors—specifically, select holdings within commercial and professional services and a low exposure to transportation—also hurt relative performance.*

The Fund’s relative performance benefited from strong stock selection within the financials sector. A lack of exposure to real estate also boosted the Fund’s relative performance, as the returns for real estate industry shares were flat during the period. Stock selection and underweight positions in the telecommunication services, consumer staples and materials sectors also helped the Fund’s relative performance.*

The fixed-income portion of the Fund’s portfolio outperformed its fixed income benchmark and was a valuable source of income, helping to dampen overall portfolio volatility. However, holding these investments reduced the Fund’s overall performance, as bonds were hurt by a rising interest-rate environment during the reporting period. An allocation to convertible bonds provided positive absolute returns while detracting from relative performance, as convertible bonds underperformed the equity benchmark.*

The underlying Fund used currency forward contracts during the reporting period to hedge currency exposure of non-U.S.-based holdings. The use of these currency forward contracts had a slight negative impact on the Fund’s performance relative to its equity benchmark during the period.*

With the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[3]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® MVP Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in the shares of another mutual fund managed by the manager, the AZL® Invesco Equity and Income Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	Since Inception (1/10/12)
AZL® MVP Invesco Equity and Income Fund	23.88%[1]	16.36%
Balanced Composite Index	17.73%	13.76%
S&P 500 Index	32.39%	22.54%
Barclays U.S. Aggregate Bond Index	-2.02%	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® MVP Invesco Equity and Income Fund	1.17%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to January 1, 2013 the Manager voluntarily reduced the management fee to 0.05%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.19%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Invesco Equity and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Invesco Equity and Income Fund	$1,000.00	$1,103.60	$0.80	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Invesco Equity and Income Fund	$1,000.00	$1,024.45	$0.77	0.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Domestic Equities	94.7%
Money Market	0.4

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Company (94.7%):
17,996,723	AZL Invesco Equity and Income Fund	$283,088,456

Total Affiliated Investment Company (Cost $250,472,316)		283,088,456

Unaffiliated Investment Company (0.4%):
1,083,355	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	1,083,355

Total Unaffiliated Investment Company (Cost $1,083,355)		1,083,355

Total Investment Securities (Cost $251,555,671)(b) — 95.1%		284,171,811
Net other assets (liabilities) — 4.9%		14,664,185

Net Assets — 100.0%		$298,835,996

Percentages indicated are based on net assets as of December 31, 2013.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $14,809,635 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/14	48	$5,906,250	$(104,364)
S&P 500 Index E-Mini March Futures	Long	3/21/14	96	8,837,280	313,515

Total					$209,151

See accompanying notes to the financial statements.

4

AZL MVP Invesco Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$1,083,355
Investments in affiliates, at cost	250,472,316

Total Investment securities, at cost	$251,555,671

Investments in non-affiliates, at value	$1,083,355
Investments in affiliates, at value	283,088,456

Total Investment securities, at value	284,171,811
Segregated cash for collateral	14,809,635
Receivable for capital shares issued	905,397
Receivable for variation margin on futures contracts	30,720

Total Assets	299,917,563

Liabilities:
Payable for affiliated investments purchased	1,031,348
Payable for variation margin on futures contracts	8,111
Manager fees payable	26,359
Administration fees payable	4,288
Custodian fees payable	927
Administrative and compliance services fees payable	1,075
Trustee fees payable	8
Other accrued liabilities	9,451

Total Liabilities	1,081,567

Net Assets	$298,835,996

Net Assets Consist of:
Capital	$263,457,018
Accumulated net investment income/(loss)	1,486,998
Accumulated net realized gains/(losses) from investment transactions	1,066,689
Net unrealized appreciation/(depreciation) on investments	32,825,291

Net Assets	$298,835,996

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,403,313
Net Asset Value (offering and redemption price per share)	$13.34

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$1,736,694

Total Investment Income	1,736,694

Expenses:
Manager fees	167,581
Administration fees	53,615
Custodian fees	2,759
Administrative and compliance services fees	3,505
Trustee fees	8,466
Professional fees	8,107
Shareholder reports	12,328
Other expenses	4,187
Recoupment of prior expense reimbursed by the Manager	6,707

Total expenses before reductions	267,255
Less expense contractually waived/reimbursed by the Manager	(16,005)

Net expenses	251,250

Net Investment Income/(Loss)	1,485,444

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	84,778
Net realized gains distributions from affiliated underlying funds	1,554
Net realized gains/(losses) on futures contracts	968,504
Change in net unrealized appreciation/depreciation on investments	30,252,624

Net Realized/Unrealized Gains/(Losses) on Investments	31,307,460

Change in Net Assets Resulting From Operations	$32,792,904

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Invesco Equity and Income Fund
	For the Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,485,444	$760,329
Net realized gains/(losses) on investment transactions	1,054,836	137,114
Change in unrealized appreciation/depreciation on investments	30,252,624	2,572,667

Change in net assets resulting from operations	32,792,904	3,470,110

Dividends to Shareholders:
From net investment income	—	(760,324)
From net realized gains	(33,714)	(89,998)

Change in net assets resulting from dividends to shareholders	(33,714)	(850,322)

Capital Transactions:
Proceeds from shares issued	188,556,214	76,704,917
Proceeds from dividends reinvested	33,714	850,322
Value of shares redeemed	(2,039,133)	(649,016)

Change in net assets resulting from capital transactions	186,550,795	76,906,223

Change in net assets	219,309,985	79,526,011
Net Assets:
Beginning of period	79,526,011	—

End of period	$298,835,996	$79,526,011

Accumulated net investment income/(loss)	$1,486,998	$5

Share Transactions:
Shares issued	15,181,645	7,367,776
Dividends reinvested	2,693	79,842
Shares redeemed	(167,924)	(60,719)

Change in shares	15,016,414	7,386,899

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP IEI Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

See accompanying notes to the financial statements.

6

AZL MVP Invesco Equity and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	2.50	0.79

Total from Investment Activities	2.57	0.89

Dividends to Shareholders From:
Net Investment Income	—	(0.10)
Net Realized Gains	— (b)	(0.02)

Total Dividends	— (b)	(0.12)

Net Asset Value, End of Period	$13.34	$10.77

Total Return(c)	23.88%	8.89	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$298,836	$79,526
Net Investment Income/(Loss)(e)	0.89%	1.82%
Expenses Before Reductions*(e)(f)	0.16%	0.36%
Expenses Net of Reductions*	0.15%	0.15%
Portfolio Turnover Rate(g)	— (h)	9	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP IEI Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(h)	Represents less than 0.5%.

See accompanying notes to the financial statements.

7

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Invesco Equity and Income Fund (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value

8

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

(“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $14.7 million as of December 31, 2013. The monthly average notional amount for these contracts was $8.6 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$313,515	Payable for variation margin on futures contracts	$—

Interest Rate				104,364

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$1,007,582	$321,839

Interest Rate		(39,078)	(95,363)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Invesco Equity and Income Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Fund	Expires 12/31/2015	Expires 12/31/2016	Total
AZL MVP Invesco Equity and Income Fund	$11,712	$16,005	$27,717

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

9

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Invesco Equity and Income Fund	$75,294,417	$178,335,800	$(652,687)	$84,778	$30,026,148	$283,088,456	$1,736,694

	$75,294,417	$178,335,800	$(652,687)	$84,778	$30,026,148	$283,088,456	$1,736,694

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $2,067 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$283,088,456	$—	$283,088,456
Unaffiliated Investment Company	1,083,355	—	1,083,355

Total Investment Securities	$284,171,811	$—	$284,171,811

Other Financial Instruments:*
Futures Contracts	209,151	—	209,151

Total Investments	$284,380,962	$—	$284,380,962

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Invesco Equity and Income Fund	$178,335,800	$652,687

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $251,559,575. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$32,616,140
Unrealized depreciation	(3,904)

Net unrealized appreciation/(depreciation)	$32,612,236

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Invesco Equity and Income Fund	$13,495	$20,219	$33,714

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Invesco Equity and Income Fund	$796,536	$53,786	$850,322

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capitaland Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Invesco Equity and Income Fund	$1,964,977	$801,765	$—	$32,612,236	$35,378,978

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Concentration of Investments

As of December 31, 2013, the Fund’s investment in the AZL Invesco Equity and Income Fund, which is affiliated with the Investment Adviser, represented greater than 90% of the Fund’s net assets. The financial statements of the AZL Invesco Equity and Income Fund are attached hereto.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Invesco Equity and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 65.31% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $20,219.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $13,491.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

AZL® MVP Franklin Templeton

Founding Strategy Plus Fund

Annual Report

December 31, 2013

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Franklin Templeton Founding Strategy Plus Fund.

What factors affected the Fund’s performance for period ended December 31, 2013?

For the period ended December 31, 2013, the AZL® MVP Franklin Templeton Founding Strategy Plus Fund returned 17.79%. That compared to a 17.73% total return for its benchmark, the Balanced Composite Index, which is comprised of an 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Franklin Templeton Founding Strategy Plus Fund is a fund of funds that invests primarily in the shares of another mutual fund—the AZL® Franklin Templeton Founding Strategy Plus Fund—managed by the Manager. This Fund invests in a combination of sub-portfolios, or strategies, each of which is managed by a Franklin Templeton asset manager.

•	Templeton Growth Strategy

•	Franklin Mutual Shares Strategy

•	Franklin Income Strategy

•	Templeton Global Bond Strategy

The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Financial markets and the global economy progressed in 2013 due to the stabilization of key financial institutions and declining equity correlations, which allowed investors to refocus on fundamentals. In the United States, economic growth and employment trends exceeded expectations throughout the period. The Federal Reserve Bank announced late in the year that it would reduce its bond-purchasing program. Abroad, the Eurozone emerged from recession during the second half of the year, and Japan set an inflation target and established new monetary policies aimed at achieving that goal. Though emerging market equities and regional currencies depreciated during the period, they rallied at the year’s end.

The Fund benefited in absolute terms from its component funds’ holdings in the financials, industrials, and consumer discretionary sectors. However, select positions in telecommunications did detract from the Fund’s absolute return.*

Strong stock selection, specifically in the industrials and information technology sectors, helped boost the Fund’s performance relative to its benchmark. An underweighting and stock selection in the materials sector, also improved the relative return. European, U.S., and Japanese stock shares contributed positively as well. The Franklin Mutual Shares Strategy Fund’s investments in a mobile telephone operating company, a global software firm, and a managed healthcare company also aided the Fund’s relative performance.*

The Fund’s relative performance was hindered by the Templeton Growth Strategy Fund’s stock selection in the telecommunication services sector, and an overweight position in the energy sector.*

Additionally, an overweighting in Asia, with the exception of Japan, was detrimental to the Fund’s relative return. The Franklin Mutual Shares Strategy Fund’s holdings in an integrated energy company, a metals and mining group and a heavy equipment manufacturer also detracted from the Fund’s relative performance.*

Some of the underlying funds employed currency positions during the period, to varying effect. For instance, the Franklin Mutual Shares Strategy Fund held currency forwards with the goal of hedging the currency risk of the Fund’s non-U.S. dollar investments. The hedges had a small negative effect on the Fund’s performance. In addition, the Templeton Global Bond Strategy Fund’s currency positioning in Asia, and especially its net negative exposure to the Japanese yen, contributed to the Fund’s performance.*

With the generally low volatility environment for most of 2013, the MVP risk management process worked as intended and had very little impact on the Fund’s equity exposure or performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2013.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® MVP Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager, the AZL® Franklin Templeton Founding Strategy Plus Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fuctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fuctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2013

	1 Year	Since Inception (4/30/12)
AZL® MVP Franklin Templeton Founding Strategy Plus Fund	17.79%	14.69%
Balanced Composite Index	17.73%	12.50%
S&P 500 Index	32.39%	20.93%
Barclays U.S. Aggregate Bond Index	-2.02%	0.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Franklin Templeton Founding Strategy Plus Fund	1.29%

The above expense ratio is based on the current Fund prospectus dated April 29, 2013. Prior to January 1, 2013 the Manager voluntarily reduced the management fee to 0.05%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2015. Additional information pertaining to the December 31, 2013 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.21%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,113.30	$0.80	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 - 12/31/13*	Annualized Expense Ratio During Period 7/1/13 - 12/31/13
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,024.45	$0.77	0.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	94.9%
Money Market	0.1

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

3

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2013

Shares		Fair Value
Affiliated Investment Company (94.9%):
13,999,852	AZL Franklin Templeton Founding Strategy Plus Fund	$194,037,955

Total Affiliated Investment Company (Cost $178,075,451)		194,037,955

Unaffiliated Investment Company (0.1%):
220,557	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (a)	220,557

Total Unaffiliated Investment Company (Cost $220,557)		220,557

Total Investment Securities (Cost $178,296,008)(b) — 95.0%		194,258,512
Net other assets (liabilities) — 5.0%		10,259,275

Net Assets — 100.0%		$204,517,787

Percentages indicated are based on net assets as of December 31, 2013.

(a)	The rate represents the effective yield at December 31, 2013.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $10,173,622 has been segregated to cover margin requirements for the following open contracts as of December 31, 2013:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/14	33	$4,060,547	$(71,773)
S&P 500 Index E-Mini March Futures	Long	3/21/14	66	6,075,630	216,366

Total					$144,593

See accompanying notes to the financial statements.

4

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in non-affiliates, at cost	$220,557
Investments in affiliates, at cost	178,075,451

Total Investment securities, at cost	$178,296,008

Investments in non-affiliates, at value	$220,557
Investments in affiliates, at value	194,037,955

Total Investment securities, at value	194,258,512
Segregated cash for collateral	10,173,622
Receivable for capital shares issued	309,061
Receivable for variation margin on futures contracts	21,103

Total Assets	204,762,298

Liabilities:
Payable for affiliated investments purchased	211,096
Payable for variation margin on futures contracts	5,533
Manager fees payable	16,425
Administration fees payable	4,270
Custodian fees payable	174
Administrative and compliance services fees payable	740
Other accrued liabilities	6,273

Total Liabilities	244,511

Net Assets	$204,517,787

Net Assets Consist of:
Capital	$184,400,883
Accumulated net investment income/(loss)	2,465,858
Accumulated net realized gains/(losses) from investment transactions	1,543,949
Net unrealized appreciation/(depreciation) on investments	16,107,097

Net Assets	$204,517,787

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,507,304
Net Asset Value (offering and redemption price per share)	$12.39

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends from affiliates	$2,234,316

Total Investment Income	2,234,316

Expenses:
Manager fees	117,569
Administration fees	53,104
Custodian fees	1,946
Administrative and compliance services fees	2,398
Trustee fees	5,678
Professional fees	5,504
Shareholder reports	8,942
Other expenses	3,147
Recoupment of prior expense reimbursed by the Manager	2,360

Total expenses before reductions	200,648
Less expense contractually waived/reimbursed by the Manager	(24,263)

Net expenses	176,385

Net Investment Income/(Loss)	2,057,931

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	430,803
Net realized gains distributions from affiliated underlying funds	950,268
Net realized gains/(losses) on futures contracts	670,980
Change in net unrealized appreciation/depreciationon investments	14,414,871

Net Realized/Unrealized Gains/(Losses) on Investments	16,466,922

Change in Net Assets Resulting From Operations	$18,524,853

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Franklin Templeton Founding Strategy Plus Fund
	For the Year Ended December 31, 2013	April 30, 2012 to December 31, 2012(a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,057,931	$531,017
Net realized gains/(losses) on investment transactions	2,052,051	58,027
Change in unrealized appreciation/depreciation on investments	14,414,871	1,692,226

Change in net assets resulting from operations	18,524,853	2,281,270

Dividends to Shareholders:
From net investment income	—	(531,020)
From net realized gains	(17,003)	(141,196)

Change in net assets resulting from dividends to shareholders	(17,003)	(672,216)

Capital Transactions:
Proceeds from shares issued	152,201,330	48,319,984
Proceeds from dividends reinvested	17,003	672,216
Value of shares redeemed	(10,854,959)	(5,954,691)

Change in net assets resulting from capital transactions	141,363,374	43,037,509

Change in net assets	159,871,224	44,646,563
Net Assets:
Beginning of period	44,646,563	—

End of period	$204,517,787	$44,646,563

Accumulated net investment income/(loss)	$2,465,858	$—

Share Transactions:
Shares issued	13,252,470	4,756,556
Dividends reinvested	1,456	64,450
Shares redeemed	(990,777)	(576,851)

Change in shares	12,263,149	4,244,155

(a)	Period from commencement of operations. During the period from April 30, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP FTFSP Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

See accompanying notes to the financial statements.

6

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2013	April 30, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period.	$10.52	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12	0.13
Net Realized and Unrealized
Gains/(Losses) on Investments	1.75	0.56

Total from Investment Activities	1.87	0.69

Dividends to Shareholders From:
Net Investment Income	—	(0.13)
Net Realized Gains	— (b)	(0.04)

Total Dividends	— (b)	(0.17)

Net Asset Value, End of Period	$12.39	$10.52

Total Return(c)	17.79%	6.87	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$204,518	$44,647
Net Investment Income/(Loss)(e)	1.75%	3.46%
Expenses Before Reductions* (e)(f)	0.17%	0.48%
Expenses Net of Reductions*(e)	0.15%	0.15%
Portfolio Turnover Rate(g)	9%	34	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from April 30, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP FTFSP Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover ratios can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of 11 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”), and 10 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

Futures Contracts

During the year ended December 31, 2013, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $10.1 million as of December 31, 2013. The monthly average notional amount for these contracts was $6.0 million for the year ended December 31, 2013. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$216,366	Payable for variation margin on futures contracts	$—

Interest Rate		—		71,773

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2013:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$693,581	$221,139

Interest Rate		(22,601)	(67,662)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2015. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2013, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Franklin Templeton Founding Strategy Plus Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2013, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Fund	Expires 12/31/2015	Expires 12/31/2016	Total
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$7,308	$24,263	$31,571

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2013, there were no voluntary waivers.

9

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2013, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2013 is as follows:

	Fair Value 12/31/12	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/13	Dividend Income
AZL Franklin Templeton Founding Strategy Plus Fund	$41,482,337	$147,610,700	$(9,747,279)	$430,803	$14,261,394	$194,037,955	$2,234,316

	$41,482,337	$147,610,700	$(9,747,279)	$430,803	$14,261,394	$194,037,955	$2,234,316

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2013, $1,418 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $139,000 annual Board retainer. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2013, actual Trustee compensation was $973,000 in total for both trusts.

At a meeting of the Board of Trustees on December 4, 2013, the Trustees approved a fee increase to the Officers and Trustees who are paid a fee for their services to the Trust and to the Allianz Variable Insurance Products Trust. Effective January 1, 2014, each non-interested Trustee will receive a $163,000 annual retainer.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

The following is a summary of the valuation inputs used as of December 31, 2013 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Companies	$194,037,955	$—	$194,037,955
Unaffiliated Investment Company	220,557	—	220,557

Total Investment Securities	194,258,512	—	194,258,512

Other Financial Instruments:*
Futures Contracts	144,593	—	144,593

Total Investments	$194,403,105	$—	$194,403,105

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2013, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$147,610,700	$9,747,279

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2013 is $178,429,047. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$15,962,504
Unrealized depreciation	(133,039)

Net unrealized appreciation/(depreciation)	$15,829,465

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$417	$16,586	$17,003

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$551,499	$120,717	$672,216

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2013

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$2,795,635	$1,491,804	$—	$15,829,465	$20,116,904

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Concentration of Investments

As of December 31, 2013, the Fund’s investment in the AZL Franklin Templeton Founding Strategy Plus Fund, which is affiliated with the Investment Adviser, represented greater than 90% of the Fund’s net assets. The financial statements of the AZL Franklin Templeton Founding Strategy Plus Fund are attached hereto.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2014

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, 21.38% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2013, the Fund declared net long-term capital gain distributions of $16,586.

During the year ended December 31, 2013, the Fund declared net short-term capital gain distributions of $417.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2015.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, Compliance Services Agreement and Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2013. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 16, 2013, and at an “in person” Board of Trustees meeting held October 22, 2013. The Agreement was approved at the Board meeting of October 22, 2013. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2015. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2013 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 11 Funds, five did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meetings held September 10-11, 2013, the Manager reported that for the three year period ended June 30, 2013, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 35th, 85th, 86th and 95th percentiles respectively, in their peer groups, and for the one year ended June 30, 2013 they ranked in the 31st, 78th, 53rd and 84th percentiles, respectively. For the three year period ended June 30, 2013, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 54th and 26th percentiles of their peer groups, respectively, and for the one year ended June 30, 2013 they ranked in the 66th and 20th percentiles respectively.

At the Board of Trustees meeting held October 22, 2013, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 25th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 35th percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus and AZL MVP Invesco Equity & Income Funds, the advisory fee paid put them in the 1st percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2013. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2013 were approximately $7.5 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2014, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	41	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 56 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	41	Luther College
Roger Gelfenbien, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	41	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	41	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	41	None
Peter W. McClean, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	41	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant, 1997 to 1999	41	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	41	None
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	41	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 68 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 47 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Christopher R. Pheiffer, Age 45(4) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(5) and Anti-Money Laundering Compliance Officer	Since 2/14 (interim)	Deputy Chief Compliance Officer of the Trusts, 2007-2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	Stephen G. Simon, previously the Chief Compliance Officer of the Trusts, resigned all of his positions with Allianz effective February 21, 2014. Mr. Pheiffer, previously the Deputy Chief Compliance Officer of the Trusts, has been named Chief Compliance Officer of the Trusts on an interim basis while a search for a permanent replacement is conducted.

(5)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1213 2/14

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2013	2012
(a)	Audit Fees	$131,500	$123,500
(b)	Audit-Related Fees	$13,500	$5,500

Audit-related fees for both years relate to the consent issuance in two Form N-14 filings and the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”).

		2013	2012
(c)	Tax Fees	$28,925	$32,045

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		2013	2012
(d)	All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)

Not applicable

4(g)

2013	2012
$42,425	$37,545

4(h)

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Allianz Variable Insurance Products Fund of Funds Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date February 27, 2014

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards, Treasurer

Date February 27, 2014